UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

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Celestica Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF MEETING
AND
PROXY STATEMENT
FOR THE ANNUAL AND
SPECIAL MEETING OF
SHAREHOLDERS
TO BE HELD ON
JUNE 17, 2025

MESSAGE FROM THE CHAIR OF THE BOARD
Dear Shareholders,
Celestica delivered exceptional financial results in 2024, reflecting strong execution by our entire team. Our performance translated into significant value creation for our shareholders, with robust stock performance throughout the year and having been named to the TSX30 for our strong performance on the Toronto Stock Exchange. These results underscore our goal of driving sustainable growth, operational excellence and maintaining long-term financial strength. The Board remains deeply engaged in overseeing the company’s strategy, which helps to ensure that we continue to build leading-edge capabilities and deliver innovative solutions. We also strive for strong governance and responsible corporate stewardship that aligns with our long-term sustainability initiatives.
The Board also recognizes the importance of consistent engagement with shareholders, and we continued our shareholder engagement initiative for the fourth consecutive year. We received important feedback about our executive compensation philosophy and pay-for-performance strategy, as well as insights on succession planning and Board composition.
I welcome and encourage you to attend our 2025 Annual and Special Meeting of Shareholders on June 17, 2025 at 9:30 a.m. EDT. As this will be a hybrid meeting, you will have the choice to attend the Meeting in person or virtually. I encourage you to read the attached Proxy Statement and vote your shares in support of the Board’s recommendations on each proposal. Our Annual Report is also available on our website at www.celestica.com/shareholder-documents. All of our financial results, including historical comparisons, are now being reported in accordance with U.S. Generally Accepted Accounting Principles (GAAP), having transitioned from previously being reported under International Financial Reporting Standards (IFRS).
I would like to personally thank Laurette Koellner for her more than 15 years of service on our Board. On behalf of the Board, I’m pleased to welcome Amar Maletira to the Board. He is standing for election by shareholders for the first time at the Meeting.
Thank you to our shareholders for your continued support and investment in Celestica.
Yours sincerely,
Michael M. Wilson
Chair of the Board
i

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF CELESTICA INC.

You are invited to join the Annual and Special Meeting of Shareholders (the “Meeting”) of Celestica Inc. (the “Corporation,” “Celestica,” “we,” “us” or “our”) if you held common shares of the Corporation (“Common Shares”) as of the close of business on April 22, 2025. This will be a hybrid meeting so shareholders may attend the Meeting in person or virtually.

When	Where: In Person	Where: Virtually via Audio-Only Webcast
June 17, 2025 9:30 a.m. EDT	Celestica’s Headquarters 5140 Yonge Street, Suite 1900 Toronto, Ontario	https://meetnow.global/MSD5U5Y
The business of the Meeting is to:
•receive and consider the financial statements of the Corporation for the year ended December 31, 2024, together with the report of the auditor thereon;
•elect the directors for the ensuing year;
•appoint the auditor for the ensuing year and authorize the directors to fix their remuneration;
•approve, by a non-binding advisory resolution, the compensation of our named executive officers;
•approve, by a non-binding advisory resolution, a frequency of every year for future advisory resolutions approving the compensation of our named executive officers;
•approve the Celestica Inc. 2025 Long Term Incentive Plan; and
•confirm the adoption of the Corporation’s By-Law 2 (Advance Notice) regarding advance notice requirements for the nomination of individuals for election as directors.
We will also consider any other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.
In our continuing effort to reduce environmental impacts and improve sustainability, we are utilizing “notice-and-access” procedures permitted under applicable securities laws for distribution of our proxy materials for the Meeting (the “Meeting Materials”) to shareholders via the internet. Accordingly, on or about April 29, 2025, we will begin mailing to our shareholders a Notice Regarding the Internet Availability of Meeting Materials (the “Notice of Internet Availability”) containing instructions on how to access the Meeting Materials online, as well as how to request a paper copy of the Meeting Materials. For additional information, see General Information about the Meeting in the accompanying Proxy Statement.
Only shareholders of record at the close of business on April 22, 2025 will be entitled to notice of, and to vote at the Meeting. Such shareholders are invited to vote at the Meeting by completing, signing, dating and returning the proxy card by mail or by following the instructions for voting by telephone or internet in such proxy card, whether or not they attend the Meeting. All registered shareholders (shareholders whose shares are registered directly in such shareholder’s name with our registrar and transfer agent, Computershare Investor Services Inc.) or their duly appointed proxyholders can attend the Meeting in person or online at https://meetnow.global/MSD5U5Y where they can participate, vote or submit questions during the Meeting. For additional information including how non-registered shareholders (or beneficial owners) can participate, vote, and submit questions during the Meeting, see General Information about the Meeting in the accompanying Proxy Statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MEETING MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
The Notice of Annual and Special Meeting of Shareholders to be held on June 17, 2025 and the accompanying Proxy Statement are available, free of charge, at www.celestica.com/shareholder-documents. For additional information on how to access the Meeting Materials and request paper copies, see General Information about the Meeting.

DATED at Toronto, Ontario this 29th day of April, 2025.
By Order of the Board of Directors
Douglas Parker
Chief Legal Officer and Corporate Secretary
HIGHLIGHTS

You are invited to attend and vote at the Annual and Special Meeting of Shareholders (the “Meeting”) of Celestica Inc. (the “Corporation,” “Celestica,” “we,” “us” or “our”) if you held common shares of the Corporation (“Common Shares”) as of the close of business on April 22, 2025.

When	Where: In Person	Where: Virtually via Audio-Only Webcast
June 17, 2025 9:30 a.m. EDT	Celestica’s Headquarters 5140 Yonge Street, Suite 1900 Toronto, Ontario	https://meetnow.global/MSD5U5Y
The following summary contains highlights about Celestica and the Meeting. This summary does not contain all of the information that you should consider in advance of the Meeting, and we encourage you to read the entire Proxy Statement carefully before voting. For more information concerning the Meeting and voting on the matters of business discussed in more detail in the Proxy Statement, please see General Information about the Meeting therein.
Business of the Meeting

We are asking our shareholders to vote on the matters below and any other business that may properly come before the Meeting. The Board of Directors of the Corporation (the “Board”) recommends that you vote in favour of all of the resolutions set forth in the Proxy Statement on the following matters and in favour of “ONE YEAR” on the matter determining the frequency of future advisory votes on the compensation of our named executive officers.

Voting Recommendation
Annual Financial Statements Receive and consider the financial statements of the Corporation for the year ended December 31, 2024, together with the report of the auditor thereon.	—
Matter 1: Election of Directors
To elect the eight director nominees named in the Proxy Statement, each for a term expiring at the next Annual Meeting of Shareholders or until their successors are duly elected or appointed.
✓ FOR
Matter 2: Approval of Appointment of Auditor and Authority of Board to Fix Auditor Remuneration
To approve the appointment of KPMG LLP as our auditor for 2025, and authorize the Board to set the auditor’s remuneration.
✓ FOR
Matter 3: Advisory Vote to Approve Named Executive Officer Compensation To approve, on an advisory basis, the compensation of our named executive officers.	✓ FOR
Matter 4: Advisory Vote on the Frequency of Executive Compensation Advisory Vote
To approve, on an advisory basis, the frequency of future advisory resolutions on the compensation of our named executive officers.
✓ ONE YEAR

Matter 5: Approval of the 2025 Long Term Incentive Plan To approve the Celestica Inc. 2025 Long Term Incentive Plan.	✓ FOR
Matter 6: Adoption of By-Law 2 (Advance Notice) To confirm the adoption of the Corporation’s By-Law 2 regarding advance notice requirements for the nomination of individuals for election as directors.	✓ FOR
v

Governance Highlights

Key Corporate Governance Practices and Policies
•100% independent other than our President and CEO
•Fully independent Board committees
•No directors sit together on another public company board
•Board orientation and continuing education
•Board Composition and Inclusion Policy
•Annual board evaluation process
•Majority Voting Policy
•Code of Business Conduct and Ethics
•Director share ownership guidelines
•Shareholder engagement and outreach

The Board has nominated the eight persons listed below to stand for election for a term expiring at the 2026 Annual Meeting of Shareholders or until their successors are duly elected or appointed. See Matter 1: Election of Directors of the accompanying Proxy Statement.

Director Nominees
Name	Age	Director Since	Position	Independent	Committee Membership			2024 Meeting Attendance		2024 Voting Results	Other Public Company Boards
					Audit	Human Resources and Compensation	Nominating and Corporate Governance	Board	Committee
Kulvinder (Kelly) Ahuja	58	2024	CEO of Versa Networks	Yes	✓	✓	✓	100%	100%	99.19%	—
Robert A. Cascella	70	2019	Former Executive Vice President of Royal Philips	Yes	✓	✓	✓	100%	100%	94.40%	3
Françoise Colpron	54	2022	Former Group President, North America of Valeo SA	Yes	✓	✓	✓	100%	100%	98.91%	2
Jill Kale	66	2022	Former Sector President of Cobham Advanced Electronic Solutions	Yes	✓	✓	✓	100%	100%	99.04%	—
Amar Maletira	55	2025	CEO of Rackspace Technology, Inc.	Yes	✓	✓	✓	—	—	—	1
Robert A. Mionis	62	2015	President and CEO of Celestica	No	—	—	—	100%	—	99.90%	1
Luis A. Müller	55	2021	CEO of Cohu, Inc.	Yes	✓	✓	✓	100%	100%	98.78%	1
Michael M. Wilson	73	2011	Former President and CEO of Agrium Inc.	Yes	✓	✓	✓	100%	100%	97.31%	—

Executive Compensation Highlights

Key Executive Compensation Practices and Policies
•Compensation mix that is incentive-driven with a large proportion that is variable or “at-risk” to support our pay-for-performance culture and align with shareholder interests
•Focus on long-term compensation
•Performance-based vesting for certain awards
•Performance-based annual incentive plan payouts
•Caps on annual incentive plan payouts
•Target pay consistent with market practice
•Clawback and recoupment policies
•Shareholder engagement program
•Executive share ownership guidelines
•Independent advisor to the Human Resources and Compensation Committee (“HRCC”)

The table below shows how our named executive officer (“NEO”) compensation was aligned with the Corporation’s performance in 2024.

Pay-for-Performance Alignment	Demonstrated By
At-risk compensation	•91% of CEO target compensation was at-risk •83% of other NEO target compensation was at-risk
NEO performance assessments and accomplishments	Comprehensive review of NEO accomplishments
Incentives are tied to financial results, and are formulaically determined	Descriptions of how we determined short-term and long-term incentive awards
You can read more about 2024 executive compensation in the Compensation Discussion and Analysis — 2024 Compensation Decisions in the accompanying Proxy Statement.
Shareholder Engagement Highlights

As part of our shareholder engagement program, we proactively contacted ten of our top shareholders representing approximately 32% of our Common Shares. The Chair of the HRCC, Robert A. Cascella, led this shareholder engagement initiative and participated in discussions with a shareholder representing approximately 2% of our Common Shares to discuss executive compensation and other matters.
You can read more about our shareholder engagement initiative under ESG Matters — Shareholder Engagement and Outreach in the accompanying Proxy Statement.

PROXY STATEMENT

This Proxy Statement and proxy card will be delivered to shareholders on or about April 29, 2025. This Proxy Statement contains information relating to the solicitation of proxies on behalf of the Board of Directors (the “Board”) and management of Celestica Inc. (the “Corporation,” the “Company,” “Celestica,” “we,” “us” or “our”) for use at our 2025 Annual and Special Meeting of Shareholders (the “Meeting”) , which will be held this year:

When June 17, 2025 9:30 a.m. EDT	Where: In Person Celestica’s Headquarters 5140 Yonge Street, Suite 1900 Toronto, Ontario	Where: Virtually via Audio-Only Webcast https://meetnow.global/MSD5U5Y
Shareholders of record as of the close of business on April 22, 2025 (“Record Date”) are entitled to attend and vote at the Meeting. As of the Record Date, there were 114,991,980 common shares of the Corporation (the “Common Shares”) outstanding.
Your participation at the Meeting is important. We encourage you to exercise your right to vote. For instructions on attending the Meeting and voting your shares, please see General Information about the Meeting.
After the Meeting, Robert A. Mionis, President and Chief Executive Officer (“CEO”), and Mandeep Chawla, Chief Financial Officer (“CFO”), will provide a brief overview of the Corporation’s affairs and will be available to respond to questions.
About the Information in this Proxy Statement

In this Proxy Statement, unless otherwise noted, all information is given as of April 22, 2025. Unless indicated otherwise: (i) all dollar amounts are expressed in United States (“U.S.”) dollars; (ii) all references to “U.S.$” or “$” are to U.S. dollars and all references to “C$” are to Canadian dollars; and (iii) any reference in this Proxy Statement to a conversion between U.S.$ and C$ that is not accompanied by the applicable exchange rate is a conversion at the average of the exchange rates in effect for 2024. During 2024, based on the relevant noon buying rates in New York City for cable transfers in Canadian dollars, as certified for customs purposes by the Board of Governors of the U.S. Federal Reserve System, the average daily exchange rate was $1.00 = C$1.3699. As used herein, “Q1,” “Q2,” “Q3,” and “Q4” followed by a year refers to the first quarter, second quarter, third quarter and fourth quarter of such fiscal year, respectively.
Our Nominating and Corporate Governance Committee is referred to herein as the “NCGC”; and our Human Resources and Compensation Committee is referred to herein as the “HRCC.”

Transition from Foreign Private Issuer Status
As the Corporation has ceased to qualify as a foreign private issuer, commencing January 1, 2025, the Corporation became subject to all of the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”).

Note Regarding Non-GAAP Financial Measures
All of our financial results, including historical comparisons, are now reported on a U.S. Generally Accepted Accounting Principles (“GAAP”) basis, having transitioned from reporting under International Financial Reporting Standards (“IFRS”) previously.
This Proxy Statement contains references to non-GAAP adjusted operating margin, adjusted operating earnings, adjusted net earnings, adjusted earnings per share (“adjusted EPS”) and free cash flow, adjusted return on invested capital (“adjusted ROIC”), adjusted tax expense and adjusted effective tax rate, each of which is a non-GAAP financial measure (including non-GAAP financial ratios). With respect to all references to these measures (wherever used in this Proxy Statement), please note the following:
•Adjusted operating earnings (“adjusted EBIAT”) is defined as GAAP earnings from operations excluding the impact of Employee stock-based compensation (“SBC”) expense, total return swap fair value adjustments (“TRS FVAs”), adjustments related to foreign currency forward exchange contracts (“FCC Transitional ADJ”),

Amortization of intangible assets (excluding computer software), and Restructuring and Other Charges (Recoveries).
•Adjusted operating margin is Adjusted EBIAT as a percentage of GAAP revenue. Management uses adjusted operating margin as a measure to assess performance related to our core operations.
•Adjusted net earnings is defined as GAAP net earnings before the impact of Employee SBC expense, TRS FVAs, FCC Transitional ADJ, amortization of intangible assets (excluding computer software), Restructuring and Other Charges (Recoveries), adjustments related to interest rate swaps (“IRS Transitional ADJ”), Miscellaneous Expense (Income) and adjustment for taxes.
•Adjusted EPS is calculated by dividing adjusted net earnings by the number of diluted weighted average shares outstanding. Management uses adjusted net earnings as a measure to assess performance related to our core operations.
•Free cash flow is defined as cash provided by (used in) operations after the purchase of property, plant and equipment (net of proceeds from the sale of certain surplus equipment and property, when applicable). Free cash flow does not represent residual cash flow available to Celestica for discretionary expenditures. Management uses free cash flow as a measure, in addition to GAAP cash provided by (used in) operations, to assess our operational cash flow performance. We believe free cash flow provides another level of transparency to our ability to generate cash from normal business operations.
•Adjusted ROIC is calculated by dividing annualized adjusted EBIAT by average net invested capital for the period. Management uses adjusted ROIC as a measure to assess the effectiveness of the invested capital we employ to build products or provide services to our customers, by quantifying how well we generate earnings relative to the capital we have invested in our business.
Our non-GAAP financial measures are calculated by making the following adjustments (as applicable) to our GAAP financial measures:
•Employee SBC expense, which represents the estimated fair value of stock options, restricted share units and performance share units granted to employees, is excluded because grant activities vary significantly from quarter-to-quarter in both quantity and fair value. We believe excluding this expense allows us to compare core operating results with those of our competitors, who also generally exclude employee SBC expense in assessing operating performance, and may have different granting patterns, equity awards and valuation assumptions.
•TRS FVAs represent mark-to-market adjustments to our TRS Agreement, as the TRS Agreement is re-measured at fair value at each quarter end. We exclude the impact of these non-cash fair value adjustments (which reflect fluctuations in the market price of our common shares recorded in cost of sales, selling, general and administrative (“SG&A”) expenses, or Miscellaneous Expenses (Income) from period to period as such fluctuations do not represent our ongoing operating performance. In addition, we believe that excluding these non-cash adjustments permits a helpful comparison of our core operating results to our competitors. In accordance with GAAP, TRS FVAs prior to 2024 were recorded in Miscellaneous Expense (Income). Commencing in 2024, the TRS Agreement was treated as an economic hedge with the TRS FVAs recorded in cost of sales and SG&A.
•Transitional hedge reclassifications and adjustments related to foreign currency forward exchange contracts (“FCC Transitional ADJ”) and interest rate swaps (“IRS Transitional ADJ”) were both specifically driven by our transition from IFRS to GAAP. For the purpose of determining our non-GAAP measures, FCC Transitional ADJ were made to cost of sales and SG&A and IRS Transitional ADJ are made to finance costs. Our foreign currency forward exchange contracts and interest rate swaps that we entered prior to 2024 were accounted for as either cash flow hedges (qualified for hedge accounting) or economic hedges under IFRS. However, those contracts were not accounted for as such under GAAP until January 1, 2024, resulting in FCC Transitional ADJ and IRS Transitional ADJ. Had we been able to designate those foreign currency forward exchange contracts and interest rate swaps under GAAP from their inception, they would have qualified as cash flow or economic hedges under GAAP, and no FCC Transitional ADJ or IRS Transitional ADJ would have been required under GAAP. FCC Transitional ADJ and IRS Transitional ADJ are not reflective of the on-going operational impacts of our hedging activities and are excluded in assessing operating performance.
•Amortization of intangible assets (excluding computer software) consist of non-cash charges for intangible assets that are impacted by the timing and magnitude of acquired businesses. Amortization of intangible assets varies among our competitors, and we believe that excluding these charges permits a helpful comparison of core operating results to our competitors who also generally exclude amortization charges in assessing operating performance.

•Restructuring and Other Charges (Recoveries) consist of, when applicable: Restructuring Charges (Recoveries) (defined below); Transition Costs (Recoveries); consulting, transaction and integration costs related to potential and completed acquisitions; legal settlements (recoveries); in Q2 2023 and Q3 2023, costs associated with the conversion and underwritten public sale of our shares by Onex Corporation (“Onex”), our then-controlling shareholder, and commencing in Q2 2023, related costs pertaining to our transition as a U.S. domestic filer. We exclude these charges and recoveries because we believe that they are not directly related to ongoing operating results and do not reflect our expected future operating expenses after completion of the relevant actions. Our competitors may record similar items at different times, and we believe these exclusions permit a helpful comparison of our core operating results with those of our competitors who also generally exclude these items in assessing operating performance.
•Restructuring Charges (Recoveries), consist of costs or recoveries relating to: employee severance, lease terminations, site closings and consolidations, accelerated depreciation of owned property and equipment which are no longer used and are available for sale, and reductions in infrastructure.
•Miscellaneous Expense (Income) consists primarily of: (i) certain net periodic benefit costs (credits) related to our pension and post-employment benefit plans consisting of interest costs and expected returns on pension balances, and amortization of actuarial gains or losses; and (ii) gains or losses related to our TRS Agreement and foreign currency forward exchange contracts and interest rate swaps that we entered into prior to 2024. Those derivative instruments were accounted for as either cash flow hedges (qualifying for hedge accounting) or economic hedges under IFRS. However, those contracts were not accounted for as such under GAAP until January 1, 2024. Certain gains and losses related to those contracts were recorded in Miscellaneous Expense (Income). See FCC Transitional ADJ, IRS Transitional ADJ and TRS FVAs above. We exclude such items because we believe they are not directly related to our ongoing operating results.
•Non-core tax impacts are excluded, as we do not believe these costs or recoveries reflect our core operating performance and vary significantly among our competitors who also generally exclude such items in assessing operating performance. In addition, in calculating adjusted net earnings, adjusted EPS, adjusted tax expense and adjusted effective tax rate for the 2024 periods, management also excluded the one-time Q1 2024 portion of the negative tax impact arising from the enactment of Pillar Two (global minimum tax) legislation in Canada recorded in Q2 2024 and incremental withholding tax accrued in such quarter to minimize its impact (“Pillar Two Tax Adjustments”), as such portion is not attributable to our on-going operations for subsequent periods.
See Appendix D for a reconciliation of historical non-GAAP financial measures and ratios to the most directly comparable GAAP financial measures for specific periods. See also “Non-GAAP Financial Measures” in our MD&A for the year ended December 31, 2024 (available at www.sedarplus.ca) and in Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2024 (“2024 Form 10-K”) (available at www.sec.gov) for, among other things, a discussion of the exclusions used to determine these non-GAAP financial measures and ratios, or the non-GAAP financial measures that are components of non-GAAP ratios, how these non-GAAP financial measures and ratios are used. These non-GAAP financial measures and ratios do not have any standardized meanings prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies.
As discussed in the HRCC Letter to Shareholders and Compensation, Discussion and Analysis sections of this Proxy Statement, certain performance measures related to the Corporation’s 2024 executive compensation program were established prior to the Corporation’s transition from IFRS reporting to GAAP reporting, and as a result are based on IFRS financial measures. These performance measures include non-IFRS operating margin, non-IFRS adjusted return on invested capital (“non-IFRS adjusted ROIC”), non-IFRS adjusted free cash flow, and non-IFRS adjusted earnings per share (“non-IFRS adjusted EPS”). Given that the achievement of certain 2024 performance-based compensation was determined based on these non-IFRS performance measures (instead of being determined based on analogous GAAP reporting measures), we have decided to show the metrics related to these performance measures based on the initially established unaudited IFRS-related reporting measures in order to provide an accurate description of our 2024 executive compensation program. Note that the determination of the achievement of the IFRS performance measures was not based on our audited financial statements as the Corporation has now transitioned to GAAP reporting. However, converting the IFRS performance measures to their analogous GAAP reporting measures would not have impacted the overall performance achievement related to our 2024 executive compensation program.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this Proxy Statement and the Message from the Chair of the Board include forward-looking information and, therefore, constitute forward-looking statements including, without limitation, statements related to: our priorities, intended areas of focus, targets, objectives and goals; our director identification and nomination process; our intention to settle equity awards with Common Shares; our intention to not grant equity awards under our prior equity plans between April 22, 2025 and the date of the Meeting; our Environmental, Social and Governance (“ESG”) commitments, objectives and goals; our compensation program and related shareholder feedback; our cybersecurity objectives; and that we do not anticipate granting stock options in anticipation of the release of material nonpublic information. Such forward-looking statements may, without limitation, be preceded by, followed by, or include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “continues,” “project,” “target,” “goal,” “potential,” “possible,” “contemplate,” “seek,” or similar expressions, or may employ such future or conditional verbs as “may,” “might,” “will,” “could,” “should,” or “would,” or may otherwise be indicated as forward-looking statements by grammatical construction, phrasing or context. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995, where applicable, and under applicable Canadian securities laws.
Forward-looking statements are provided to assist readers in understanding management’s current expectations and plans relating to the future. Forward-looking statements are not guarantees of future performance and are subject to risks that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including, among others, risks related to: ESG initiatives; compliance with government laws, regulations and obligations; and risks related to our operational and financial performance. Readers are cautioned that such information may not be appropriate for other purposes. Readers should not place undue reliance on such forward-looking information.
For more exhaustive information on the foregoing and other material risks, uncertainties and assumptions readers should refer to our public filings at www.sedarplus.ca and www.sec.gov, including in our most recent Management’s Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with or furnished to, the U.S. Securities and Exchange Commission (“SEC”), and the Canadian Securities Administrators, as applicable.
Forward-looking statements speak only as of the date on which they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Additional Information
You can find further information concerning the Corporation on our website at www.celestica.com. The Proxy Statement and the other Meeting materials are available on our website at www.celestica.com/shareholder-documents. We encourage you to visit our website before attending the Meeting, as it provides useful information regarding the Corporation. The Corporation’s quarterly financial statements and MD&A for the first three quarters of 2024, 2024 Form 10-K, quarterly financial statements and MD&A for the first three quarters of prior years, and Annual Reports on Form 20-F for prior years, are also available on our website at www.celestica.com under “Investor Relations.” Information on our website is not incorporated by reference into this Proxy Statement.
Additional information about the Corporation is available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. For additional information about the Meeting, voting and Meeting Materials, see General Information about the Meeting.

RECEIPT OF FINANCIAL STATEMENTS
The audited consolidated financial statements of the Corporation for the year ended December 31, 2024, together with the report of the auditor thereon (the “Financial Statements”) will be presented before the Meeting; however, no vote with respect thereto is required. The Financial Statements are included in the Corporation’s 2024 Form 10-K, and were filed with the SEC via EDGAR on the SEC’s website at www.sec.gov, and with the applicable Canadian regulatory authorities via SEDAR+ at www.sedarplus.ca. The Financial Statements are also available on the Corporation’s website at www.celestica.com and have been provided to those shareholders who have requested a copy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners

The following table sets forth certain information concerning the direct and beneficial ownership of Common Shares as of April 22, 2025 by each person (including any group as that term is used in Section 13(d)(3) of the Exchange Act) known to Celestica to be the beneficial owner of more than 5% of the Common Shares.

Name and Address of Beneficial Owner(1)	Number of Common Shares	Percentage of Class
FMR LLC(2)	8,364,807 Common Shares	7.2%
Whale Rock Capital Management LLC(3)	5,939,918 Common Shares	5.1%
(1)As used in this table, beneficial ownership means sole or shared power to vote or direct the voting of the security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct a disposition, of a security). A person is deemed at any date to have beneficial ownership of any security that such person has a right to acquire within 60 days of such date. More than one person may be deemed to have beneficial ownership of the same securities.
(2)FMR LLC possessed sole voting power with respect to 8,364,807 Common Shares and sole dispositive power with respect to 8,364,473 Common Shares, as of January 27, 2025, as reported in the Alternative Monthly Report filed with the Canadian Securities Administrators on February 10, 2025. The address for this entity is 245 Summer Street, Boston, MA 02210.
(3)Whale Rock Capital Management LLC possessed shared voting and dispositive power with respect to 5,939,918 Common Shares, as of December 31, 2024, as reported in the Schedule 13G/A filed with the SEC on February 14, 2025. The address for this entity is 2 International Place, 24th Floor, Boston, MA 02110.
Security Ownership of Management

The following table sets forth, as of April 22, 2025, Common Shares beneficially owned by each director and nominee of the Corporation, each Named Executive Officer (as defined below), and by all directors and executive officers of the Corporation as a group. The address of each shareholder named below is Celestica’s principal executive office.

Name of Beneficial Owner(1)	Number of Shares	Percentage of Class

Kulvinder (Kelly) Ahuja	0 Common Shares	—
Robert A. Cascella	0 Common Shares	—
Françoise Colpron	0 Common Shares	—
Jill Kale	0 Common Shares	—
Amar Maletira	0 Common Shares	—
Luis A. Müller	0 Common Shares	—
Michael M. Wilson	7,501 Common Shares	*
Robert A. Mionis	456,417 Common Shares	*
Mandeep Chawla	0 Common Shares	—
Todd C. Cooper	110,426 Common Shares	*
Yann Etienvre	0 Common Shares	—
Jason Phillips	0 Common Shares	—

All directors and executive officers as a group (15 persons)	597,460 Common Shares	0.52%
*Less than 1%.
(1)As used in this table, beneficial ownership means sole or shared power to vote or direct the voting of the security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct a disposition, of a security). A person is deemed at any date to have beneficial ownership of any security that such person has a right to acquire within 60 days of such date. More than one person may be deemed to have beneficial ownership of the same securities.
There are no arrangements known to the Corporation, the operation of which may at a subsequent date result in a change in control of the Corporation.

MATTER 1: ELECTION OF DIRECTORS
Election of Directors

All director nominees are qualified and experienced, and have agreed to serve on the Board. If elected, they will hold office until the close of the next annual meeting of shareholders or until their successors are elected or appointed, unless such office is earlier vacated in accordance with the Corporation’s by-laws. All of the nominees are currently directors of the Corporation. The Corporation’s articles provide for a minimum of three and a maximum of twenty directors.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED BELOW.
Unless authority to do so is withheld, Common Shares represented by proxies in favour of Mr. Wilson or Mr. Mionis (or their designees) (the “Proxy Holders”) will be voted FOR each of the nominees listed below for election as directors. Management of the Corporation does not contemplate that any of the nominees will be unable, or for any reason unwilling, to serve as a director, but if that should occur for any reason prior to their election, the Proxy Holders may, in their discretion, nominate and vote for another nominee.

Majority Voting Policy
Shareholders will vote for the election of each individual proposed director nominee separately. The Corporation has adopted a majority voting policy for the election of directors whereby any nominee director (in an uncontested election) who receives more “withheld” votes than “for” votes at any meeting where Shareholders vote on the election (the “Majority Withhold Vote”), such director shall tender their resignation to the Chair of the Board, such resignation to take effect upon acceptance by the Board. The Board will then have 90 days to accept the resignation. The Board shall be expected, on recommendation of the NCGC, to accept the resignation absent exceptional circumstances that would warrant the applicable director to continue to serve on the Board. In determining whether to accept the resignation, the NCGC and the Board will consider various factors deemed relevant to the best interest of the Corporation, including without limitation,(i) any stated reasons why shareholders “withheld” votes from the election of such director; (ii) what is believed to be the underlying reasons for the Majority Withhold Vote, and whether these reasons are curable and alternatives for effecting any cure; (iii) the percentage of outstanding shares represented by votes cast and withheld from voting on the election of such director; (iv) the Corporation’s corporate governance policies; (v) the overall composition of the Board; and (vi) whether the resignation of such director could result in the triggering of change in control or similar provisions under any contract by which the Corporation is bound or any benefit plan of the Corporation and, if so, the potential impact thereof.
Following each uncontested election of directors at which a Majority Withhold Vote occurs, the Corporation shall issue a news release disclosing the detailed voting results for the election of each director, and shall provide a copy of the news release to the Toronto Stock Exchange (the “TSX”). Following the Board’s decision, the Board shall promptly disclose, via press release, its decision to accept or reject the director’s resignation offer and shall provide a copy of such press release to the TSX. If the Board rejects the resignation offer, the press release shall fully state the reasons for the rejection.
The director under consideration will not participate in any Board or committee deliberations relating to their potential resignation. Subject to any corporate law restrictions, the Board may (i) leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders of the Corporation, (ii) appoint a new director to fill the vacancy created by such resignation, (iii) reduce the size of the Board, or (iv) call a special meeting of shareholders at which there will be presented a new candidate to fill the vacant position.

Board Nominees
The following section provides information regarding our director nominees as of April 22, 2025. Our director nominees have a broad array of backgrounds and perspectives that enable them to provide valuable guidance on strategic matters and in the Board’s oversight of operational issues. The director nomination process and the skills and qualifications of our director nominees are more fully described below under Corporate Governance — Director Criteria and Nomination Process.

Nominees for Election as Director

Kulvinder (Kelly) Ahuja Age: 58 Los Gatos, California U.S. Independent Director since: 2024 Committee membership: Audit HRCC NCGC
Mr. Ahuja has more than 20 years of experience in networking and telecommunications. Since 2016, he has been the CEO of Versa Networks, a venture-backed firm focused on the convergence of networking and security. He previously spent 18 years at Cisco Systems, Inc., most recently as SVP of Service Provider Business, Products and Solutions at Cisco where he was responsible for developing and managing the service provider segment strategy and portfolio. Mr. Ahuja held several other senior executive roles at Cisco, including SVP and GM of the Mobility Business Group, Chief Architect for the Service Provider business, and SVP and GM of the Service Provider Routing Technology Group. Earlier in his career, Mr. Ahuja served as VP of Marketing at optical networking startup BlueLeaf Networks and product management leader at StrataCom. He also managed the design and deployment of data and voice networks for AT&T Canada, Bank of Canada and Telesat Canada.

Mr. Ahuja holds a Bachelor of Science in Electrical, Electronics & Communications Engineering from the University of Calgary.

Mr. Ahuja’s leadership acumen and extensive experience in the networking and telecommunication industries led the Board to conclude that he should serve as one of our directors.

	Key Areas of Expertise
	•Executive Leadership			•Networking and Telecommunications				•IT and Cybersecurity
	Other Public Company Directorships
	—

	Director Share Ownership(1)
	Year	Common Shares		DSUs		RSUs		Total #	Total Value	Target Met
		#	$	#	$	#	$
	2024	—	—	2,259	$208,506	—	—	2,259	$208,506	N/A
	2023	—	—	—	—	—	—
	Change	—	—	2,259	$208,506	—	—

Robert A. Cascella Age: 70 Boca Raton, Florida U.S. Independent Director since: 2019 Committee membership: Audit HRCC (Chair) NCGC
Mr. Cascella is a corporate director with more than 30 years of experience in the healthcare industry in a range of senior management positions. He most recently served as Special Advisor and Strategic Business Development Leader at Royal Philips, a public Dutch multinational healthcare company, during 2021. From 2015 to 2021, he served as Executive Vice President of Royal Philips and Chief Executive Officer of Philips’ Diagnosis and Treatment businesses, including businesses serving Radiology, Cardiology and Oncology, as well as Enterprise Diagnostic Informatics. Mr. Cascella has also served on Philips’ Executive Committee from 2016 to 2021. Since 2021, he has served on the board of directors of Metabolon Inc., a private company using metabolomics to assist in the discovery of biomarkers. Prior to Philips, Mr. Cascella spent ten years as President and later CEO of Hologic Inc., a public medical device and diagnostic company. He also served on Hologic, Inc.’s board of directors from 2008 to 2013. He has also held senior leadership positions at CFG Capital, NeoVision Corporation and Fisher Imaging Corporation.
Mr. Cascella holds a Bachelor’s degree in Accounting from Fairfield University and is National Association of Corporate Directors (NACD) Directorship certified.
Mr. Cascella’s extensive medical device and healthcare business experience, as well as his experience serving on other public company boards, led the Board to conclude he should serve as one of our directors.

	Key Areas of Expertise
	•Executive Leadership			•Healthcare Technology				•Strategy and M&A

	Other Public Company Directorships
	•Koru Medical Systems, Inc. (2022 – present) •Mirion Technologies (2021 – present) •Neuronetics, Inc. (2021 – present) (Board Chair)

	Director Share Ownership(1)
	Year	Common Shares		DSUs		RSUs		Total #	Total Value	Target Met
		#	$	#	$	#	$
	2024	—	—	73,793	$6,811,094	—	—	73,793	$6,811,094	Yes
	2023	—	—	71,079	$6,560,592	—	—
	Change	—	—	2,714	$250,502	—	—

Françoise Colpron Age: 54 Hilton Head, South Carolina U.S. Independent Director since: 2022 Committee membership: Audit HRCC NCGC (Chair)
Ms. Colpron is a corporate director with over 30 years of global business and legal experience. She most recently served as Group President, North America of Valeo SA, a global automotive supplier listed on the Paris Stock Exchange, from 2008 to 2022 where she was responsible for the activities of the Group in the United States, Mexico and Canada. She joined Valeo in 1998 in the legal department and has had several roles, first as Legal Director for the Climate Control branch in Paris, and then General Counsel for North and South America from 2005 to 2015. Before joining Valeo, Ms. Colpron began her career as a lawyer at Ogilvy Renault in Montréal (now part of the Norton Rose Group). She currently serves on the Board of Directors of Sealed Air Corporation (since 2019), a global packing solutions company, and Veralto Corporation (since 2023), a global provider of essential water and product quality solutions.
Ms. Colpron earned a Civil Law degree from the Université de Montréal, and is a member of the Quebec Bar.
Ms. Colpron’s international background, along with her extensive business and legal expertise and experience on other public company boards, make her well-qualified to serve on the Board.

	Key Areas of Expertise
	•Legal and Human Resources			•Automotive and Mobility				•Business Development and Strategy

	Other Public Company Directorships
	•Sealed Air Corporation (2019 – present) •Veralto Corporation (2023 – present)

	Director Share Ownership(1)
	Year	Common Shares		DSUs		RSUs		Total #	Total Value	Target Met
		#	$	#	$	#	$
	2024	—	—	12,605	$1,163,442	—	—	12,605	$1,163,442	Yes
	2023	—	—	9,956	$918,939	—	—
	Change	—	—	2,649	$244,503	—	—

Jill Kale Age: 66 Doylestown, Pennsylvania U.S. Independent Director since: 2022 Committee membership: Audit HRCC NCGC
Ms. Kale is an accomplished corporate director with over 30 years of leadership experience in the aerospace and defense (“A&D”) sector, specializing in advanced radar, electronic warfare, missile guidance, and defense electronic systems. As Sector President of Cobham Advanced Electronic Solutions (CAES) (2012-2019), she led a diversified A&D business, delivering significant growth while overseeing sites in North America, the UK and Sweden. Ms. Kale has extensive governance experience, having chaired the CAES Special Security Agreement (SSA) Board, ensuring compliance for a foreign-owned U.S. company executing classified Department of Defense contracts. She currently serves on the Board of Directors of iDirect Government, LLC (since 2022), a secure satellite communications provider for defense and government applications. Ms. Kale’s career includes executive leadership roles at Northrop Grumman and BAE Systems, where she managed multi-hundred-million-dollar programs delivering complex A&D solutions, including large-scale surveillance radar systems and electronic warfare suites.
Ms. Kale holds a Bachelor of Science in Industrial Engineering from Rutgers University and an MBA from George Washington University.
Ms. Kale is well-qualified to serve on the Board as a result of her deep industry expertise, operational leadership, and governance experience.

	Key Areas of Expertise
	•Technology and Engineering			•Business Development and Strategy				•A&D

	Other Public Company Directorships
	—

	Director Share Ownership(2)
	Year	Common Shares		DSUs		RSUs		Total #	Total Value	Target Met
		#	$	#	$	#	$
	2024	—	—	20,920	$1,930,916	—	—	20,920	$1,930,916	Yes
	2023	—	—	15,929	$1,470,247	—	—
	Change	—	—	4,991	$460,669	—	—

Amar Maletira Age: 55 Cupertino, California U.S. Independent Director since: 2025 Committee membership: Audit HRCC NCGC
Mr. Maletira has more than 25 years of broad business experience spanning strategy, sales and finance in the technology industry. He has served as Chief Executive Officer and a board member of Rackspace Technology, Inc., a cloud computing company, since 2022. He joined Rackspace in 2020 and served as President and Chief Financial Officer from 2020 to 2022. Before joining Rackspace, Mr. Maletira held positions as Executive Vice President and Chief Financial Officer at Viavi Solutions, Inc. from 2015 to 2020 prior to which he served various senior executive positions at Hewlett-Packard (HP), Siemens and HCL-Picker.
Mr. Maletira holds a BE in Electronics and Communication Engineering from Karnataka University in India, and an MBA from the Ross School of Business at the University of Michigan.
Mr. Maletira’s business and financial acumen and extensive experience in cloud and artificial intelligence (“AI”) technologies led the Board to conclude that he should serve as one of our directors.

Key Areas of Expertise
	•Strategic and Operational Management					•Sales and Business Development
	•Audit Committee Financial Expert					•Technology
Other Public Company Directorships
Rackspace Technology, Inc.

Director Share Ownership(1)
	Year	Common Shares		DSUs		RSUs		Total #	Total Value	Target Met
		#	$	#	$	#	$
	2024	—	—	—	—	—	—	—	—	N/A
	2023	—	—	—	—	—	—
	Change	—	—	—	—	—	—

Robert A. Mionis Age: 62 Hampton, New Hampshire U.S. Not Independent Director since: 2015 Committee membership: None
Mr. Mionis is currently the President and CEO of the Corporation, and is a member of the Board of Directors. For a description of his role as President and CEO, see Compensation Discussion and Analysis below.
From July 2013 until August 2015, he was an Operating Partner at Pamplona Capital Management, a global private equity firm focused on companies in the industrial, aerospace, healthcare and automotive industries. Before joining Pamplona, Mr. Mionis spent over six years as the President and CEO of StandardAero, a global aerospace maintenance, repair and overhaul company. Before StandardAero, Mr. Mionis held senior leadership roles at Honeywell, including as the head of the Integrated Supply Chain Organization for Honeywell Aerospace. Prior to Honeywell, Mr. Mionis held a variety of progressively senior leadership roles with General Electric and Axcelis Technologies and AlliedSignal.
He holds a Bachelor of Science in Electrical Engineering from the University of Massachusetts.
The Board believes that Mr. Mionis should serve as a director because of the unique perspective and expertise he brings as President and CEO. His leadership experience and comprehensive understanding of our business provides the Board with valuable insights into the Corporation’s strategic goals and priorities.

	Key Areas of Expertise
	•Strategy •Technology and Engineering				•Operations and Supply Chain •Business Transformation and Development

	Other Public Company Directorships
	•Shawcor Ltd. (now known as Mattr Corp.) (2018 – 2021) •Textron Inc. (2025 – present)

	Director Share Ownership(2)
	Year	Common Shares		RSUs		PSUs		Total #	Total Value	Target Met
		#	$	#	$	#	$
	2024	531,417	$49,049,789	274,469	$25,333,489	693,976	$64,053,985	1,499,862	$138,437,263	Yes
	2023	741,417	$68,432,789	414,343	$38,243,859	1,066,666	$98,453,272
	Change	-210,000	-$19,383,000	-139,874	-$12,910,370	-372,690	-$34,399,287

Luis A. Müller Age: 55 San Diego, California U.S. Independent Director since: 2021 Committee membership: Audit (Chair) HRCC NCGC
Dr. Müller has 29 years of business and technical leadership in the semiconductor industry. In December 2014, he assumed his current role as Chief Executive Officer and board member of Cohu, Inc. a Nasdaq-listed global leader in back-end semiconductor equipment and services. Prior to joining Cohu, Dr. Müller cofounded Kinetrix, Inc. and later joined Teradyne, a Nasdaq-listed advanced test solutions company, when it acquired Kinetrix.
Dr. Müller has a PhD in mechanical engineering from the Massachusetts Institute of Technology and a BS and MS in mechanical engineering from Universidade Federal Santa Catarina. He also holds a NACD Cyber- Risk Oversight certificate.
As a result of his substantial experience in the semiconductor equipment industry, broad knowledge of business development and strategy, corporate governance and international operations as well as his financial acumen, Dr. Müller is qualified to serve on the Board.

	Key Areas of Expertise
	•Corporate Governance					•Business Development and Strategy
	•Audit Committee Financial Expert					•Capital Equipment/Semiconductor

	Other Public Company Directorships
	•Cohu Inc. (2014 – present)

	Director Share Ownership(1)
	Year	Common Shares		DSUs		RSUs		Total #	Total Value	Target Met
		#	$	#	$	#	$
	2024	—	—	42,563	$3,928,565	—	—	42,563	$3,928,565	Yes
	2023	—	—	37,572	$3,467,896	—	—
	Change	—	—	4,991	$460,669	—	—

Michael M. Wilson Age: 73 Bragg Creek, Alberta Canada Independent Director since: 2011 Committee membership: Audit HRCC NCGC
Mr. Wilson is a corporate director. He has served on the Board since 2011 and has been Chair since 2020. He is the former President and Chief Executive Officer of Agrium Inc. (a public agricultural crop inputs company that has subsequently merged with Potash Corporation of Saskatchewan Inc. to form Nutrien Ltd.), a position he held from 2003 until his retirement in 2013. He previously served as Executive Vice President and Chief Operating Officer. Mr. Wilson is former Chair of Suncor Energy Inc., having been a Board member since 2014 and serving as Chair since 2017. Mr. Wilson has significant experience in the petrochemical industry, serving as President of Methanex Corporation and holding various positions with increasing responsibility in North America and Asia with Dow Chemical Company.
Mr. Wilson holds a bachelor of science degree in chemical engineering from the University of Waterloo.
Mr. Wilson is highly qualified to be a director of the Corporation and to serve as Chair given his extensive leadership experience across various industries coupled with his service on other public company boards.

	Key Areas of Expertise
	•Public Company Board Expertise				•Business Development			•Corporate Governance

	Other Public Company Directorships
	•Air Canada (2014 – 2025) •Suncor Energy Inc. (2014 – 2024) (Board Chair)

	Director Share Ownership(1)
	Year	Common Shares		DSUs		RSUs		Total #	Total Value	Target Met
		#	$	#	$	#	$
	2024	26,784	$2,472,163	283,131	$26,132,991	33,405	$3,083,282	343,320	$31,688,436	Yes
	2023	14,111	$1,302,445	283,131	$26,132,991	58,913	$5,437,670
	Change	12,673	$1,169,718	—	—	-25,508	-$2,077,488

(1)The securities in the table represent all Common Shares beneficially owned, and all deferred share units (“DSUs”) and unvested restricted share units (“RSUs”) held as of December 31, 2023 and December 31, 2024 (as applicable). The $ value and “Total Value” of all such securities is based on the closing price of Common Shares on the NYSE on December 31, 2024 ($92.30). See Director Share Ownership Guidelines for a description of the shareholding requirements for applicable directors. New directors have five years from the time of their appointment to the Board to comply with the Director Share Ownership Guidelines (as defined below).
(2)As President and CEO of the Corporation, Mr. Mionis is subject to the Executive Share Ownership Guidelines instead of the Director Share Ownership Guidelines. See Executive Share Ownership. The securities in the table for 2024 represent all Common Shares beneficially owned and all unvested RSUs held as of December 31, 2024, as well as performance share units (“PSUs”) with a performance period end date of December 31, 2023 that settled (at 200% of target) on February 2, 2024 in accordance with the Executive Share Ownership Guidelines. The securities in the table for 2024 represent all Common Shares beneficially owned and all unvested RSUs held as of December 31, 2024, as well as PSUs with a performance period end date of December 31, 2024 that settled (at 200% of target) on February 1, 2025 in accordance with the Executive Share Ownership Guidelines. All other unvested PSUs held by Mr. Mionis at year-end are not included. The $ value and “Total Value” for such securities is based on the closing price of Common Shares on the NYSE on December 31, 2024 of $92.30.
There are no family relationships between any director, executive officer or nominee, and there are no arrangements or understandings with any person pursuant to which any of our directors or executive officers were selected.

Director Compensation

Director compensation is set by the Board on the recommendation of the HRCC. Under these guidelines and principles, the Board seeks to maintain director compensation at a level that is competitive with director compensation at comparable companies, and requires a substantial portion of such compensation to be taken in the form of DSUs (or, at a director’s election, RSUs, if the Director Share Ownership Guidelines described below have been met). The director fee structure for 2024 is set forth in the following table.
Directors’ Fees(1)

Element(2)		Director Fee Structure for 2024
Annual Board Retainer	Board Chair	$400,000
	Directors	$275,000
Annual Retainer for the Audit Committee Chair		$35,000
Annual Retainer for the HRCC Chair		$25,000
Annual Retainer for the NCGC Chair		$20,000
(1)Does not include Mr. Mionis, President and CEO of the Corporation, whose compensation is set out in the Summary Compensation Table below.
(2)Paid in quarterly installments in arrears. A $2,500 travel fee is also payable to directors who travel outside of their home state or province to attend a Board or Committee meeting. Directors may also receive further retainers and meeting fees for participation on ad hoc committees (no such committees were formed in 2024).
The Board has the discretion to grant supplemental equity awards to individual directors as deemed appropriate (no such discretion was exercised in 2024).

DSU/RSU Election
Each director must elect to receive 0%, 25% or 50% of their annual board fees, committee chair retainer fees and travel fees (collectively, “Annual Fees”) in cash, with the balance in DSUs, until such director has satisfied the requirements of the Director Share Ownership Guidelines described (and defined) under Director Share Ownership Guidelines below. Once a director has satisfied such requirements, the director may then elect to receive 0%, 25% or 50% of their Annual Fees in cash, with the balance either in DSUs or RSUs. If a director does not make an election, 100% of such director’s Annual Fees will be paid in DSUs.

Annual Fee Election
Prior to Satisfaction of Director Share Ownership Guidelines		After Satisfaction of Director Share Ownership Guidelines
Option 1	Option 2	Option 1	Option 2	Option 3
100% DSUs	(i) 25% Cash + 75% DSUs or	(i) 100% DSUs	(i) 25% Cash + 75% DSUs	(i) 25% Cash + 75% RSUs
		or	or	or
	(ii) 50% Cash + 50% DSUs	(ii) 100% RSUs	(ii) 50% Cash + 50% DSUs	(ii) 50% Cash + 50% RSUs
Subject to the terms of the Directors’ Share Compensation Plan (the “DSCP”), each DSU represents the right to receive one Common Share or an equivalent value in cash (at the Corporation’s discretion) when the director ceases to be (a) a director of the Corporation or (b) an employee of the Corporation (collectively, “Retires”). RSUs granted to directors are governed by the terms of the Corporation’s Long-Term Incentive Plan (the “LTIP”). Each quarterly grant of RSUs will vest in instalments of one-third per year on the first, second and third anniversary dates of the grant. Each vested RSU entitles the director to one Common Share; however, if permitted by the Corporation under the terms of the grant, a director may elect to receive a payment of cash in lieu of Common Shares. Unvested RSUs will vest immediately on the date that the director Retires. DSUs that vest on retirement will be settled on the date that is 45 days following the date on which the director Retires, or the following business day if the 45th day is not a business day (the “Valuation Date”), or as soon as practicable thereafter. The amount used to cash-settle DSUs (if applicable) will be based on the closing price of the Common Shares on the Valuation Date. DSUs will in all cases be redeemed and payable on or prior to the 90th day following the date on which the director Retires.
Grants of DSUs and RSUs to directors are credited quarterly in arrears. The number of DSUs and RSUs, as applicable, granted is calculated by multiplying the amount of such director’s Annual Fees for the quarter by the percentage of the

Annual Fees that the director elected to receive in the form of DSUs or RSUs, as applicable, and dividing the product by the closing price of the Common Shares on the NYSE on the last business day of the quarter for DSUs and the closing price of the Common Shares on the NYSE on the trading day preceding the date of grant for RSUs.
Directors’ Fees Earned in 2024

The following table sets forth the compensation of all individuals who served as directors during 2024, other than Mr. Mionis, President and CEO of the Corporation, whose 2024 compensation is set forth in the Summary Compensation Table under Compensation of Named Executive Officers and Mr. Maletira, who was appointed to the Board on January 1, 2025. As there is no compensation to report with respect to any of the following columns in the table set forth in Regulation S-K Item 402(k): “Option Awards,” Non-Equity Incentive Plan Compensation,” Change in Pension Value and Nonqualified Deferred Compensation,” and “All Other Compensation,” these columns have been omitted.
2024 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Kulvinder (Kelly) Ahuja(4)	$131,923	$131,923	$263,846
Robert A. Cascella	$155,000	$155,000	$310,000
Deepak Chopra(4)	$79,959	$79,959	$159,918
Françoise Colpron	$151,250	$151,250	$302,500
Daniel P. DiMaggio(4)	$5,677	$17,030	$22,707
Jill Kale	—	$285,000	$285,000
Laurette T. Koellner(4)	$160,000	$160,000	$320,000
Luis A. Müller	—	$285,000	$285,000
Michael M. Wilson	—	$410,000	$410,000
(1)Compensation paid to Board members in 2024 consisted of annual Board fees, committee chair retainer fees and travel fees (collectively, Annual Fees), which were credited quarterly, in arrears. Amounts in this column represent the portion of Annual Fees paid to Board members in 2024 in cash. Directors who had not satisfied the requirements of the Director Share Ownership Guidelines described under Director Share Ownership Guidelines below were required to elect to receive 0%, 25% or 50% of their total 2024 Annual Fees in cash, with the balance in DSUs. Directors who had satisfied such requirements were required to elect to receive 0%, 25% or 50% of their total 2024 Annual Fees in cash, with the balance either in DSUs or RSUs. Each director’s election with respect to their 2024 Annual Fees is set forth below.

Director	Cash	DSUs	RSUs
Kulvinder (Kelly) Ahuja	50%	50%	—
Robert A. Cascella	50%	50%	—
Deepak Chopra	50%	50%	—
Françoise Colpron	50%	50%	—
Daniel P. DiMaggio	25%	75%	—
Jill Kale	—	100%	—
Laurette T. Koellner	50%	50%	—
Luis A. Müller	—	100%	—
Michael M. Wilson	—	—	100%
(2)This column represents the aggregate grant date fair value of the DSUs and RSUs granted to directors in 2024, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The grant date fair value of DSUs is the number of units awarded multiplied by the closing price of the Common Shares on the NYSE on the date of grant, and the grant date fair value of RSUs is the number of units awarded multiplied by the closing price of the Common Shares on the NYSE on the trading day prior to the date of grant. The assumptions used for the valuations are set forth in note 2 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024. The number of DSUs and RSUs, as applicable, granted to each director is calculated by multiplying the amount of such director’s Annual Fees for the quarter by the percentage of the Annual Fees that the director elected to receive in the form of DSUs or RSUs, as applicable (as set forth in footnote (1) above), and dividing the product by the closing price of the Common Shares on the NYSE on the last trading day of the quarter for DSUs which was $44.94 on March 28, 2024, $57.33 on June 28, 2024, $51.12 on September 30, 2024 and $92.30 on December 31, 2024 and on the trading day preceding the date of grant for RSUs which was $44.94 on March 29, 2024, $57.33 on June 28, 2024, $51.08 on September 27, 2024 and $93.82 on December 30, 2024. The grant date fair value of each award of DSUs and RSUs to directors (other than Mr. Mionis) in 2024 is set forth below:

Director	DSUs/RSUs Granted for Q1 2024 (#)	Grant Date Fair Value of DSUs/ RSUs Granted for Q1 2024	DSUs/RSUs Granted for Q2 2024 (#)	Grant Date Fair Value of DSUs/ RSUs Granted for Q2 2024	DSUs/RSUs Granted for Q3 2024 (#)	Grant Date Fair Value of DSUs/ RSUs Granted for Q3 2024	DSUs/RSUs Granted for Q4 2024 (#)	Grant Date Fair Value of DSUs/ RSUs Granted for Q4 2024
Kulvinder (Kelly) Ahuja	557	$25,048	621	$35,625	696	$35,625	385	$35,625
Robert A. Cascella	862	$38,750	675	$38,750	758	$38,750	419	$38,750
Deepak Chopra	764	$34,375	599	$34,375	196	$11,209	—	—
Françoise Colpron	848	$38,125	643	$36,875	745	$38,125	413	$38,125
Daniel P. DiMaggio	581	$17,030	—	—	—	—	—	—
Jill Kale	1,585	$71,250	1,242	$71,250	1,393	$71,250	771	$71,250
Laurette T. Koellner	890	$40,000	697	$40,000	782	$40,000	433	$40,000
Luis A. Müller	1,585	$71,250	1,242	$71,250	1,393	$71,250	771	$71,250
Michael M. Wilson	2,280	$102,500	1,787	$102,500	2,006	$102,500	1,092	$102,500
(3)As of December 31, 2024, the following directors held unvested DSUs and RSUs as follows:

Director	Number of Common Shares Underlying		Market Value of Outstanding Units
	Unvested DSUs	Unvested RSUs	Unvested DSUs	Unvested RSUs
Kulvinder (Kelly) Ahuja	2,259	—	$208,506	—
Robert A. Cascella	73,793	—	$6,811,094	—
Deepak Chopra	—	—	—	—
Françoise Colpron	12,605	—	$1,163,442	—
Daniel P. DiMaggio	—	—	—	—
Jill Kale	20,920	—	$1,930,916	—
Laurette T. Koellner	290,486	—	$26,811,858	—
Luis A. Müller	42,563	—	$3,928,565	—
Michael M. Wilson	283,131	33,405	$26,132,991	$3,083,282
The market value of unvested DSUs and RSUs was determined using a share price of $92.30, which was the closing price of the Common Shares on the NYSE on December 31, 2024.
(4)Mr. Ahuja was appointed to the Board effective January 29, 2024. Messrs. Chopra and DiMaggio and Ms. Koellner resigned from the Board effective July 30, 2024, January 29, 2024 and January 31, 2025, respectively.

Directors Share Ownership Guidelines

All directors must meet our Director Share Ownership Guidelines within five years of joining the Board (unless they are employees or officers of the Corporation). The Director Share Ownership Guidelines require that a director hold Common Shares, DSUs and/or unvested RSUs with an aggregate value equal to 150% of the annual retainer and that the Chair of the Board hold Common Shares, DSUs and/or unvested RSUs with an aggregate value equal to 187.5% of the annual retainer of the Chair of the Board.
Each director’s holdings of securities are reviewed annually as of December 31. The following table sets out whether each director nominee who served as a director on December 31, 2024 was in compliance with the Director Share Ownership Guidelines as of that date.
Director Shareholding Requirements

Director(1)(2)	Shareholding Requirements
	Target Value as of December 31, 2024	Value as of December 31, 2024(3)	Met Target as of December 31, 2024
Kulvinder (Kelly) Ahuja	$412,500	$208,506	N/A(4)
Robert A. Cascella	$412,500	$6,811,094	Yes
Françoise Colpron	$412,500	$1,163,442	Yes
Jill Kale	$412,500	$1,930,916	Yes
Luis A. Müller	$412,500	$3,928,565	Yes
Michael M. Wilson	$750,000	$31,688,436	Yes
(1)As President and CEO of the Corporation, Mr. Mionis is subject to the Executive Share Ownership Guidelines — see Executive Share Ownership. Directors have five years from their appointment to comply with the Director Share Ownership Guidelines. Although applicable directors will not be deemed to have breached such Guidelines by reason of a decrease in the market value of the Corporation’s securities, such directors are required to purchase further securities within a reasonable period of time after such occurrence to comply with the Director Share Ownership Guidelines.
(2)Mr. Maletira was appointed to the Board of Directors effective January 1, 2025 and will be required to comply with the Director Share Ownership Guidelines within five years of his appointment. Ms. Koellner resigned from the Board effective January 31, 2025.
(3)The value of the aggregate number of Common Shares, DSUs and/or unvested RSUs held by each director is determined using a share price of $92.30 which was the closing price of the Common Shares on the NYSE on December 31, 2024.
(4)Mr. Ahuja was appointed to the Board of Directors effective January 29, 2024 and will be required to comply with the Director Share Ownership Guidelines within five years of his appointment.

CORPORATE GOVERNANCE
The Corporation is committed to high standards of corporate governance in all aspects of its decision making processes.
Each of the following documents are posted on the Corporation’s website at www.celestica.com (information on our website is not incorporated by reference into this Proxy Statement):
1.Corporate Governance Guidelines;
2.Board of Directors Mandate (the “Board Mandate”);
3.Audit Committee Mandate;
4.NCGC Mandate;
5.HRCC Mandate;
6.Written position descriptions for each of the Chair of the Board, the Chair of each standing committee of the Board and the CEO;
7.Celestica’s Corporate Values;
8.Business Conduct Governance Policy (the “BCG Policy”); and
9.Finance Code of Professional Conduct.
You can request copies of any of the documents mentioned above by contacting Celestica’s Corporate Secretary at clsir@celestica.com.

Board of Directors

Role of the Board
Under the Board Mandate, the Board has explicitly assumed stewardship responsibility for the Corporation. The duties and responsibilities of the Board include:
•satisfying itself as to the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization;
•adopting a strategic planning process and approving, on at least an annual basis, a strategic plan;
•monitoring the execution of the Corporation’s strategy and the achievement of its stated objectives;
•identifying the principal risks of the Corporation’s business and ensuring the implementation of appropriate systems to identify, assess, manage and mitigate these risks with a view to achieving a proper balance between risks incurred and potential return to holders of securities of the Corporation and to the long-term viability of the Corporation. Management is required to report on a quarterly basis to the Board (and the Board will review the reports) on the principal risks inherent in the business of the Corporation (including appropriate crisis preparedness, business continuity, information system controls, cybersecurity and information security, disaster recovery plans and risks related to ESG matters, including, among other things, climate policy and sustainability) and the steps implemented by management to manage these risks;
•succession planning;
•reviewing financial reporting and regulatory compliance;
•reviewing the Corporation’s internal control and management information systems;
•reviewing management of capital;
•reviewing and approving material transactions;
•establishing measures for receiving feedback from security holders;
•overseeing the general strategy, policies and initiatives relating to ESG matters, including, among other things, climate change and sustainability;
•reviewing board operations and evaluating board, committee and individual director effectiveness;
•developing the Corporation’s approach to corporate governance, including review and/or approval of any proposed changes to the Corporate Governance Guidelines recommended by the NCGC;
•reviewing and approving the annual director assessment process;
•nominating and appointing directors;
•reviewing the recommendations of the NCGC concerning resignations of directors pursuant to the Corporation’s Majority Voting Policy;
•reviewing and approving financial and business goals and objectives used as a basis for measuring the performance of the CEO and relevant to CEO compensation;
•reviewing and approving Celestica’s quarterly and annual financial statements after the Audit Committee has reviewed and made a recommendation to the Board regarding such statements;
•approving director compensation; and
•monitoring compliance with the BCG Policy.
As part of our annual comprehensive corporate governance review, the Board Mandate was updated to provide that the Board shall review the recommendations of the HRCC with respect to the Corporation’s human capital management practices and strategies, including as a result of the committee’s: (i) review of reports from management to monitor Celestica’s culture and employee engagement; (ii) oversight of policies and programs in place to support and promote the health, safety and well-being of Celestica’s employees; and (iii) consideration of other ESG practices related to the committee’s charter.

The Board Mandate is attached to this Proxy Statement as Appendix A.

Independence

Director Independence
The Board has determined that all directors during 2024, and all current directors (and nominees), except for Mr. Mionis, our President and CEO, are independent under applicable Canadian securities laws and NYSE listing standards. To determine whether directors are independent, the Board uses information about their personal and business relationships with Celestica and its affiliates. The Board collects this information from various sources, including directors’ responses to a detailed annual questionnaire, director biographical information and internal records of direct or indirect material relationships (such as any relationship with the Corporation or any of the Corporation’s affiliates) which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment, or would prohibit a determination of independence under NYSE listing standards.
The Board has also determined that the directors who comprise the Audit Committee, HRCC and NCGC satisfy the respective independence standards for those committees under applicable Canadian securities laws and NYSE listing standards.

Independent Chair
Mr. Wilson is the Chair of the Board and is an independent director under applicable Canadian securities laws and NYSE listing standards. In this capacity, Mr. Wilson is responsible for the effective functioning of the Board. As part of his duties, he establishes procedures to govern the Board’s work and ensure the Board’s full discharge of its duties. Celestica shareholders and other interested parties may communicate directly to the Chair any concerns that they may have regarding the Corporation. See the contact information under General Information about the Meeting — How Can I Contact the Independent Directors, Non-Management Directors and Chair? below.

Public Company Board Membership
None of the current directors or nominees of the Corporation serve together as directors of other corporations. See Election of Directors for the other public company boards on which the director nominees currently serve.
Under the Corporate Governance Guidelines, directors must advise the Chair of the Board and the Chair of the NCGC before accepting membership on other public company boards and must also notify the Chair of the Board and Celestica’s Chief Legal Officer of any change of primary employment.

Position Descriptions
The Board has developed and approved written position descriptions for the Chair of the Board, the Chair of each standing committee of the Board and the CEO. The CEO has full responsibility for the day-to-day operations of the Corporation’s business in accordance with the Corporation’s strategic plan, current year operating plan and capital expenditure budget, each as approved by the Board. The CEO must develop and implement processes that are intended to ensure the achievement of the Corporation’s financial and operating goals and objectives.

Director Attendance
Directors are expected to be prepared for and attend all Board and respective committee meetings. The following table sets forth the attendance of directors at Board meetings and at meetings of those committees of which they are members held during 2024. All then-members of the Board attended the 2024 Annual and Special Meeting of Shareholders (“2024 AGM”). Although we have no formal policy with respect to our directors’ attendance at annual meetings of shareholders, all directors are encouraged to attend the annual meeting.

Directors’ Attendance at Board and Committee Meetings

Director(1)	Board	Audit Committee	HRCC	NCGC	Meetings Attended %
					Board	Committee
Kulvinder (Kelly) Ahuja	7 of 7	5 of 5	5 of 5	4 of 4	100%	100%
Robert A. Cascella	7 of 7	5 of 5	5 of 5	4 of 4	100%	100%
Deepak Chopra	5 of 5	4 of 4	3 of 3	3 of 3	100%	100%
Françoise Colpron	7 of 7	5 of 5	5 of 5	4 of 4	100%	100%
Daniel P. DiMaggio	1 of 1	1 of 1	1 of 1	1 of 1	100%	100%
Jill Kale	7 of 7	5 of 5	5 of 5	4 of 4	100%	100%
Laurette T. Koellner	7 of 7	5 of 5	5 of 5	4 of 4	100%	100%
Robert A. Mionis	7 of 7	—	—	—	100%	—
Luis A. Müller	7 of 7	5 of 5	5 of 5	4 of 4	100%	100%
Michael M. Wilson	7 of 7	5 of 5	5 of 5	4 of 4	100%	100%
(1)Messrs. Chopra and DiMaggio and Ms. Koellner resigned from the Board effective July 30, 2024, January 29, 2024 and January 31, 2025, respectively. Mr. Maletira was appointed to the Board of Directors effective January 1, 2025.

In Camera Sessions
The independent directors meet separately as part of every Board and Audit, HRCC and NCGC Committee meeting without the presence of management. The Chair presides at every in camera session of the Board, or in the absence of the Chair, another independent director selected by those in attendance.

Ad Hoc Committees
From time to time, the Board establishes ad hoc committees. No such committees were formed in 2024.
Committees of the Board

The Board has three standing committees, each with a specific mandate: the Audit Committee (which was established in accordance with Section 3(a)(58)(A) of the Exchange Act), the HRCC, and the NCGC. All of these committees are composed solely of independent directors (as that term is defined by applicable Canadian and SEC rules and NYSE listing standards.

Audit Committee
The Audit Committee consists of Dr. Müller (Chair), Mr. Ahuja, Mr. Cascella, Ms. Colpron, Ms. Kale, Mr. Maletira and Mr. Wilson, all of whom the Board determined to be independent directors for audit committee purposes (as that term is defined by applicable Canadian and SEC rules and in the NYSE listing standards) and financially literate. Other members who served on the Audit Committee during 2024 were Mr. Chopra (until July 30, 2024) and Mr. DiMaggio (until January 29, 2024), and, as Chair of the Audit Committee, Ms. Koellner (until January 31, 2025). All of the audit committee members have held executive positions with large corporations or financial services companies. The Audit Committee has a well-defined mandate which, among other things, sets out its relationship with, and expectations of, the external auditor, including the review and evaluation of the independence of the external auditor and approval of any non-audit services of the external auditor; the engagement, evaluation, remuneration and termination of the external auditor; its relationship with, and expectations of, the internal auditor function and its oversight of internal control; the disclosure of financial and related information; and procedures to review the qualifications, expertise, resources and the overall performance of the Corporation’s external auditor. The Audit Committee’s duties include responsibility for reviewing financial statements with management and the auditors, monitoring the adequacy of Celestica’s internal control procedures, and reviewing the adequacy of Celestica’s processes for identifying and managing risk. In that regard, the Audit Committee Mandate further requires the Audit Committee to discuss Celestica’s major financial risk exposures and the steps management has taken to monitor and control such exposures, and to discuss guidelines, policies and steps to govern the process by which risk assessment and management is undertaken (including risks related to information security, cybersecurity and data protection) and the establishment and management of appropriate systems to manage such risks with a view to achieving a proper balance between risks incurred and potential return to the Corporation’s securityholders and to the long-term viability of the Corporation. The Audit Committee has direct communication channels with the internal and external auditors to discuss and review specific issues and has the authority to retain and fund such independent legal, accounting, or other advisors as it may consider appropriate. The Audit Committee reviews and approves the mandate and plan of the internal audit department on an annual basis.
The Audit Committee has established procedures for: (i) receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and (ii) confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. A copy of the Audit Committee Mandate is available on our website at www.celestica.com (information on our website is not incorporated by reference into this Proxy Statement).
The Board has determined that Dr. Müller, Mr. Maletira, Ms. Koellner (until January 31, 2025) and Mr. Chopra (until July 30, 2024) are each audit committee financial experts as defined in Regulation S-K Item 407(d)(5) and each have the financial expertise required for audit committee members under Section 303A.07 of the NYSE Listed Company Manual.
No member of the Audit Committee serves on more than three audit committees of public companies, including that of the Corporation.
The Audit Committee and its Chair are appointed annually by the Board. As part of each meeting at which (i) the Audit Committee recommends that the Board approve the annual audited financial statements or (ii) the Audit Committee reviews the quarterly financial statements, the Audit Committee members meet separately with each of: management; the external auditor; and the internal auditors.

Human Resources and Compensation Committee
The HRCC consists of Mr. Cascella (Chair), Mr. Ahuja, Ms. Colpron, Ms. Kale, Mr. Maletira, Dr. Müller and Mr. Wilson, all of whom the Board determined to be independent directors for compensation committee purposes pursuant to the applicable Canadian and SEC rules and the NYSE listing standards. Other members who served during 2024 were Mr. Chopra (until July 30, 2024), Mr. DiMaggio (until January 29, 2024) and Ms. Koellner (until January 31, 2025).
As part of each meeting, the HRCC members meet without any member of management present and also meet with the Corporation’s compensation consultant without any member of management present. The HRCC has the sole authority to retain or obtain the advice, reports and/or opinions of third-party compensation consultants, external legal counsel or other advisors as it deems necessary or appropriate to assist in the full performance of its duties.
Under the HRCC mandate, the duties and responsibilities of the HRCC include:
•reviewing and approving an overall reward/compensation policy for the Corporation, including an executive compensation policy that is consistent with competitive practice and supports organizational objectives and ownership interests;
•reviewing, modifying and approving the elements of the Corporation’s incentive-based plans and equity-based plans, including plan design, performance targets, administration and total funds/shares reserved for payment;
•reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO, which goals and objectives shall be consistent with the Corporation’s annual operating plan (“AOP”), evaluating the CEO’s performance in light of those goals and objectives, and determining and approving the CEO’s total compensation in light of this evaluation;
•reviewing and approving: the appointment and terms of employment (or any material changes to terms of employment) and any separation agreement or compensation arrangement for (i) the CEO and (ii) of all senior executive positions that report to the CEO and certain other senior executive positions; and upon recommendation of the CEO, any changes to the base salary and incentives of all senior executive positions that report to the CEO and certain other senior executive positions;
•reviewing the Corporation’s Executive Policy Guidelines, and any other policies applicable to senior executives and the CEO;
•making recommendations to the Board regarding the compensation of the Corporation’s directors;
•maintaining and reviewing succession planning for the CEO, all positions that report to the CEO and certain other executive positions;
•reviewing proposed organizational changes that affect “mission critical” roles, as well as proposed material changes to the Corporation’s human resources policies;
•reviewing and approving disclosure relating to executive compensation, including Celestica’s Compensation Discussion and Analysis, that is required to be included in the Corporation’s annual proxy statement and/or

Annual Report on Form 10-K in accordance with applicable rules and regulations and preparing any report required by any applicable securities regulatory authority or stock exchange requirement to be included in applicable public disclosure documents;
•reviewing and reporting to the Board on the results of any shareholder advisory vote on the compensation of Celestica’s named executive officers and the frequency of such votes, and make recommendations to the Board based on such results;
•reviewing any proposed material amendments to the Corporation’s pension plans, including plan design changes and changes to benefit levels;
•reviewing the Corporation’s talent management strategy and practices;
•reviewing and approving insider trading and share ownership policies;
•regularly reviewing the risks associated with the Corporation’s compensation policies and practices;
•reviewing and making recommendations to the Board with respect to the Corporation’s human capital management practices and strategies, including as a result of: (i) reviewing reports from management to monitor the Corporation’s culture and employee engagement; (ii) overseeing policies and programs in place to support and promote the health, safety and well-being of the Corporation’s employees; and (iii) considering other ESG practices related to the Committee’s charter; and
•performing any other activities consistent with its mandate.
All members of the HRCC have direct experience that is relevant to their responsibilities relative to human resources and compensation, and have skills and experience that contribute to the ability of the HRCC to make decisions on the suitability of the Corporation’s human resources and compensation policies and practices. Each member of the HRCC possesses significant knowledge in human resources and executive compensation matters gained from his or her experience as an executive in one or more public corporations or large private companies, as outlined in the biographies under Election of Directors above. This experience varies from director to director, but collectively includes having responsibility for oversight of human resources policies; the creation and implementation of executive compensation plans; participating in briefings from outside consultants retained by compensation committees with respect to executive compensation design, administration and governance; having responsibility for human resources and executive compensation decisions; and past/present service on the human resources and/or compensation committees of several other major public corporations. Mr. Ahuja is the CEO of Versa Networks; Mr. Cascella currently serves as Chair of the Compensation Committee of Mirion Technologies; Ms. Colpron currently serves on the People and Compensation Committee of Sealed Air Corporation and the Compensation Committee of Veralto Corporation; Mr. Maletira is the CEO of Rackspace Technology, Inc.; Dr. Müller is the CEO of Cohu, Inc.; and Mr. Wilson currently serves on the Human Resources and Compensation Committee of Air Canada. Accordingly, the Corporation believes that its HRCC is appropriately qualified to make decisions on the suitability of the Corporation’s human resources and compensation policies and practices.
The HRCC has retained an independent compensation consultant to assist in the discharge of its mandate, Willis Towers Watson (“WTW” or the “Compensation Consultant”). For a description of the Compensation Consultant’s role and mandate, see Compensation Discussion and Analysis — Compensation Objectives — Independent Advice below.
As part of our annual shareholder engagement program, we met with a top shareholder representing approximately 2% of the outstanding Common Shares. The Chair of the HRCC and the Chief Human Resources Officer (“CHRO”) attended this meeting with the objective of providing an overview of our executive compensation philosophy and pay-for-performance strategy, and to seek shareholder feedback on our executive compensation program. Following the meetings, the shareholder feedback was shared with the HRCC, and the HRCC reflected on the input and concluded that our executive compensation philosophy, including the focus on appropriately motivating and rewarding the executive leadership team, is generally aligned with shareholder views. You can read more about our shareholder engagement initiative below under ESG Matters — Shareholder Engagement and Outreach.
Compensation Committee Interlocks and Insider Participation
The HRCC consists of Mr. Cascella (Chair), Mr. Ahuja, Ms. Colpron, Ms. Kale, Mr. Maletira, Dr. Müller and Mr. Wilson. Other members who served during 2024 were Mr. Chopra (until July 30, 2024), Mr. DiMaggio (until January 29, 2024) and Ms. Koellner (until January 31, 2025). No member of the HRCC is a current, or during 2024 was a former, officer or employee of the Corporation or any of its subsidiaries. During 2024, no member of the HRCC had a relationship requiring disclosure under Item 404 of Regulation S-K. In addition, no interlocking relationship, as set forth under Item 407(e) of Regulation S-K, existed during 2024 between any member of the Board, the HRCC or our executive officers.

Nominating and Corporate Governance Committee
The NCGC consists of Françoise Colpron (Chair), Mr. Ahuja, Mr. Cascella, Ms. Kale, Mr. Maletira, Dr. Müller and Mr. Wilson, all of whom were determined by the Board to be independent directors pursuant to applicable Canadian rules and NYSE listing standards. Other members who served during 2024 were Mr. Chopra (until July 30, 2024), Mr. DiMaggio (until January 29, 2024) and Ms. Koellner (until January 31, 2025).
The NCGC is responsible for developing and recommending governance guidelines for the Corporation (and recommending changes to those guidelines), identifying individuals qualified to become members of the Board, and recommending director nominees to be put before the shareholders at each annual meeting. The duties and responsibilities of the NCGC under the NCGC mandate include:
•reviewing the Corporate Governance Guidelines;
•creating a formal, rigorous and transparent procedure for the appointment of new directors to the Board;
•identifying and recommending new director nominees;
•considering and making recommendations to the Board in relation to resignations of directors pursuant to the Corporation’s Majority Voting Policy;
•annually assessing the effectiveness of the Board Composition and Inclusion Policy (described below);
•developing a director orientation program;
•developing a director continuing education program;
•reviewing (and recommending changes to the Board where appropriate) the mandates of the Board’s standing committees;
•developing position descriptions for the Chair, the CEO and the chair of each Board committee;
•developing and overseeing annual director evaluations, including assessing the performance of the Board, the committees, individual directors, including through peer review;
•overseeing the Corporation’s general strategy, policies and initiatives relating to ESG matters, including, among other things, climate policy and sustainability, and reviewing the risks related to ESG matters;
•establishing measures for receiving feedback from stakeholders; and
•annual director independence reviews.
Orientation and Continuing Education

Orientation of New Directors
The Corporation’s orientation program helps new directors contribute effectively to the work of the Board as soon as possible after their appointment or election. New directors are appropriately apprised of Celestica’s business, operations and strategy, corporate policies, Board and committee governance, and priorities and issues currently under consideration by the Board and each of its committees. For ease of reference, orientation materials are made available on an online portal. Additionally, new directors meet with the Chair, CEO and other key executives as part of the orientation program. Through this orientation program, new directors have the opportunity to become familiar with the role of the Board and its committees, the contribution individual directors are expected to make, and the nature and operation of the Corporation’s business.

Director Education
The Board recognizes that ongoing director education is an important component of good governance. Directors are expected to be informed about current best practices, emerging trends in corporate governance and relevant regulatory developments.
The Corporation facilitates corporate governance best practices by maintaining a board membership with the Institute of Corporate Directors for the benefit of all our directors. In addition, the Corporation provides each director with a membership in the National Association of Corporate Directors.

While directors are required to take personal responsibility for staying current, Celestica’s Corporate Governance Guidelines require management and outside advisors to provide information and education sessions to the Board and its committees as necessary to keep the directors up-to-date with Celestica’s business and the environment in which it operates, as well as with developments in the responsibilities of directors. In accordance with the NCGC Mandate, our continuing education program has been designed to, among other things:
(i)assist directors to maintain or enhance their skills and abilities as directors of the Corporation; and
(ii)assist directors in ensuring that their knowledge and understanding of the Corporation’s business remains current.
The Corporation facilitates these corporate governance best practices by:
•providing directors with detailed information packages in advance of each Board and Committee meeting through an online portal which directors can access immediately upon the issuance of materials;
•providing regular updates between meetings of the Board with respect to issues that affect the business of the Corporation;
•encouraging attendance at industry conferences and educational offers in relation to the Corporation’s business;
•contributing to the cost of outside conferences and seminars that are relevant to their role (with prior approval of the Chair); and
•providing directors with full access to senior management and employees of the Corporation.
Directors review the annual work plan for Board and committee meetings, participate in setting the agendas for such meetings and participate in annual strategic planning sessions.
The Board’s continuing education program also includes management presentations, analyst reports and regular business updates from the CEO. The table below lists the education sessions we organized for our directors in 2024:

Topic	Presented By	Participants
Generative AI Overview	Management	Board
Cybersecurity	External	Board
Transition to U.S. Filer and U.S. GAAP	Management	Board
Recent Trends in Executive Compensation	External	HRCC
ESG Update (including an update on Celestica’s progress on its climate targets)	Management	NCGC
U.S. and International Political Environment	External	Board
Governance and Regulatory Review	Management	NCGC
Impact of Geopolitical Trends	Management	Board
All directors were provided with educational materials and participated in sessions relevant to the committees on which they sit and HRCC members were also provided with educational materials prepared by the Compensation Consultant, including on the following topics:
•Insights into Corporate Trends
•The Evolution of the Role of the Board and Human Capital Governance
•Designing Executive Compensation Programs
•Talent Report for the Technology Industry
Site visits of the Corporation’s facilities are arranged from time to time for Board members. In May 2024, certain of the Board members attended a site visit to our Richardson, Texas and Monterrey, Mexico facilities.
Directors were surveyed with respect to future key educational priorities for the Board and provided suggestions for future director education topics. The NCGC reviewed the survey results, and the Chair of the NCGC and CEO developed a director education plan for 2025.

Director Criteria and Nomination Process

Director Qualification Standards and Skills Matrix
Celestica’s Corporate Governance Guidelines set out the qualifications for director nominees and nominee selection criteria. Recognizing that new directors may be required from time to time, the NCGC also maintains a skills matrix for the purpose of identifying any gaps and determining the profiles for potential director nominees that would best serve the Corporation. The NCGC has developed the following skills matrix which identifies the functional competencies, expertise and qualifications of the Corporation’s director nominees and the competencies, expertise and qualifications that the Board would ideally possess.

		Ahuja	Cascella	Colpron	Kale	Maletira	Mionis	Müller	Wilson
Skills
	Service on Other Public (For-Profit) Company Boards		✔	✔		✔	✔	✔	✔
	Senior Officer or CEO Experience	✔	✔	✔	✔	✔	✔	✔	✔
	Financial Literacy*	✔	✔	✔	✔	✔	✔	✔	✔
	Capital Markets	✔	✔	✔		✔	✔	✔	✔
	Marketing and Sales	✔	✔	✔	✔	✔	✔	✔	✔
	Operations (supply chain management and manufacturing)		✔	✔	✔		✔	✔	✔
	Strategy Deployment / Business Transformation	✔	✔	✔	✔	✔	✔	✔	✔
	M&A / Business Integration	✔	✔	✔	✔	✔	✔	✔	✔
	Human Capital Management (including talent development and succession planning)	✔	✔	✔	✔		✔	✔	✔
	Risk Management			✔	✔	✔		✔	✔
	IT and Cybersecurity	✔				✔	✔	✔
	Finance and Treasury		✔			✔		✔
	AI	✔				✔
ESG	Environmental (including climate change)								✔
	Social		✔	✔	✔	✔	✔
	Governance		✔	✔	✔	✔	✔	✔	✔
Markets
	Experience in Markets Served by the Corporation	✔	✔	✔	✔	✔	✔	✔
*In addition, the Board has determined that Mr. Maletira and Dr. Müller are each audit committee financial experts as defined in Regulation S-K Item 407(d)(5) and each have the financial expertise required for audit committee members under Section 303A.07 of the NYSE Listed Company Manual.

Director Search and Nomination Process
The Board is committed to nominating highly qualified individuals to fulfill director roles, based on the needs of the Corporation at the relevant time. The NCGC undertakes a rigorous director selection process for identifying new director nominees in alignment with established Board policies. The NCGC is responsible for providing a list of director nominees to the Board to be put before the shareholders at each annual meeting. When identifying director nominees, the NCGC may consider suggestions from various sources, including internal input or, at its discretion, input from an external search firm. A prospective nominee will be evaluated against the characteristics and competencies set out in our Board policies, including the “Nominee Selection Criteria” provided in Celestica’s Corporate Governance Guidelines, the Board Composition and Inclusion Policy described below and the above skills matrix. The NCGC will recommend to the Board the candidates that best fit the needs of the Board at that time.
If a shareholder were to recommend a director candidate, the NCGC would use the same criteria it applies to evaluate other candidates. Shareholders who wish to recommend a director candidate should submit the candidate’s name and background information in writing to our Corporate Secretary at 5140 Yonge Street, Suite 1900 Toronto, Ontario.
On January 29, 2025, the Board adopted, with immediate effect, By-Law No 2 of the Corporation regarding advance notice for nomination of individuals for election as directors (the “Advance Notice By-Law”). In order for the Advance Notice By-Law to remain in effect following the termination of the Meeting, adoption of the Advance Notice By-Law must be confirmed at the Meeting. See Matter 6: Adoption of By-Law 2 (Advance Notice) for additional details.

The Advance Notice By-Law provides that shareholders seeking to nominate candidates for election as directors must give timely notice in writing to the Corporate Secretary of the Corporation. With respect only to the Meeting, as the first annual meeting of shareholders held after the adoption by our Board of this by-law, notice must be given no later than the later of (i) the latest applicable date otherwise provided under the Advance Notice By-Law as described under Matter 6: Adoption of By-Law 2 (Advance Notice) below and (ii) the close of business on the tenth day following the date of first public announcement of the requirements of the Advance Notice By-Law.

Board Composition and Inclusion Policy
The Board of Directors seeks to ensure that it is comprised of talented and dedicated directors with a mix of expertise, experience, skills, backgrounds, perspectives and views, collectively representing the diverse nature of the business environment in which Celestica operates. The Board maintains a Board Composition and Inclusion Policy, which provides that when identifying candidates for election or appointment to the Board, the Board and the NCGC will consider candidates who are qualified based on a balance of skills, background, experience and knowledge, among other things rather than adopting specific targets. The NCGC will also consider the Board composition overall with respect to professional and personal characteristics, such as age, gender, ethnicity, military veteran status, national origin, race, sexual orientation and geographic background, as well as other characteristics and stakeholder perspectives. From time to time, the Board will review this policy and assess its effectiveness.
Two of the director nominees are women (25%), including the Chair of the NCGC. The Board believes that the composition of the Board, including the nominees’ professional and personal characteristics, will allow the Board to perform effectively and act in the best interests of the Corporation and its stakeholders.

Retirement Policy and Term Limits
Celestica’s Corporate Governance Guidelines provide that, unless the Board authorizes an exception, a director shall not stand for re-election after his or her 75th birthday (and the Corporation does not provide a director with any additional financial compensation upon retirement).
The Board has not adopted term limits, but continues to assess whether or not they are appropriate. The Board is currently satisfied that there is a suitable level of director turnover to ensure the ongoing addition of fresh perspectives and experience to the Board. The Board considers that the imposition of term limits would discount the value of experience and continuity among directors, runs the risk of excluding experienced and valuable board members, and is therefore not in the best interests of the Corporation.
The average tenure of Celestica’s director nominees is five years. The Board has gone through significant refreshment over recent years with the appointment of Mr. Ahuja in 2024 and Mr. Maletira in 2025. The Board is currently comprised of a mix of longer-serving directors familiar with our history, including the Chair of the Board, and newer directors who bring fresh and unique perspectives to the Board, including the Chairs of the Audit Committee and the NCGC.
To ensure adequate Board renewal, the Board relies on rigorous director assessments for evaluating directors, reviews the composition and effectiveness of the Board annually, including the tenure and performance of individual directors, and maintains the skills matrix disclosed above to ensure the Board possesses the requisite experience, expertise and business and operational insight for the effective stewardship of the Corporation.
Director Assessments

The Board Mandate requires the Board to evaluate and review its performance, committees and directors on an annual basis. Under Celestica’s Corporate Governance Guidelines, the NCGC is responsible for developing and recommending to the Board a process for annually assessing the performance of the Board as a whole, and its committees, and assessing the contribution of the Chair of the Board and chair of each standing committee of the Board, including through peer review and management feedback. The Board conducts a self-evaluation annually to determine whether it and its committees are functioning effectively. Every three years, the Board evaluation is conducted by an external advisor. The NCGC is responsible for overseeing the execution of the assessment process approved by the Board.

Process
Every year, the NCGC determines the structure of the evaluation with the scope, focus and requirements of the evaluation varying from year to year. The process may also involve soliciting feedback from senior executives as to the effectiveness of their working relationship with the Board and how to improve it. The results of the evaluation, and feedback on the evaluation process itself, are integrated into the following year’s Board evaluation cycle.

In 2024, the NCGC recommended, and the Board approved, the engagement of an external advisor to conduct the annual director assessment. The external advisor's assessment process included separate evaluations of the Board, Board Chair, each committee chair and a peer review of each director. The external advisor solicited feedback from the Board as well as members of the executive leadership team who interact regularly with the Board. A written summary report was prepared by the external adviser for the Board, which was reviewed in advance by the Chair of the NCGC, and presented to the NCGC. The NCGC discussed the results of these evaluations. The overall results of the annual assessment will be taken into account by the NCGC with regard to enhancing the functioning of the Board and its committees.
Governance Policies and Practices

Majority Voting Policy
The Corporation has adopted a Majority Voting Policy which is described above under Election of Directors — Majority Voting Policy.

BCG Policy and Promotion of Ethical Conduct
The Corporation’s BCG Policy applies to all of the Corporation’s directors, officers and employees. In addition, the Corporation’s CEO, senior finance officers and all personnel in the finance organization are subject to the Corporation’s Finance Code of Professional Conduct.
The Board reviews the BCG Policy and the process for administering the BCG Policy on an annual basis. Management provides regular reports to the Board with respect to compliance with the BCG Policy.
All employees above a designated level are required to certify compliance with the BCG Policy annually. The Corporation also provides an online training program for the BCG Policy. The BCG Policy requires ethical conduct from employees and encourages employees to report breaches of the BCG Policy to their manager. The Corporation provides mechanisms whereby employees can report unethical behavior, including the Celestica Ethics Hotline which provides a method for employees in every jurisdiction in the world to report unethical conduct, on an anonymous basis if they so choose.
As part of the Board Mandate, the Board has adopted as a minimum standard that directors must demonstrate integrity and high ethical standards. The Board Mandate also requires the Board, to the extent feasible, to satisfy itself as to the integrity of the Corporation’s CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization.
The Corporation’s Corporate Values underpin the Corporation’s commitment to strong business ethics.
We intend to satisfy applicable disclosure requirements regarding amendments to, and waivers from, the provisions of the BCG Policy by posting such information on our website at www.celestica.com.

Related Party and Other Transactions
There were no “Related Party Transactions” since January 1, 2024. Related Party Transactions are transactions (or a series of similar transactions) in which the Corporation is a participant, the amount involved exceeds $120,000, and a “Related Party” had, has or will have a direct or indirect material interest (other than Board or executive officer compensation arrangements specified in S-K Item 404). “Related Parties” are Celestica’s directors, director nominees, executive officers, beneficial owners of more than 5% of our Common Shares, any immediate family members of the foregoing and any firm, corporation, charitable organization or other entity in which any of the persons listed above is an officer, general partner or principal or in a similar position or in which such person has a beneficial ownership interest of 10% or more.
Further, no director or executive officer of the Corporation, person or company that beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying more than 10% of the voting rights, or associate or affiliate of any of the foregoing persons or companies, has or had a material interest, direct or indirect, in any transaction since the beginning of fiscal 2024, or in any proposed transaction that has materially affected or will materially affect the Corporation or any of its subsidiaries.
Celestica’s Corporate Governance Guidelines provide that a committee of independent (as defined under applicable NYSE listing standards) and disinterested directors will conduct a reasonable prior review, oversight and ongoing evaluation of any material related party transaction involving Celestica (except for material transactions solely involving Celestica and one or more of its wholly-owned subsidiaries) and any transaction required to be disclosed pursuant to Item 404 of

Regulation S-K for potential conflicts of interest, and will prohibit such a transaction if it determines it to be inconsistent with the interests of Celestica and its shareholders.

Succession Planning
In accordance with its mandate, the HRCC, from time to time as it considers appropriate, maintains and reviews succession planning for the CEO, all positions that report to the CEO, and certain other positions. The HRCC regularly conducts a formal, in-depth review of each of these succession plans with the CEO in order to satisfy itself that the succession plans meet the needs of the Corporation. During 2024, the HRCC reviewed an in-depth talent and succession plan (“Talent Review”). The Talent Review included the CEO organization structure, mission critical roles, other senior leaders and key general managers. Risks, gaps and candidate succession readiness evaluations were discussed in light of performance and individual potential. The Talent Review also took into consideration current executive demographics, the existing pipeline of talent and a focus on women leaders.

Director Compensation
Director compensation is set by the Board on the recommendation of the HRCC. The HRCC retains an independent compensation consultant to provide it with market advice.

Board Leadership Structure
Our business and affairs are managed under the direction of the Board. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Accordingly, the Board seeks to fulfill its responsibilities by continually seeking the appropriate board leadership and corporate governance for Celestica. Currently, the offices of Chair of the Board and Chief Executive Officer are separated, with Mr. Mionis serving as President and Chief Executive Officer and Mr. Wilson (who is independent under NYSE listing standards) serving as Chair of the Board. We have no fixed policy with respect to the separation of the offices of the Chair of the Board and Chief Executive Officer. Nonetheless, the Board currently believes that the separation of the offices is in the best interests of the Corporation at this time. The Board considers having a clear division of responsibilities between the director responsible for leadership of the Board and the principal executive responsible for the Corporation’s day-to-day operations to be important to the Board’s effectiveness and efficiency. In addition, the Board believes that such separation aligns the Chair role with our independent directors, and is an integral part of good corporate governance and the succession planning process. However, as depending on the circumstances, other leadership models may become appropriate, the Board periodically reviews its leadership structure.

Role of the Board in Risk Oversight
The Board recognizes the importance of effective risk oversight. While the executive team is responsible for the day-to-day management of risk, one of the Board’s key functions is informed oversight of the Corporation’s risk management process and regular review and discussion with members of management regarding potential and identified risks, and responses to significant threats or risk events. The Board administers this oversight function directly through the Board itself, and through various Board standing committees that identify, categorize and address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure over the short, intermediate and long-term, including a determination of the nature and level of risk appropriate for the Corporation. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines, policies and steps to govern the process by which risk assessment and management is undertaken (including risks related to information security, cybersecurity, data protection and AI) and the establishment and management of appropriate systems to manage such risks. Our NCGC oversees risks relating to governance, including our corporate governance practices, the composition and effectiveness of our Board of Directors, and risks related to corporate social responsibility and sustainability. The HRCC assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk. HRCC also receives updates on trends and developments in compensation and related matters from its independent compensation consultant throughout the year. See Compensation Discussion and Analysis for additional information. The Board and its committees regularly receive information regarding our financial position, capital structure, operations, strategy, compensation, compliance and governance activities, cybersecurity, AI, and risk management from senior management. During its review of such information, the Board and its committees discuss, review, and analyze risks associated with each area, as applicable.

Cybersecurity and Information Security Risk
We prioritize the effective management of cybersecurity risks through a strategy focused on identifying, assessing, and responding to cybersecurity vulnerabilities, threats and incidents. Our primary objectives are to safeguard information assets, prevent their misuse or loss, and minimize business disruptions, through a comprehensive cybersecurity program intended to detect, analyze, contain and address cybersecurity risk exposures, threats and incidents.
As part of its oversight responsibilities, which include the identification of the principal risks of the business and ensuring the implementation of appropriate systems to manage such risks, the Board devotes significant time and attention to information security and risk management, including cybersecurity, and regulatory compliance, supported by the Audit Committee. The Audit Committee is responsible for evaluating the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee Mandate also requires it to discuss guidelines, policies and steps to govern the process by which risk assessment and management is undertaken (including risks related to information security, cybersecurity and data protection) and the establishment and management of appropriate systems to manage such risks. The Audit Committee reviews cybersecurity risks through quarterly reports from management (which address, among other things, trends in cyber threats and the status of initiatives intended to bolster our security systems and the cyber readiness of our personnel), and monitors the status of existing information security controls and practices to mitigate the potential risk from evolving cybersecurity threats.
In accordance with the Board Mandate, the Board receives a quarterly report from management regarding the principal risks inherent in the business of the Corporation, including appropriate crisis preparedness, business continuity, information system controls, cybersecurity and information security, and disaster recovery plans. These reports address a range of topics, including industry trends, benchmark and assessment reports, information security projects and updates on cyber related metrics, technology modernization, policies and practices, and specific and ongoing efforts to prevent, detect, and respond to internal and external critical threats.
We use various processes to inform our assessment, identification and management of risk from cybersecurity threats, including technical security controls, policy enforcement mechanisms, monitoring systems, employee training, contractual arrangements, tools and related services from third-party providers, multidisciplinary coordination among cross-functional teams, and management oversight to assess, identify and manage material risks from cybersecurity threats.
Management takes several steps intended to mitigate the impact of cybersecurity and information security risks and incidents, including an annual management risk assessment (including cybersecurity risk), continued enhancement of information security and data loss prevention controls, maintenance of a robust crisis response plan, engaging an external consultant, and ensuring that the Corporation maintains cybersecurity insurance coverage deemed appropriate. Management oversight procedures include: (i) a methodology to ensure cybersecurity events are promptly escalated and that appropriate internal and external reporting occurs; (ii) a monthly Information Security Governance Council meeting with site IT managers; and (iii) quarterly meetings between senior executives and our internal audit department to discuss the outlook for the following year, focusing on the current risk environment.
Certain of our manufacturing sites are certified to ISO27001 (an international standard focused on information security), and we continue to perform assessments of our A&D sites and systems that support A&D data under U.S. National Institute of Standards and Technology (“NIST”) 800-171 Enhanced Cybersecurity Measures for Government Contractors. Third party experts are engaged to conduct NIST CSF (Cyber Security Framework) Audits to measure the Corporation’s cybersecurity maturity level, in addition to assistance with our cybersecurity risk management and strategy. Other third party providers provide us with ongoing assistance including threat monitoring, mitigation strategies, and updates on emerging security trends and developments while we have others engaged on retainer to provide targeted assistance forensic expertise as needed. We provide cybersecurity and information security compliance training for our employees once per year, track completion, and require attestations. We conduct monthly mock phishing attacks to all employees; and cater training specifically to our needs, based on industry trends and potential threats. Select members of our IT Security Team participate in security training focusing on emergency preparedness and remediation. In 2023, we implemented a Third-Party Risk Management Program to perform IT security controls assessments for our third-party suppliers and vendors and measure the IT security rating of Celestica and these entities through an external security rating solution platform. Through this program our IT Risk and Compliance team assesses, monitors, and mitigates potential cybersecurity risks from our third-party suppliers and vendors.
While we have invested, and continue to invest, in the protection of our data and IT infrastructure, we regularly face attempts by others to access our information systems in an unauthorized manner, to introduce malicious software to such systems or both, and while we have not been materially impacted by computer viruses, malware, ransomware, hacking incidents, outages, or unauthorized access to data, we have been (and may in the future be) the target of such events.

Indebtedness of Directors and Officers
As at April 22, 2025, no current or former executive officers or members of the Board of the Corporation or its subsidiaries and none of their respective associates were indebted to the Corporation or any of its subsidiaries (or had indebtedness that was the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Corporation or any of its subsidiaries) in connection with the purchase of Common Shares or in connection with any other transaction.

Directors, Officers and Corporation Liability Insurance
The Corporation and certain of its subsidiaries have entered into indemnification agreements with certain of their directors and officers. These agreements generally provide that the Corporation or the subsidiary which is a party to the agreement, as applicable, will indemnify the director or officer in question (including his or her heirs and legal representatives) against all costs, charges and expenses incurred by him or her in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved by reason of being or having been a director or officer of the Corporation or a subsidiary thereof, provided that he or she has acted honestly and in good faith with a view to the best interests of the Corporation or a subsidiary thereof.
The Corporation’s current directors’ and officers’ insurance policies provide for aggregate coverage of $180 million. The policies protect directors and officers against liability incurred by them while acting in their capacities as directors and officers of the Corporation and its subsidiaries. Included in the $180 million of aggregate coverage is coverage dedicated solely to individual directors and officers. The Corporation’s cost for this policy is approximately $2.0 million annually. Limits available under the policies are in excess of a self- retention of $2.5 million for each loss or claim.

ESG MATTERS
We are committed to: operating our business with integrity; focusing on ESG issues that impact our customers, the industries we serve, our employees and our shareholders; contributing to the local communities in which we operate; developing our employees and workforce; and being considerate environmental and fiscal stewards. Our commitment to social responsibility extends to the environment, anti-corruption and trade compliance, responsible sourcing, human rights, labour practices and worker health and safety.
Throughout this Proxy Statement we outline our governance practices, including those relating to Board composition and renewal. Highlights of our approach and commitment to other ESG matters are described below.
ESG Oversight

As part of their enterprise-wide approach to oversight of the Corporation’s business, the Board and management monitor ESG matters and risks as follows:
•In accordance with the Board Mandate, the Board is responsible for identifying the principal risks of the Corporation’s business and ensuring the implementation of appropriate systems to identify assess, manage and mitigate these risks;
•In accordance with the Board Mandate and the NCGC Mandate, the Board and NCGC have oversight for Celestica’s strategy, policies and initiatives relating to ESG matters, including climate change and sustainability. Management provides the NCGC with in-depth ESG reports annually, including comprehensive updates on the Corporation’s ESG strategies, policies and practices as well as updates on Celestica’s progress on achieving its climate targets. The Board reviews sustainability performance and key ESG performance indicators across our business;
•On a quarterly basis, management also provides the Board with an update on the principal risks inherent in the business (including risks related to ESG matters, including, among other things, climate policy and sustainability);
•The Audit Committee assists the Board in overseeing Celestica’s major financial risk exposures. As part of the annual risk assessment prepared by management, ESG-related risks including, among other things, climate policy and sustainability are also evaluated and reviewed with the Audit Committee; and

•The HRCC assists the Board in ensuring that executive compensation is appropriately linked to ESG matters. ESG measures are included in the individual performance objectives of each named executive officer’s performance scorecard.
Environmental Sustainability

We are committed to driving sustainability initiatives through collaboration with our employees, customers, suppliers and local communities. Our Sustainability Report outlines our sustainability strategy, the progress we have made as a socially responsible organization, and the key activities and milestones we are working to achieve for each of our focus areas: our planet, our products and services, our people, and our communities.
The CEO is responsible for establishing and overseeing the Corporation’s sustainability strategy in alignment with business priorities, and the CEO, the CFO and the Chief Operations Officer receive and discuss quarterly sustainability updates. Discussions focus on our sustainability strategy and the progress we are making on our metrics. Input received in these meetings is used to shape Celestica’s sustainability strategy and ensure it aligns with business priorities. Our performance on sustainability goals is tracked and progress is linked to annual and long-term objectives within the CEO’s strategy, and compensation. Through our objective setting processes, these objectives cascade down throughout our organization and are part of our overall management systems.
We strive to minimize the impact of our operations on the environment by working to make our infrastructure sustainable and by reducing our GHG emissions. In 2020, we set a GHG emissions reduction target in alignment with the Science Based Targets initiative (SBTi). We committed to a 30% reduction in absolute Scope 1 and Scope 2 GHG emissions by 2025 from a 2018 base year. We also committed to a 10% reduction in absolute Scope 3 GHG emissions from fuel and energy-related activities, purchased goods and services, and upstream and downstream transportation and distribution by 2025 from a 2018 base year. As of December 31, 2023, we achieved a reduction in our Scope 1 and Scope 2 GHG emissions by 87% compared to our 2018 baseline. Despite the significant revenue growth we experienced in 2023, Celestica decreased Scope 3 GHG emissions in six categories, compared to 2022 emissions. However, in total, Scope 3 GHG emissions increased by 51% year-over-year.
We are committed to reporting our GHG emissions annually and have included third-party assurance of our GHG emissions in our annual Sustainability Report since 2013. Since 2010, we have responded to the CDP Climate Change questionnaire which enables engagement on environmental issues worldwide. We currently report in accordance with the guidance of the Global Reporting Initiative (GRI), and our most recent Sustainability Report includes disclosures aligned with the Sustainability Accounting Standards Board (SASB) and the Task Force on Climate-related Financial Disclosures (TCFD). Celestica remains committed to the UN Global Compact and submitted its Communication on Progress directly with the UN Global Compact.
As part of our sustainability strategy, we have adopted the ten (of 17) United Nations Sustainable Development Goals that we believe present opportunities for us to affect the greatest change. We determine this annually through our materiality assessment and during stakeholder conversations. We have an established Conflict Minerals Policy in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Human Capital Management

At Celestica, we believe our success depends on our talented people and their commitment to excellence. Under its mandate, the duties and responsibilities of the HRCC include reviewing the Corporation’s talent management strategy, including programs relating to the attraction, development and retention of critical skills and resources required to execute the Corporation’s strategic objectives. Additionally, the HRCC is responsible for reviewing and making recommendations to the Board with respect to Celestica’s human capital management practices and strategies, including as a result of: (a) reviewing reports from management to monitor Celestica’s culture and employee engagement; (b) overseeing policies and programs in place to support and promote the health, safety and well-being of Celestica’s employees; and (c) considering other ESG practices related to the HRCC’s charter.

Employee Engagement
We believe employee engagement is crucial for employee performance and productivity, and strong business outcomes. We therefore continually strive to enhance employee engagement to ensure that we continue to attract and retain talent. Every two years, we conduct global employee engagement surveys in order to measure overall engagement and identify strengths and areas for improvement. Results are assessed by management and used to develop targeted action plans. Management reports on the outcome of the survey to the HRCC.

We believe that employee engagement and well-being is strengthened through healthy, supportive, inclusive, and safe workplaces. Globally, we have established a framework whereby all sites are required to measure and report regularly on their environmental, health and safety performance.

Community Engagement
We strive to support the local communities in which we live and work. We encourage all full-time employees to take up to 16 hours of paid time off per year to volunteer through our Time Off to Volunteer program. This program gives employees the opportunity to become involved in their communities in a meaningful way and to help those in need.
United Way is a federated network of 77 local United Way Centraide offices serving more than 5,000 communities across Canada, each registered as its own non-profit organization. The goal is to create opportunities for a better life for everyone in our communities. In 2024, Celestica’s annual United Way fundraising campaign raised C$250,483, which brings Celestica’s lifetime fundraising amount to over C$13 million.

Inclusion
Celestica is committed to fostering an inclusive and collaborative workplace where all employees feel valued, respected, and empowered to reach their full potential. We believe that embracing a broad range of perspectives drives innovation, strengthens our culture, and enhances our ability to serve customers worldwide. Through leadership accountability, employee resource groups, training programs, and community partnerships, we strive to foster a culture of inclusion and collaboration across our global operations, and ensure that inclusion and collaboration remain core parts of our values, talent practices and business strategy. One of the eight (13%) executive officers of the Corporation, including its major subsidiaries, is a woman. We carefully consider a broad range of criteria when establishing candidate pools for succession plans and talent attraction requirements. We give consideration to the proven skills and capabilities of new appointees as well as other personal and professional characteristics rather than adopting targets.

Ethical Labour Practices
Our BCG Policy outlines the ethics and practices we consider necessary for a positive working environment, as well as the high legal and ethical standards to which our employees are held accountable. 100% of our employees have completed BCG Policy training and we conduct annual re-certifications.
In addition, Celestica has well-established policies regarding fair labour practices and guidelines that create a respectful, safe and healthy work environment for our employees globally.
We are a founding member (and remain an active member) of the Responsible Business Alliance (“RBA”), a non-profit coalition of companies that, among other things, establishes standards for its members in responsible and ethical practices in the areas of labour, environmental compliance, employee health and safety, ethics and social responsibility. The RBA Code of Conduct outlines industry standards intended to ensure that working conditions in the supply chain are safe, workers are treated with respect and dignity, and manufacturing processes are environmentally responsible. We continually work to implement, manage and audit our compliance with the RBA Code of Conduct.
Shareholder Engagement and Outreach

Shareholder Engagement Initiative
We value the input of our shareholders. After our 2024 AGM, we proactively contacted shareholders to elicit their views. Invitations to engage were sent to ten of our top shareholders (representing approximately 32% of the outstanding Common Shares. Nine shareholders either declined the invitation or did not respond (representing approximately 30% of the outstanding Common Shares). The Chair of the HRCC and the CHRO met with one shareholder (representing approximately 2% of the outstanding Common Shares) in order to provide them with an overview of our executive compensation philosophy and pay-for-performance strategy, and to seek their feedback on executive compensation. Other topics of interest raised by such shareholder included succession planning and Board composition. This shareholder additionally met with our Chief Legal Officer at their request to discuss our sustainability initiatives. This shareholder was supportive of our executive compensation program and there were no explicit requests for changes to be made.
From time to time, the Corporation also engages with proxy advisory firms in order to identify executive compensation and governance topics of most interest to shareholders and to discuss how the Corporation considers such matters.

Our approach to shareholder engagement is summarized in the following diagram:

Prior to Next Annual Meeting of Shareholders •File Proxy Statement and Annual Report on Form 10-K •Follow-up on engagement meetings	Annual Meeting of Shareholders

Shareholder Engagement
•Proactively reach out to shareholders, and conduct engagement meetings to better understand their views
•Chair of the HRCC shares feedback with the Board, and the Board reflects on input
•Periodically engage with proxy advisory firms to identify executive compensation and governance topics of most interest to shareholders

After the Annual Meeting of Shareholders
•HRCC reflects on “say-on-pay” vote results
•Identify executive compensation topics of most interest to shareholders
•NCGC conducts comprehensive review of corporate governance policies and practices

Shareholder Outreach
Additionally, as part of our regular shareholder outreach, we engaged in the following initiatives during 2024:

•management provided quarterly updates on our Investor Relations program to the Board	•management hosted a virtual investor meeting to provide an overview of the business outlook and growth opportunities, and details on its near-term and long-term financial outlook

•management regularly engaged in meaningful communication with shareholders through quarterly earnings calls to review our quarterly financial and operating results
•management and our Investor Relations team attended and presented at 13 conferences, 11 non-deal roadshows and numerous investor touchpoints (outside of the shareholder engagement initiative meetings)

Shareholder Communications
Each year, we communicate with shareholders through our various public disclosures, including our Annual Report on Form 10-K, proxy statement, quarterly reports on Form 10-Q for the first three quarters of each year, quarterly financial statements, news releases and regular updates to our website at www.celestica.com. The Corporation encourages shareholders to participate in our governance by holding annual advisory “say-on-pay” votes with respect to executive compensation. The results of such votes are given due consideration in developing the Corporation’s governance policies and compensation philosophy. Our Investor Relations team can be contacted directly at clsir@celestica.com.
Shareholders and other interested parties may also confidentially contact the Chair of the Board, the non-management directors or the independent directors, or the Board as a whole, by writing to them individually or as a group at the Corporation’s head office. On receipt of shareholder letters addressed to the Chair of the Board, non- management directors or independent directors, or the Board as a whole, we will forward such letters unopened to the Chair of the Board or to the appropriate addressee(s) or their designees. See General Information about the Meeting — How Can I Contact the Independent Directors, Non-Management Directors and the Chair? below.
External Recognition

Our commitment to corporate social responsibility continues to earn us external recognition. Below is a selection of the awards and recognition received by Celestica in 2024:
•Mr. Mionis was named one of Canada’s Most Admired CEOs of 2024 by Waterstone Human Capital
•Recognized as one of Canada’s Most Admired Corporate Cultures by Waterstone Human Capital
•Recognized as one of Canada’s Top 100 Employers for Young People by Mediacorp Canada in 2024

•Recipient of the 2024 Canadian HR Award for Best Reward and Recognition Strategy
•Platinum rating from EcoVadis
•45th spot among Canada’s Best 50 Corporate Citizens in 2024 by Corporate Knights
•Recipient of ASM’s PRISM Award for Social Impact
•Lam Research’s Supplier Award for operational execution
•HP recognized Celestica’s Johor, Malaysia site for exceptional performance and dedication in maintaining a secure environment
•Celestica’s Chennai, India site certified as Great Place to Work by Great Place To Work India

MATTER 2: APPROVAL OF APPOINTMENT OF AUDITOR AND AUTHORITY OF BOARD TO FIX AUDITOR REMUNERATION
Appointment of the Auditor

KPMG LLP (“KPMG”) is the current auditor of the Corporation and was first appointed as auditor of the Corporation on October 14, 1997. It is expected that representatives of KPMG will be present at the Meeting to respond to appropriate questions and, if they so desire, to make a statement.
Under its Mandate, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the external auditor, including satisfying itself as to the independence of the external auditor. As part of this process:
•the Audit Committee requires the external auditor to submit, at least annually, a formal written statement delineating all relationships between the external auditor and the Corporation. The Audit Committee is responsible for actively engaging in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor, and for recommending that the Board take appropriate action in response to the external auditor’s report to satisfy itself of the external auditor’s independence;
•no non-audit services shall be provided to the Corporation or its subsidiaries by the external auditor unless approved in advance by the Audit Committee. In deciding whether to approve any non-audit services, the Audit Committee considers whether such services are compatible with the external auditor’s independence. The Chair may approve additional non-audit services provided to the Corporation or its subsidiaries that arise between committee meetings, provided that the Chair reports any such approvals to the Audit Committee at the next scheduled meeting;
•the Audit Committee has established a policy setting out the restrictions on Celestica hiring partners, employees and former partners and employees of Celestica’s external auditor or former external auditor; and
•the Audit Committee is required to periodically review and evaluate the qualifications, performance and independence of the external auditor, including the lead audit partner and senior members of the independent auditor team. The Audit Committee must present its conclusions with respect to the external auditor and report all actions taken with respect to the engagement or termination of the external auditor to the full Board.
Fees Paid to KPMG

The Audit Committee of the Board of Directors negotiates with the auditor of the Corporation on an arm’s-length basis in determining the fees to be paid to the auditor. Such fees are based upon the complexity of the matters dealt with and the time required to be expended by the auditor in providing services to the Corporation. The following table sets out the fees paid to KPMG in 2024 and 2023.
Fees Paid to KPMG

	Year Ended December 31 (in millions)
	2024	2023
Audit Fees(1)	$6.63	$4.94
Audit Related Fees(2)	$0.10	$0.24
Tax Fees(3)	$0.11	$0.12
All Other Fees(4)	$0.05	$0.03
Total	$6.89	$5.33
(1)Audit fees in 2024 included the GAAP transition audit; and in 2023 included securities related work in connection with the conversion of multiple voting shares into Common Shares and the related two secondary public offerings by Onex.
(2)Audit related fees in 2024 included pension plan audits and certain specified audit procedures; and in 2023 included pension plan audits, financial statement translation services and certain specified audit procedures.
(3)Tax services were mainly comprised of tax advisory and compliance services during each of 2024 and 2023.

(4)Other services in 2024 included government grant compliance audit under CSAE 3000; and in 2023 consisted of procedures in relation to verification of income tax exemption conditions and restructuring advisory work.
Pre-approval Policies and Procedures - Percentage of Services Approved by Audit Committee
All KPMG services and fees are approved by the Audit Committee. The Audit Committee has established an Audit and Non-Audit Services Pre-Approval Policy to pre-approve all permissible audit and non-audit services provided by our independent auditors. On an annual basis, the Audit Committee reviews and provides pre-approval for certain types of services that may be rendered by the independent auditors and a budget for audit services for the applicable fiscal year. Upon pre-approval of the services on the initial list, management may engage the auditor for specific engagements that are within the definition of the pre-approved services. Any significant service engagements above a certain threshold will require separate pre-approval. The policy contains a provision delegating pre-approval authority to the Chair of the Audit Committee in instances when pre-approval is needed prior to a scheduled Audit Committee meeting. The Chair of the Audit Committee is required to report on such pre-approvals at the next scheduled Audit Committee meeting. A final detailed review of all audit and non-audit services and fees is performed by the Audit Committee prior to the issuance of the audit opinion at year-end. During fiscal years 2024 and 2023, all services provided by KPMG were pre-approved by the Audit Committee in accordance with the foregoing procedures.
THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE RE-APPOINTMENT OF KPMG LLP AS THE AUDITOR OF THE CORPORATION TO HOLD OFFICE UNTIL THE CLOSE OF THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND AUTHORIZE THE BOARD TO FIX THEIR REMUNERATION.
It is intended that, on any ballot relating to the appointment of the auditor, the Common Shares represented by proxies in favour of the Proxy Holders will be voted FOR the appointment of KPMG as auditor of the Corporation to hold office until the next annual meeting of shareholders and authorization of the Board to fix their remuneration, unless authority to do so is withheld.
Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management;
The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC;
The Audit Committee:
Dr. Luis A. Müller (Chair)
Kulvinder (Kelly). Ahuja
Robert A. Cascella
Françoise Colpron
Jill Kale
Amar Maletira
Michael Wilson

2024 VOTING RESULTS
2024 Voting Results

The voting results of the Meeting will be filed on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov following the Meeting. The voting results from the 2024 AGM held on April 25, 2024 were as follows:
2024 Voting Results

Brief Description of Voting Matters	Outcome of the Vote
	Approved	For
In respect of the election of the following proposed nominees as members of the Board of Directors of the Corporation		%	Votes
Kulvinder (Kelly) Ahuja	✔	99.19%	83,255,455
Robert A. Cascella	✔	94.40%	79,234,911
Deepak Chopra	✔	98.80%	82,921,882
Françoise Colpron	✔	98.91%	83,017,909
Jill Kale	✔	99.04%	83,125,894
Laurette T. Koellner	✔	91.86%	77,101,548
Robert A. Mionis	✔	99.90%	83,851,612
Luis A. Müller	✔	98.78%	82,909,580
Michael M. Wilson	✔	97.31%	81,673,082
In respect of the appointment of KPMG as the auditor of the Corporation for the ensuing year	✔	95.73%	88,267,283
In respect of the authorization of the Board of Directors of the Corporation to fix the remuneration of the auditors	✔	97.69%	90,075,981
In respect of the advisory resolution on the Corporation’s approach to executive compensation	✔	93.50%	78,475,630
Approval of the articles of amendment removing provisions concerning the Corporation’s multiple voting shares and redesignating the Corporation's subordinate voting shares as common shares	✔	99.86%	83,815,810
Confirmation of the amendment and restatement of the Corporation's by-law 1 to remove the Canadian residence requirement for directors	✔	99.85%	83,805,819

MATTER 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
We are asking our shareholders to approve, on an advisory basis, the 2024 compensation paid to our NEOs, as described in the Compensation Discussion and Analysis and the Executive Compensation sections of this Proxy Statement. Although the advisory vote is not binding upon the Corporation, the HRCC, which is responsible for designing and administering our executive compensation program, values our shareholders’ views and will consider the outcome of the vote in its ongoing evaluation of our executive compensation program.
In accordance with Section 14A of the Exchange Act, we are asking our shareholders to vote at the Meeting to approve, on an advisory basis, the compensation of our NEOs, as disclosed in this Proxy Statement (the “say-on-pay vote”). While the say-on-pay vote is non-binding, it gives shareholders an opportunity to provide important input to the Board.
Last year, at our 2024 AGM, we received a 93.50% vote FOR our non-binding advisory resolution on executive compensation. We believe this level of approval is indicative of our shareholders’ strong support of our compensation philosophy and goals. In the future, we will continue to consider the outcome of our say-on-pay votes when making compensation decisions regarding our NEOs, as well as the other factors described in our Compensation Discussion and Analysis as impacting the evaluation of our executive compensation programs, including our assessment of the interaction of our compensation programs with our compensation philosophy, and whether such programs meet our stated objectives.

The HRCC continues to work to ensure that our compensation program pays for performance, is based on sound principles, supports long-term sustainable value, is clear and transparent, and aligns with shareholder interests.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation philosophy, policies and practices described in this Proxy Statement. As described in detail in the Compensation Discussion and Analysis, our executive compensation programs are generally designed to (i) attract, retain, motivate and reward highly qualified and talented executives, including our NEOs, that will enable us to drive long-term shareholder value; and (ii) motivate our executives, including our NEOs, to make decisions that produce desired financial results while at the same time avoiding the encouragement of unnecessary or excessive risk taking. We believe that our executive compensation programs appropriately link pay to performance and are well aligned with the long-term interests of our shareholders. We believe that our executive compensation objectives and core principles have resulted in executive compensation decisions that have appropriately incentivized the achievement of financial goals that, despite recent challenging economic conditions, have benefited our Corporation and our shareholders and are expected to drive long-term shareholder value over time. The HRCC regularly reviews our executive officer compensation program to ensure that it achieves the desired goals of emphasizing long-term value creation and aligning the interests of management and shareholders.
Accordingly, we are asking for our shareholders to indicate their support for our NEO compensation as described in this Proxy Statement, and to vote “FOR” the following resolution:
“RESOLVED, that the shareholders of Celestica Inc. (the “Corporation”) hereby approve, on an advisory basis, the compensation paid to the Corporation’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and footnotes, and corresponding narrative discussion in the Proxy Statement for the Corporation’s 2025 Annual Meeting of Shareholders.”
The foregoing resolution is an advisory resolution that will not have any binding legal effect regardless of whether it is approved or not, and will not be construed as overruling a decision by the Corporation, the HRCC or the Board, or creating or implying any change in or addition to their respective fiduciary duties.
Furthermore, because this non-binding advisory resolution primarily relates to compensation of the NEOs that has already been paid or contractually committed, there is generally no opportunity for the HRCC to revisit those decisions. However, as we value the opinions of our shareholders, the HRCC expects to take into account the outcome of the vote when considering future executive compensation decisions.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADVISORY SAY-ON-PAY RESOLUTION ON NAMED EXECUTIVE OFFICER COMPENSATION SET FORTH IN MATTER 3.
It is intended that, on any ballot relating to the advisory vote on executive compensation, the Common Shares represented by proxies in favour of the Proxy Holders will be voted FOR the resolution, unless a vote “against” is indicated.
The Board will take the results of the vote into account, as it deems appropriate, when considering future compensation policies, practices and decisions and in determining whether to further increase engagement with shareholders on compensation and related matters. The Board will consider this year’s results, other feedback it receives, as well as best practices in compensation and governance when reviewing our executive compensation in the future. The Corporation will disclose the results of the shareholder advisory vote as part of its report of voting results for the Meeting.

HRCC LETTER TO SHAREHOLDERS
Dear Shareholders,
On behalf of the HRCC, I am pleased to share our approach to executive compensation and the framework we used to make our compensation decisions for the CEO and the other Named Executive Officers (as defined below) for 2024. The decisions on executive compensation made by the HRCC reflect our focus on creating long-term value for shareholders.
2024 Performance
Celestica accomplished many exceptional achievements during 2024, including the following financial and stock price performance achievements:
GAAP Financial Measures
•Revenue of $9.65 billion compared to $7.96 billion in 2023, representing growth of 21%
•GAAP earnings from operations as a percentage of revenue of 6.2%, compared to 4.2% for 2023, an improvement of 200 basis points
•GAAP EPS (diluted) of $3.61, compared to $2.03 for 2023, a growth rate of 78%
•GAAP cash provided by operations of $473.9 million for 2024 compared to $326.2 million for 2023, an increase of 45%
Non-GAAP Financial Measures
•Adjusted operating margin* of 6.5%, compared to 5.5% for 2023, an improvement of 100 basis points
•Adjusted EPS* of $3.88, compared to $2.46 for 2023, a growth rate of 58%
•Non-GAAP free cash flow* of $305.9 million compared to $203.8 million for 2023, an increase of 50%
Stock Performance
•Celestica stock price on the NYSE on December 31, 2024 was $92.30 which represents an increase of 215% for the year
•On a three year basis, Celestica’s total shareholder return (“TSR”) was 775%, which outperformed all companies in the BMI Index (as defined below)
Pay-For-Performance Alignment
Celestica’s executive compensation program is designed to pay-for-performance, align the interests of executives and shareholders, incentivize executives to work cohesively with a shared vision that focuses on Celestica’s strategic objectives, ensure direct accountability for annual and long-term operating results, and reflect both business strategy and market norms. The HRCC also endeavors to ensure that the executive compensation program is established with appropriate governance, risk management and regulatory principles.
The HRCC is very pleased with Celestica’s outstanding performance in 2024. We believe the financial achievements and stock price performance are a direct result of the steadfast execution of the strategic plan set out by Rob Mionis, our President and CEO, several years ago.
For 2024, the HRCC approved the following performance-based compensation:
•2024 Corporate Performance Factor (“CPF”) under the Celestica Team Incentive Plan (the “CTI”) of 185% reflective of Celestica’s 2024 revenue, non-IFRS operating margin† and non-IFRS adjusted free cash flow† relative to financial targets for the year based on the Corporation’s AOP; and
•2022 PSUs vested at 200% of the target amount granted. Such PSUs were granted in 2022 with a performance period from January 1, 2022 to December 31, 2024 with pre-determined performance criteria. The overall vesting level of 200% reflected 2024 non-IFRS operating margin† performance in the final year of the three-year performance period as modified by the Corporation’s average annual non-IFRS adjusted ROIC† and relative TSR over the performance period.
The performance measures for the CTI 2024 CPF and 2022 PSUs were established prior to the Corporation’s transition from IFRS to GAAP reporting. The results were determined under the existing framework, and modifying the performance measures to GAAP would have made no difference to the performance assessment or results.

2024 Shareholder Engagement
Once again, our CHRO, Leila Wong and I had the opportunity to participate in our shareholder engagement initiative to discuss key matters of importance to shareholders. This initiative fosters an open dialogue and provides valuable insights into their perspectives. I would like to express our gratitude to our shareholders for consistently dedicating their time and offering insightful contributions. There was support for the Corporation’s strategy and leadership, as well as our executive compensation program. Beyond executive compensation, perspectives on other issues such as succession planning and Board composition were shared with us. I shared key messages from the shareholder engagement initiative with the HRCC and the Board. The HRCC concluded that our executive compensation philosophy is aligned with shareholder views. For more about these meetings, please see ESG Matters — Shareholder Engagement and Outreach above.
Conclusion

Executive compensation is a principal responsibility of the HRCC and the Committee has executed on its mandate with thoughtful resolution. The HRCC remains committed to shareholder engagement. On behalf of the HRCC, I thank you for your commitment to Celestica and I look forward to your participation in the Meeting. I encourage you to read the following Compensation Discussion and Analysis and to exercise your vote on executive pay. Although the say-on-pay resolution is an advisory vote, it provides the HRCC with important feedback on shareholder views towards executive compensation.
Yours sincerely,
Robert A. Cascella
Chair of the HRCC (on behalf of the HRCC)
*This is a non-GAAP financial measure or ratio (based on a non-GAAP financial measure). See About the Information in this Proxy Statement — Note Regarding Non-GAAP Financial Measures for the definition of, and information regarding, this measure, including where to find a reconciliation of this non-GAAP financial measure or the non-GAAP financial measure on which this non-GAAP ratio is based to the most directly-comparable GAAP financial measure. Non-GAAP financial measures and ratios do not have any standardized meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies.
† This is a non-IFRS financial measure or ratio (based on a non-IFRS financial measure). See About the Information in this Proxy Statement — Note
Regarding Non-GAAP Financial Measures for more information about the use of this non-IFRS measure or ratio.

Compensation Committee Report

The HRCC has reviewed and discussed the Compensation Discussion and Analysis with management and based on such review and discussions, the HRCC recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Human Resources and Compensation Committee:
Robert A. Cascella(Chair)
Kulvinder (Kelly) Ahuja
Françoise Colpron
Jill Kale
Amar Maletira
Dr. Luis Müller
Michael Wilson

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis sets out the policies of the Corporation for determining compensation paid to the Corporation’s CEO, its CFO, and the three other most highly compensated executive officers in 2024 (collectively, the “Named Executive Officers” or “NEOs”). The NEOs who are the subject of this Compensation Discussion and Analysis are:

Age: 62
Robert A. Mionis — President and Chief Executive Officer
Mr. Mionis is responsible for Celestica’s overall leadership, strategy and vision. In conjunction with the Board, he develops the Corporation’s overall strategic plan, including the corporate goals and objectives as well as our approach to risk management. He is focused on positioning the Corporation for long-term profitable growth and ensuring the success of Celestica’s customers around the world.
Prior to joining Celestica in 2015, Mr. Mionis was an Operating Partner at Pamplona, a global private equity firm where he supported several companies across a broad range of industries, including the industrial, aerospace, healthcare and automotive industries. Before joining Pamplona, Mr. Mionis served as President and CEO of StandardAero, leading the company through a period of significant revenue and profitability growth. Over the course of his career, he has held a number of operational and service roles at companies in the aerospace, industrial and semiconductor markets, including General Electric, Axcelis Technologies, AlliedSignal and Honeywell. From 2018 to 2021, Mr. Mionis served on the board of Shawcor Ltd. (now known as Mattr Corp.), an energy services company listed on the TSX. Mr. Mionis is a member of the Board of Directors. Since March 1, 2025, Mr. Mionis has served on the Board of Directors of Textron Inc., a NYSE-listed company that operates in aerospace, defense, industrial and financial sectors.
He holds a Bachelor of Science in Electrical Engineering from the University of Massachusetts.

Age: 48
Mandeep Chawla — Chief Financial Officer
Mr. Chawla is responsible for the Corporation’s planning and management of short and long-term financial performance and reporting activities. He assists the CEO in setting the long-term strategic direction and financial goals of the Corporation, and manages overall capital allocation activities in order to maximize shareholder value. He provides oversight on risk management and governance matters, and leads the communication and relationship management activities with key financial stakeholders.
Mr. Chawla joined Celestica in 2010 and held progressively senior roles in the Corporation before assuming the role of CFO in 2017. He began his career at General Electric. Mr. Chawla served on the Board of Directors of Sleep Country Canada Holdings Inc., a TSX-listed mattress and bedding retailer, from 2020 to 2024.
He holds a Master of Finance degree from Queen’s University and a Bachelor of Commerce degree from McMaster University. He is a CPA, CMA.

Age: 51
Jason Phillips — President, Connectivity & Cloud Solutions (“CCS”)
Mr. Phillips was appointed President, CCS, effective January 1, 2019. In this role, he is responsible for strategy and technology development, deployment and execution for Celestica’s enterprise and communications businesses. His responsibilities include the strategic development and execution of our HPS business (which includes firmware/software enablement across all primary IT infrastructure data center technologies, open source software offerings that complement our hardware platforms, and aftermarket services, including IT asset disposition) and HPS network, including our new center of excellence in Richardson, Texas, which expands our HPS footprint and increases our North America manufacturing capacity.
Mr. Phillips has over 25 years of industry experience and joined Celestica in 2008 holding progressively senior roles within the Corporation’s CCS business, most recently as Senior Vice President, Enterprise and Cloud Solutions. Prior to joining Celestica, he held the role of Vice President and General Manager, Personal Communications at Elcoteq, and spent five years at Solectron in senior roles spanning sales, global account management, business unit leadership, and operations.
Mr. Phillips holds a Bachelor of Science in Business Administration from the University of North Carolina, Chapel Hill.

Age: 55
Todd C. Cooper — President, Advanced Technology Solutions (“ATS”)
Commencing in 2022, Mr. Cooper serves as President, ATS. He is responsible for strategy development, deployment and execution of Celestica’s A&D, Capital Equipment, HealthTech and Industrial businesses (including PCI Private Limited (“PCI”)). From 2018 to 2021, he served as Chief Operations Officer and was responsible for driving operational and supply chain excellence, quality and technology innovation throughout the Corporation, as well as for the enablement of processes that drive value creation. As part of his role, he also led the operations, supply chain, quality, global business services and information technology teams.
Mr. Cooper has over 25 years of experience in operations leadership and advisory roles, including considerable experience in developing and implementing operational strategies to drive large-scale improvements for global organizations. Prior to joining Celestica, Mr. Cooper led supply chain, procurement, logistics, and sustainability value creation efforts at KKR, a global investment firm. Prior to that, he was the Vice President of Global Sourcing in Honeywell’s Aerospace Division. He previously held various management roles at Storage Technology Corporation, McKinsey & Company, and served as a Captain in the U.S. Army.
He holds a Bachelor of Science in Engineering from the U.S. Military Academy at West Point, a Master of Science in Mechanical Engineering from the Massachusetts Institute of Technology and an MBA from the MIT Sloan School of Management.

Age: 52
Yann Etienvre — Chief Operations Officer
Mr. Etienvre was appointed Chief Operations Officer, effective January 1, 2022, after serving as an advisor upon joining Celestica in November 2021. He is responsible for driving operational excellence, quality, and technology innovation throughout the Corporation, as well as enabling processes that drive value creation. As part of his role, he leads the technology innovation, supply chain, information technology and operations excellence teams.
Mr. Etienvre joined Celestica from Sensata Technologies, where he served as the Executive Vice President and Chief Supply Chain Officer from 2019 to 2021. In this role, he was responsible for global operations, sourcing, logistics and compliance. He has held various leadership roles within Sensata Technologies, IMI plc, GE Healthcare, Montupet and Renault and has experience with various market segments including automotive, healthcare, electrification, oil and gas, energy and appliances.
He holds a Bachelor of Science in Mechanical Engineering from Institut National des Sciences Appliquées, Lyon and an EMBA from Marquette University.

A description and explanation of the significant elements of compensation awarded to the foregoing NEOs during 2024 is set forth below under 2024 Compensation Decisions.
Compensation Objectives

The Corporation’s executive compensation philosophy is to attract, motivate and retain the leaders who drive the success of the Corporation. In light of this philosophy, we have designed our executive compensation programs and practices to pay-for-performance, adhere to the Corporation’s risk profile, align the interests of executives and shareholders, incentivize executives to work as a team to achieve our strategic objectives, ensure direct accountability for annual and long-term operating results, and to reflect both business strategy and market norms. The HRCC reviews compensation policies and practices regularly, considers related risks, and makes any adjustments it deems necessary to ensure our compensation policies are not reasonably likely to have a material adverse effect on the Corporation.
A substantial portion of the compensation of our executives is linked to the Corporation’s performance. The HRCC establishes total target compensation and certain elements of compensation (base salary, short-term incentives and long-term incentives) for the NEOs with reference to the median compensation of the Comparator Group (defined under Comparator Group below), and other factors including experience, internal pay equity, work location, tenure, and role. Rather than setting pay formulaically to match the median exactly, the Comparator Group is primarily used for setting an anchor point by which to test the reasonableness of compensation. NEOs have the opportunity for higher compensation for performance that exceeds target performance goals, and will receive lower compensation for performance that is below target performance goals.

What We Do		What We Don’t Do
Pay-for-performance	✔	No repricing of options	X
Focus on long-term compensation using a balanced mix of compensation elements	✔	No hedging or pledging by executives of Celestica securities	X
Ensure the mix of executive compensation balances long-term success, annual performance, and adequate fixed compensation	✔	No steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds	X
Consider market norms and competitive pay practices	✔	No multi-year guarantees	X
Mitigate undue risk in compensation programs	✔	No uncapped incentive plans	X
Retain an independent advisor to the HRCC	✔
Stress-test compensation plan designs	✔
Apply stringent share ownership policies and post- employment hold period for the CEO’s shares	✔
Clawback incentive-based compensation under specified circumstances	✔
Maintain equity plans that provide for change of control treatment for outstanding equity based on a “double trigger” requirement	✔
Set minimum corporate profitability requirement for annual incentive payments	✔
Establish caps on PSU payout factors	✔
Provide annual shareholder “say-on-pay” advisory vote	✔
The 2024 compensation package was designed to:
•ensure executives are compensated fairly and in a way that does not result in the Corporation incurring undue risk or encouraging executives to take inappropriate risks;
•provide competitive fixed compensation (i.e., base salary and benefits), as well as a substantial amount of at-risk pay through our annual and equity-based incentive plans;
•reward executives for: achieving short-term operational and financial results through annual cash incentives based on the AOP; achieving long-term operational and financial results as well as superior share price performance relative to a group of technology hardware and equipment companies (through PSUs); and sustained, long-term leadership (through RSUs);
•align the interests of executives and shareholders through long-term equity-based compensation;
•recognize tenure and utilize a multi-year approach for setting and transitioning target compensation for executives who are new in their role;
•reflect internal equity, recognize fair and appropriate compensation levels relative to differing roles and responsibilities, and encourage executives to work as a team to achieve corporate results; and

•ensure direct accountability for the annual operating results and the long-term financial performance of the Corporation.

Independent Advice
The HRCC, which has the sole authority to retain and terminate an executive compensation consultant to the HRCC, has engaged the Compensation Consultant since 2006 as its independent compensation consultant to assist in identifying appropriate comparator companies against which to evaluate the Corporation’s compensation levels, to provide data about those companies, and to provide observations and advice with respect to the Corporation’s compensation practices versus those of chosen comparator companies and the market in general.
The Compensation Consultant also provides advice (upon request) to the HRCC on the policy recommendations prepared by management and keeps the HRCC apprised of market trends in executive compensation. The Compensation Consultant attended portions of all HRCC meetings held in 2024, in person, by telephone or virtually, as requested by the Chair of the HRCC. At each of its meetings, the HRCC held an in camera session with the Compensation Consultant without any member of management being present. Decisions made by the HRCC, however, are the responsibility of the HRCC and may reflect factors and considerations supplementary to the information and advice provided by the Compensation Consultant.
Each year, the HRCC reviews the scope of activities of the Compensation Consultant and, if it deems appropriate, approves the corresponding budget. During such review, the HRCC also considers the independence factors required to be considered by the NYSE prior to the selection or receipt of advice from a compensation consultant. After consideration of such independence factors and prior to engaging the Compensation Consultant in 2024, the HRCC determined that the Compensation Consultant was independent and its work did not raise any conflicts of interest. The Compensation Consultant meets with the Chair of the HRCC and management at least annually to identify any initiatives requiring external support and agenda items for each HRCC meeting throughout the year. The Compensation Consultant reports directly to the Chair of the HRCC and is not engaged by management. The Compensation Consultant may, with the approval of the HRCC, assist management in reviewing and, where appropriate, developing and recommending compensation programs to align the Corporation’s practices with competitive practices. Any such service in excess of $25,000 provided by the Compensation Consultant relating to executive compensation must be pre-approved by the Chair of the HRCC. In addition, any non-executive compensation consulting service in excess of $25,000 must be submitted by management to the HRCC for pre-approval, and any services that will cause total non-executive compensation consulting fees to exceed $25,000 in aggregate in a calendar year must also be pre-approved by the HRCC.
The following table sets out the fees paid by the Corporation to the Compensation Consultant in each of the past two years:
Fees of the Compensation Consultant

	Year Ended December 31
	2024	2023
Executive Compensation-Related Fees(1)	C$355,950	C$306,875
All Other Fees(2)	C$64,459	C$-
(1)Services for 2024 and 2023 included support on executive compensation matters that are part of the HRCC’s annual agenda (e.g., executive compensation competitive market analysis, review of trends in executive compensation, peer group review, pay-for- performance analysis and assistance with executive compensation-related disclosure, annual valuation of PSUs for accounting purposes, attendance at all HRCC meetings, and support with ad hoc executive compensation issues that arose throughout the year). Services for 2024 also included delivery of the annual director evaluation and services provided in connection with the requirements applicable to domestic U.S. issuers. Services for 2023 also included a review of director compensation, including a competitive market analysis.
(2)Services for 2024 included support on non-executive compensation matters, including one-time incentive plan design and competitive survey data.

Compensation Process
Executive compensation is determined as part of an annual process followed by the HRCC, supported by the Compensation Consultant. The HRCC reviews and approves compensation for the CEO and the other NEOs, including base salaries, target annual incentive awards under the CTI and equity-based incentive grants. The HRCC evaluates the performance of the CEO relative to financial and business goals and objectives approved by the Board from time to time for such purpose. The HRCC reviews data for the Comparator Group and other competitive market data, and consults with the Compensation Consultant before exercising its independent judgment to determine appropriate compensation levels. The CEO reviews the performance evaluations of the other NEOs with the HRCC and provides compensation recommendations. The HRCC considers these recommendations, reviews market compensation information, consults with the Compensation Consultant, and then exercises its independent judgment to determine if any adjustments are required prior to approval of the compensation of such other NEOs. The CEO and the other NEOs are not present at the HRCC meetings when their respective compensation is discussed.
The HRCC generally meets in accordance with the timeline outlined below:

January
•Determine achievement of the CPF and the individual performance factors for CTI payments for the previous year
•Determine achievement of performance for the PSUs that are settled in the current year based on performance as of the end of the applicable performance period
•Approve corporate performance objectives for the CTI for the current year
•Approve performance goals for PSUs granted in the current year
•Review individual target compensation levels and approve base salary, target under the CTI and long-term incentives for the current year
•Conduct risk assessment of compensation programs
•Review scope of activity of Compensation Consultant and approve fees for the current year
•Review the corporate goals and objectives relevant to CEO compensation and evaluate CEO performance in light of the financial and business goals and objectives approved by the Board for the previous year
•Review and approve total compensation package for CEO for the current year, including stress-test of performance-based compensation
•Review Compensation Consultant independence

February	•Review and approve disclosure relating to executive compensation
April	•Assess performance of Compensation Consultant •Human capital management update (talent management and employee engagement)
July
•Review talent management strategy and succession plans
•Review and approve Comparator Group for the following year (based on the recommendation of the Compensation Consultant)
•Director compensation review
•Pension plan review
•Policy review
•Executive Share Ownership Guideline review
•Review trends and “hot topics” in compensation governance
•Pay-for-performance alignment review
•Review and consider shareholder feedback from say-on-pay vote

October	•Review market benchmark reports for the CEO and other NEOs •Review and evaluate interim performance relative to corporate goals and objectives for the current year
December
•Review and evaluate updated interim performance relative to corporate goals and objectives for the current year
•Review preliminary compensation recommendations and performance objectives for the following year, including base salary recommendations and the value and mix of equity-based incentives (NEO compensation recommendations are developed by the CEO. The CEO’s compensation recommendations are determined by the HRCC in consultation with the Compensation Consultant and the CHRO). By reviewing the compensation proposals in advance, the HRCC is afforded sufficient time to discuss and provide input regarding proposed compensation changes prior to the January meeting at which time the HRCC approves the compensation proposals, revised as they deem appropriate, based on input provided at the December meeting.
•Preliminary evaluation of individual performance relative to objectives

HRCC Discretion
The HRCC may exercise its discretion to either award compensation absent attainment of a relevant performance goal or similar condition, or to reduce or increase the size of any award or payout to any NEO. The HRCC did not exercise such discretion for any NEO compensation in 2024.
Compensation Risk Assessment and Governance Analysis
The HRCC, in performing its duties and exercising its powers under its mandate, considers the implications of the risks associated with the Corporation’s compensation policies and practices. This includes: identifying any such policies or practices that encourage executive officers to take inappropriate or excessive risks; identifying risks arising from such policies and practices that are reasonably likely to have a material adverse effect on the Corporation; and considering the risk implications of the Corporation’s compensation policies and practices and any proposed changes to them.
The Corporation’s compensation programs are designed with a balanced approach aligned with its business strategy and risk profile. A number of compensation practices have been implemented to mitigate potential compensation policy risk. It is the HRCC’s view that the Corporation’s 2024 compensation policies and practices did not promote excessive risk-taking that would be reasonably likely to have a material adverse effect on the Corporation, and that appropriate risk mitigation features are in place within the Corporation’s compensation program. In reaching its opinion, the HRCC reviewed key risk-

mitigating features in the Corporation’s compensation governance processes and compensation structure including the following:

Governance
Corporate Strategy Alignment	•Our executive compensation program is designed to link executive compensation outcomes with the execution of business strategy and align with shareholder interests.
Compensation Decision-Making Process	•We have formalized compensation objectives to help guide compensation decisions and incentive design and to effectively support our pay-for-performance policy (see Compensation Objectives).
Shareholder Engagement	•We have a shareholder outreach program through which we solicit feedback on our corporate governance, executive compensation program, and other matters.
Annual Review of Incentive Programs
•Each year, we review and set performance measures and targets for the CTI and for PSU grants under our long-term incentive plans that are aligned with our business plan and our risk profile to ensure continued relevance and applicability.
•When new compensation programs are considered, they are stress-tested to ensure potential payouts would be reasonable within the context of the full range of performance outcomes. CEO compensation is stress-tested annually in addition to any stress-tests for new compensation programs.

External Independent Compensation Advisor
•On an ongoing basis, the HRCC retains the services of an independent compensation advisor to provide an external perspective as to marketplace changes and best practices related to compensation design, governance and compensation risk management.

Overlapping Committee Membership	•All of our independent directors sit on the HRCC to provide continuity and to facilitate coordination between the HRCC’s and the Board’s respective oversight responsibilities.

Compensation Program Design
Review of Incentive Programs
•At appropriate intervals, we conduct a review of our compensation strategy, including pay philosophy and program design, in light of business requirements, shareholder views, market practice and governance considerations.

Fixed versus Variable Compensation
•For the NEOs, a significant portion of target total direct compensation is delivered through variable compensation (CTI and long-term, equity- based incentive plans).
•The majority of the value of target variable compensation is delivered through grants under long-term, equity-based incentive plans which are subject to time and/or performance vesting requirements.
•The mix of variable compensation provides a strong pay-for-performance relationship.
•The NEO compensation package provides a competitive base level of compensation through salary, and mitigates the risk of encouraging the achievement of short-term goals at the expense of creating and sustaining long-term shareholder value, as NEOs benefit if shareholder value increases over the long-term.

“One-company” Annual Incentive Plan
•Celestica’s “one-company” annual incentive plan (the CTI) helps to mitigate risk-taking by tempering the results of any one business unit on Celestica’s overall corporate performance, and aligning executives and employees in the various business units and regions with corporate goals.

Balance of Financial Performance Metrics as well as Absolute and Relative Performance Metrics
•The CTI ensures a balanced assessment of performance with ultimate payout tied to measurable corporate financial metrics.
•Individual performance is assessed based on business results, teamwork and key accomplishments, and market performance is captured through RSUs as well as PSUs (which vest based on performance relative to both absolute and relative financial targets).

Minimum Performance Requirements and Maximum Payout Caps
•A corporate profitability requirement must be met for any payout to occur under the CTI.
•Additionally, target performance on a second CTI performance measure must be achieved for payment above target on the CTI’s revenue performance measure.
•Each of the CTI payouts and PSU vesting have a maximum payout of two times target.

Share Ownership Requirement
•Our Executive Share Ownership Guidelines require executives to hold a significant amount of our securities to help align their interests with those of shareholders’ and our long-term performance.
•This practice also mitigates against executives taking inappropriate or excessive risks to improve short-term performance at the expense of longer-term objectives.
•In the event of the cessation of Mr. Mionis’ employment with us for any reason, he will be required to retain the share ownership level set out in the Executive Share Ownership Guidelines on his termination date for the 12 month period immediately following his termination date.

Anti-hedging and Anti-pledging Policy
•Executives and directors are prohibited from: entering into speculative transactions and transactions designed to hedge or offset a decrease in the market value of our securities; purchasing our securities on margin; borrowing against our securities held in a margin account; and pledging our securities as collateral for a loan.

Clawback and Recoupment Policies
•We have adopted a Clawback Policy consistent with SEC rules and NYSE listing standards, providing for the recoupment of specified excess incentive compensation received by covered executives during specified periods in the event of certain accounting restatements.
•Additionally, incentive compensation is subject to clawback if a specified employee has committed a material breach of certain post-employment provisions. See Clawback and Recoupment Policies below.
•Celestica is also subject to the clawback provisions of the Sarbanes-Oxley Act of 2002.

“Double Trigger”	•The LTIP and Celestica Share Unit Plan (the “CSUP”) provide for change-of-control treatment for outstanding equity based on a “double trigger” requirement.
Severance Protection	•NEOs’ entitlements on termination without cause are in part contingent on complying with applicable confidentiality, non-solicitation and non-competition obligations.
Pay-For-Performance Analysis	•We conduct periodic scenario-testing of the executive compensation programs, including a pay-for-performance analysis.

Comparator Group
Global Presence
While the Corporation is incorporated and headquartered in Canada, we have a global business strategy and we compete for executive talent worldwide. We operate a network of sites and centers of excellence strategically located in North America, Europe and Asia, with specialized end-to-end supply chain capabilities tailored to meet specific market and customer product lifecycle requirements.
The EMS industry is highly competitive, and certain of our businesses are extensively technical and highly specialized requiring a highly skilled leadership team.
2024 Comparator Group
Our approach to executive pay benchmarking reflects our strategic direction, the evolution of our business model, and external market conditions. It is important for the comparator group that is used to benchmark compensation (the “Comparator Group”) to reflect the global scale of executive talent required to drive our strategic vision, our market for executive talent, our financial characteristics and our highly specialized and diversified operations.
A majority of our current executive officers were not recruited from the Canadian market. Our three most recent CEOs (including Mr. Mionis) and three of the four other NEOs have come from the U.S. We have no EMS competitors in Canada, and non-EMS companies of similar size that are based exclusively within Canada do not provide the desired EMS business and operational knowledge required for the complexity of our business.
As part of the annual executive compensation process, the HRCC reviewed the Comparator Group in July 2024 with respect to 2024 executive compensation. The composition of the Comparator Group was reviewed to ensure it properly reflected our market for executive talent in light of the evolution of our business into a growth phase. Further emphasis was placed on expanding the Comparator Group to include additional EMS peers. The Compensation Consultant prepared an in-depth review of potential changes to the Comparator Group, which was presented to the HRCC, with updates to the size/financial criteria and the addition of EMS factors as follows:

Size/Financial Measures
•Since revenue is the financial measure that is most strongly correlated with executive pay:
•Companies with revenue generally in the range of 50% to 200% of the Corporation’s revenue were considered
•Celestica’s revenue was above the median of the Comparator Group
•Other financial measures were reviewed in addition to revenue, such as market capitalization, earnings before interest and taxes (EBIT) margin and other financial indicators which align with our strategic direction
•These financial attributes ensure the alignment of executive pay with that of companies with similar financial characteristics as well as affordability of incentive plans
•Celestica’s improved performance and relative positioning

Operations	•Companies with similar scope, complexity and global operations •Consideration was given to Celestica’s U.S.-based market for executive talent
Industry	•Similarly sized industry comparables were further refined based on other financial indicators •Technology companies associated with the EMS industry
Peers of peers	•Analysis of the comparator groups of certain peer companies within the EMS industry
Input from management	•Perspectives of management regarding which organizations were most relevant from a business operations and talent competitor perspective
EMS	•Analysis of the compensation levels, policies and practices of the EMS sector in order to better align with the Corporation’s competitors
Based on these criteria, the Compensation Consultant recommended and the HRCC approved the following Comparator Group, which is comprised of U.S.-based technology companies and EMS peers, to be used in the determination of 2024 executive compensation:
2024 Comparator Group

Benchmark Electronics Inc.	NetApp, Inc.
Ciena Corp.	Plexus Corp.
CommScope Holding Company, Inc.	Sanmina Corporation
Curtiss-Wright Corporation	Scansource Inc.
Fabrinet	Seagate Technology PLC
Flex Ltd.	Trimble Inc.
Jabil Inc.	TTM Tech
Juniper Networks, Inc.	Xerox Holdings Corporation
NCR Voyix Corporation

Additionally, broader market compensation survey data for other similarly-sized organizations as well as U.S. technology companies and Canadian general industry companies with global operations provided by the Compensation Consultant was analyzed in accordance with a process approved by the HRCC. The HRCC also considered proxy disclosure for companies in the Comparator Group, as well as survey data, among other factors, in making compensation decisions for the CEO and the other NEOs.
Compensation Elements for the Named Executive Officers

Our executive compensation program is comprised of the following elements:

Elements	Rationale
Base Salary	Provides a fixed level of compensation intended to reflect the scope of an executive’s responsibilities and level of experience and to reward sustained performance over time, as well as to approximate competitive base salary levels

Annual Cash Incentives	Aligns executive performance with the Corporation’s annual goals and objectives
Equity-Based Incentives
•RSUs	Provides a strong incentive for long-term executive retention
•PSUs	Aligns executives’ interests with shareholder interests and provides incentives for long-term performance
Benefits	Designed to help ensure the health and wellness of executives
Pension	Designed to assist executives in saving for their retirement
Perquisites	Perquisites are provided to executives on a case-by-case basis as considered appropriate and in the interests of the Corporation

Compensation Element Mix
In order to ensure that our executive compensation program is market competitive, we periodically review the program design and annually review pay levels of companies in the Comparator Group and other competitive market data. We assess total target direct compensation (base salary, annual cash incentive and equity grants) as well as specific elements of compensation when reviewing market information relative to our executive compensation program. The HRCC uses the median of the Comparator Group as a guideline when determining total target direct compensation, but is not bound to any target percentile for any specific element of compensation. In addition to competitive market data, we also consider executive compensation in the context of an executive’s level of responsibility, experience, performance relative to their internal peers and succession planning. In determining appropriate positioning relative to the Comparator Group and internal peers, we utilize a multi-year approach for setting and transitioning target compensation for executives who are new in their role.
The at-risk portion of total compensation varies by role and executive level, but has the highest weighting at the most senior levels of management. CTI awards and certain equity-based incentive plan awards are contingent upon the Corporation’s financial and operational performance and are therefore at-risk. By making a significant portion of total target direct compensation variable, the Corporation intends to continue to align NEO compensation with shareholder interests.

At-Risk Compensation
The vast majority of compensation paid to the NEOs is in the form of compensation that is variable and at-risk based on performance. A significant component of our executive at-risk pay is equity-based incentives, whose value is linked directly to the value of our Common Shares, ensuring alignment with the interests of shareholders. Further, CTI awards are contingent upon the Corporation’s financial and operational performance and are therefore also at-risk.

Base Salary
The objective of base salary is to attract, reward and retain top talent. Base salaries for executive positions are determined with consideration given to the market median of the Comparator Group. Base salaries are reviewed annually and adjusted if appropriate, to reflect individual performance, relevant knowledge, experience and the executive’s level of responsibility within the Corporation.

Celestica Team Incentive Plan
The CTI is a broad-based annual incentive program for all eligible employees, including the NEOs. The objective of the CTI is to motivate employees to achieve our short-term corporate goals, and to reward them accordingly. The payout amount for each participant in the CTI is based on actual achievement levels with respect to: (i) a CPF, which is based on the achievement of specified corporate goals; and (ii) an individual performance factor (“IPF”), which is based on achievement of individual performance goals. Payouts can vary from 0% to 200% of the Target Award (as defined below) depending on performance.
Payments under the CTI are made in cash and are determined in accordance with the following formula:

CPF	IPF	Target Incentive	Base Salary	=	CTI Payment

Target Award

CPF
At the beginning of the performance period, management sets certain corporate financial targets in alignment with the Board-approved AOP. The HRCC approves such targets once finalized, and the Corporation’s results relative to the approved targets are measured to determine the CPF at the end of the performance period.
The CPF can vary from 0% to 200%, depending on the level of achievement of the corporate financial targets, subject to two parameters which for 2024 were (the “CTI Parameters”):
(1)a separate minimum corporate profitability requirement must be achieved for the CPF to exceed zero; and
(2)target non-IFRS operating margin must be achieved for the revenue component of the CPF to pay above target.
The CTI Parameters are set in addition to the achievement of CPF corporate financial targets in order to ensure challenging goals are reflective of our current business environment and that CTI aligns with our pay-for-performance philosophy.
The CPF must be greater than zero for an executive to receive any CTI payment.

IPF
Individual contribution is recognized through the IPF component of the CTI. At the beginning of the performance period, eligible employees, including the NEOs, set individual specific goals and objectives to be achieved during the year which include both quantitative and qualitative objectives. NEOs also review their goals and objectives with the CEO in order to align the goals and objectives of the executive leadership team, and once finalized are approved by the CEO. The goals and criteria include, for example, individual performance relative to segment or company business results, ESG metrics, teamwork, leadership, execution of responsibilities and key accomplishments.
At the end of the year, an NEO’s IPF is determined through the annual performance review process which is based on an evaluation of the NEO’s performance measured against the NEO’s specific goals and criteria and is approved by the HRCC as recommended by the CEO. The CEO’s IPF is determined by the HRCC based on the Board’s assessment of the CEO’s performance measured against the CEO’s specific goals.
The IPF can increase an NEO’s CTI award by a factor of up to 1.5x, subject to an overall CTI award cap of two times the Target Award, or reduce an NEO’s CTI award to zero depending on individual performance. An IPF of less than 1.0 will result in a reduction of the CTI award payment otherwise payable, and an IPF of zero will result in no CTI Payment.

Target Incentive	The Target Incentive is a percentage of a NEO’s base salary (ranging from 60 - 100%) and is determined based on competitive market data.
Target Award	The Target Award is a NEO’s Target Incentive multiplied by their base salary.
Maximum Award	Although the combination of a CPF of 200% and an IPF of 1.5x may mathematically result in an amount in excess of two times the Target Award, all CTI awards are capped at two times the Target Award.

Equity-Based Incentives
The Corporation’s equity-based incentives for the NEOs consist of RSUs, PSUs and/or stock options. The objectives of equity-based compensation are to:
•align the NEOs’ interests with those of shareholders and incentivize appropriate behaviour for long-term performance;
•reward the NEOs’ contributions to the Corporation’s long-term success; and
•enable the Corporation to attract, motivate and retain qualified and experienced employees.
At the January meeting, the HRCC determines the dollar value and mix of the equity-based grants to be awarded to the NEOs, if any. On the grant date, the dollar value is converted into the number of units that will be granted using the closing price of the Common Shares on the trading day prior to the grant date. The annual grants are made following the blackout period that ends not less than 48 hours after the Corporation’s year-end results have been released. The mix of equity-based incentives is reviewed and approved by the HRCC each year, and is based on factors including competitive grant practices, balance between performance incentive and retention value, and the effectiveness of each equity vehicle for motivating and retaining critical leaders.
Target equity-based incentives are determined using a variety of factors, including the median awards of the Comparator Group, as well as individual performance, experience and anticipated contribution to the Corporation’s strategy. In establishing the grant value of the annual equity awards for each of the NEOs, we start by assessing the median total target direct compensation of the equivalent position at companies in the Comparator Group. This data is then compared over a number of years for additional context and market trends. The HRCC also considers individual performance, the need to retain experienced and talented leaders to execute the Corporation’s business strategies and the executive’s potential to contribute to long-term shareholder value. Also considered are the executive’s role and responsibilities, internal equity and the level of previous long-term incentive awards. Once all of these factors are taken into consideration, the grant value of the annual equity-based awards for the NEOs is set.
In addition to the annual equity grants, management may award equity-based incentives in order to attract new executive hires and to retain current executives in special circumstances. Such grants are reviewed in advance with the Chairs of the Board and HRCC, and are subject to ratification by the HRCC. No such grants were made to NEOs in 2024.

RSUs
NEOs may be granted RSUs under either the LTIP or the CSUP as part of the Corporation’s annual equity grant. Such awards may be subject to vesting requirements, including time-based or other conditions as may be determined by the HRCC in its discretion. RSUs granted by the Corporation generally vest in instalments of one-third per year, over three years, based on continued employment with the Corporation. The payout value of the award is based on the number of RSUs being released and the market price of the Common Shares at the time of release. The Corporation has the right under the CSUP to settle RSUs in either cash or Common Shares (and intends to settle in Common Shares). Under the LTIP, the Corporation may, at the time of grant, authorize grantees to settle vested RSUs either in cash or in Common Shares (on a one-for-one basis). Absent such permitted election, we intend to settle vested grants under the LTIP in Common Shares.

PSUs
NEOs may be granted PSUs under the LTIP or the CSUP as part of the Corporation’s annual equity grant. The vesting of such awards requires the achievement of specified performance-based conditions over a specified time period, as determined by the HRCC in its discretion. PSUs granted by the Corporation generally vest at the end of a three-year performance period subject to pre-determined performance criteria. The payout value of the award is based on the number of PSUs that vest (which ranges from 0% to 200% of the target amount granted) and the market price of the Common Shares at the time of release. The Corporation has the right under the CSUP to settle vested PSUs in either cash or Common Shares (on a one-for-one-basis), and intends to settle in Common Shares. Under the LTIP, the Corporation may, at the time of grant, authorize grantees to settle PSUs either in cash or in Common Shares. Absent such permitted election, we intend to settle grants under the LTIP in Common Shares.

Stock Options
NEOs may be granted stock options under the LTIP (no stock options have been granted to the NEOs after 2015). The exercise price of a stock option is the closing market price on the business day prior to the date of the grant. Stock options granted by the Corporation generally vest at a rate of 25% annually on each of the first four anniversaries of the date of grant and expire after a ten-year term. The LTIP is not an evergreen plan and no stock options have been re-priced.

Other Compensation

Benefits
NEOs participate in the Corporation’s health, dental, pension, life insurance and long-term disability programs. Benefit programs are determined with consideration given to market median levels in the local geographic region. For a description of the Corporation’s tax-qualified and non-qualified defined contribution plans, see description to the compensation tables below.

Perquisites
Perquisites are provided to executives on a case-by-case basis as considered appropriate in the interests of the Corporation. NEOs are entitled to an annual comprehensive medical examination at a private health clinic. Where applicable, tax equalization is provided to all NEOs as an integral part of the Corporation’s Short-Term Business Travel Program and is designed to maintain an individual’s tax burden at approximately the same level it would have otherwise been had they remained in their home country. Due largely to variables such as timing and tax rate differences between countries, tax equalization amounts may vary from year to year. While the Corporation is incorporated and headquartered in Canada, our business is global and we compete for executive talent worldwide. In addition, our executives are often required to travel extensively. As a result, we believe it is appropriate to make tax equalization payments in order to attract and retain non- Canadian executive officers with specific capabilities as well as to ensure that our executives do not incur any additional tax burden as a result of the business travel necessitated by the global nature of our business. Our U.S.-based NEOs have shared access to housing in Canada that the Corporation provides.
Employment Agreements and Offer Letters

CEO
Pursuant to the employment agreement entered into with Mr. Mionis dated August 1, 2015, as amended on each of August 1, 2016 and July 25, 2024 (the “CEO Employment Agreement”), he is eligible to: (i) participate in the CTI; (ii) receive annual equity grants under the Corporation’s equity compensation plans; and (iii) participate in applicable defined contribution plans, in each case as approved by the Board. The CEO Employment Agreement has no specific term. Severance to which Mr. Mionis is entitled in the event of specified termination events, including the treatment of outstanding equity awards, is described in Termination of Employment and Change in Control Arrangements with Named Executive Officers. Information with respect to the CTI payments made to Mr. Mionis for 2024 is described in 2024 Compensation Decisions — Annual Incentive Award (CTI). The vesting conditions applicable to the RSUs and PSUs granted to Mr. Mionis in 2024 are described in 2024 Compensation Decisions — NEO Equity Awards and Mix.

Other NEOs
Pursuant to offer letters entered into with each of Messrs. Chawla, Phillips, Cooper and Etienvre, each of these NEOs is eligible to: (i) participate in the CTI; (ii) receive annual equity grants under the Corporation’s equity compensation plans; and (iii) participate in applicable defined contribution plans, in each case as approved by the Board. The offer letters have no specific term. Severance to which each of these NEOs is entitled in the event of specified termination events, including the treatment of outstanding equity awards, is described in Termination of Employment and Change in Control Arrangements with Named Executive Officers. Information with respect to the CTI payments made to each of these NEOs for 2024 is described in 2024 Compensation Decisions — Annual Incentive Award (CTI). The vesting conditions applicable to the RSUs and PSUs granted to these NEOs in 2024 are described in 2024 Compensation Decisions — NEO Equity Awards and Mix.

Insider Trading Policy

The Corporation has adopted an Insider Trading Policy (“Insider Trading Policy”), which places restrictions on the purchase, sale and/or other dispositions of our securities by directors, officers (including the NEOs) and employees, that are reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and the NYSE listing standards.
Our Insider Trading Policy is attached as Exhibit 19.1 to our 2024 Form 10-K.
Anti-Hedging and Anti-Pledging Policy

Our Insider Trading Policy prohibits directors, officers (including the NEOs) and employees from, among other things, entering into speculative transactions and transactions designed to hedge or offset a decrease in the market value of our securities. Accordingly, directors, officers (including the NEOs) and employees may not sell short the Corporation’s securities, buy or sell put or call options on the Corporation’s securities, or purchase financial instruments (including prepaid variable contracts, equity swaps, collars or units of exchange funds) which are designed to hedge or offset a decrease in the market value of the Corporation’s securities.
Directors, officers (including the NEOs) and employees are also prohibited from purchasing the Corporation’s securities on margin, borrowing against the Corporation’s securities held in a margin account, or pledging the Corporation’s securities as collateral for a loan.
Clawback and Recoupment Policies

The Corporation has adopted a Clawback Policy (“Clawback Policy”), which provides for recoupment of “excess incentive compensation” received by “covered executives” on or after October 2, 2023 with respect to specified periods, in the event of an “accounting restatement” (each as defined in the Clawback Policy, which is included as an exhibit to our 2024 Form 10-K). The Clawback Policy complies with, and will be interpreted and administered in a manner consistent with, all applicable laws and regulations, including without limitation Rule 10D-1 promulgated under the Exchange Act, and Section 303A.14 of the Listed Company Manual of the NYSE.
Additionally, the Corporation maintains an Incentive Compensation Recoupment Policy (“Recoupment Policy”) which provides for the recoupment of “incentive compensation” in the event of a material breach of certain post-employment provisions by specified employees. The clawbacks include (i) disgorgement or reimbursement of all or any portion of any cash incentive compensation paid, awarded or granted to such employee; and/or (ii) with respect to equity-based incentive compensation that has not been forfeited as a result of the termination or resignation, reduction of the number or value of, or cancellation and termination, of all or any portion of any incentive compensation that was awarded or granted to the employee or vested, in each case in the two-year period prior to the date of breach and/or, as well as reimbursement of any proceeds realized from the sale of any such award or grant, in each case in the two year period prior to the date of breach. For the purposes of the Recoupment Policy, incentive compensation means, without limitation, short-term cash incentives, equity-based awards and grants, and any other cash compensation or special payments.
Celestica is also subject to Section 304 of the Sarbanes-Oxley Act of 2002 (“SOX Clawback”). To the extent that application of the Recoupment Policy would result in duplicative recovery of incentive compensation from a designated employee under the SOX Clawback and/or the Clawback Policy, recoveries under either the SOX Clawback or the Clawback Policy shall be credited against amounts or other recoupment determined to be recoverable from such employee with respect to the same incentive compensation.
In addition, under the terms of all equity grants made to employees (including the NEOs) under the LTIP and the CSUP, an amount equal to the market value of the shares (or in the case of options, the intrinsic value realized by the employee) at the time of release, net of taxes, is required to be repaid to the Corporation if, within 12 months of the release date, there was a breach of certain post-employment provisions (non-competition, non-solicitation or disclosure of confidential information).
Executives who are terminated for cause also forfeit all unvested RSUs, PSUs and stock options as well as all vested and unexercised stock options.

Executive Share Ownership

The Corporation has executive share ownership guidelines (the “Executive Share Ownership Guidelines”) which require specified executives to hold a multiple of their base salary in specified securities of the Corporation as shown in the following table. In assessing compliance with the Executive Share Ownership Guidelines, Celestica will include the following: (i) Common Shares beneficially owned by the executive; (ii) all unvested RSUs; and (iii) PSUs expected to vest in the first quarter following the December 31 assessment. Executives subject to the Executive Share Ownership Guidelines are expected to achieve the specified ownership within a period of five years following the later of: (i) the date of hire, or (ii) the date of promotion to a level subject to the ownership guidelines. Compliance is reviewed annually as of December 31 of each year.
The table below sets forth the compliance status of the applicable NEOs with the Executive Share Ownership Guidelines as of December 31, 2024:
Executive Share Ownership Guidelines

Name	Executive Share Ownership Guidelines	Share and Share Unit Ownership (Value)(1)	Share and Share Unit Ownership (Multiple of Salary)
Robert A. Mionis(2)	$5,750,000 (5 × salary)	$138,437,263	120.4x
Mandeep Chawla	$1,800,000 (3 × salary)	$23,159,547	38.6x
Jason Phillips	$1,650,000 (3 × salary)	$20,742,302	37.7x
Todd C. Cooper	$1,530,000 (3 × salary)	$36,439,948	71.5x
Yann Etienvre	$1,530,000 (3 × salary)	$19,409,398	38.1x
(1)In accordance with the Executive Share Ownership Guidelines, includes (i) Common Shares beneficially owned as of December 31, 2024, (ii) all unvested RSUs held as of December 31, 2024, and (iii) PSUs that settled on February 1, 2025 at 200% of target, which, on December 31, 2024, was the Corporation’s anticipated payout and at vesting was the actual payout; the value of which was determined using a share price of $92.30, being the closing price of Common Shares on the NYSE on December 31, 2024.
(2)For additional details regarding Mr. Mionis’ share and share unit ownership, see his biography under Election of Directors — Nominees for Election as Director — Robert A. Mionis.
The CEO Employment Agreement provides that, in the event of the cessation of Mr. Mionis’ employment with the Corporation for any reason, he will be required to retain the share ownership level set out in the Executive Share Ownership Guidelines on his termination date for the 12-month period immediately following his termination date.

2024 Compensation Decisions

Base Salary
The following table sets forth the annual base salary for the NEOs for the years ended December 31, 2022 through December 31, 2024:
NEO Base Salary Changes

NEO	Year	Salary ($)(1)	% Increase
Robert A. Mionis President and Chief Executive Officer	2024	$1,150,000	15%
	2023	$1,000,000	5%
	2022	$950,000	—
Mandeep Chawla Chief Financial Officer	2024	$600,000	—
	2023	$600,000	9%
	2022	$550,000	—
Jason Phillips President, CCS	2024	$550,000	8%
	2023	$510,000	5%
	2022	$485,000	—
Todd C. Cooper President, ATS	2024	$510,000	5%
	2023	$485,000	—
	2022	$485,000	—
Yann Etienvre Chief Operations Officer	2024	$510,000	5%
	2023	$485,000	—
	2022	$485,000	—
(1)Annual base salary changes take effect on April 1st of the respective calendar year.
During 2024, the HRCC reviewed the base salaries for the NEOs. In order to more appropriately align certain NEO base salaries with the median base salaries of executives with similar roles within the Comparator Group, and to reward sustained performance of these executives over time, the HRCC approved increases in base salary effective April 1, 2024 as follows: (i) Mr. Mionis’ base salary was increased from $1,000,000 to $1,150,000; (ii) Mr. Phillip’s base salary was increased from $510,000 to $550,000; (iii) Mr. Cooper’s base salary was increased from $485,000 to $510,000; and (iv) Mr. Etienvre’s base salary was increased from $485,000 to $510,000.

Annual Incentive Award (CTI)

2024 Company Performance Factor
The CPF component of the CTI for 2024 was based on the achievement of specified corporate financial targets (“2024 Targets”) for the following financial measures: IFRS revenue (40%); non-IFRS operating margin (40%); and non-IFRS adjusted free cash flow (20%) (“2024 Measures”), which align with the Corporation’s key objectives of driving profitable growth on both a “top line” and “bottom line” basis. The same measures and associated weight were used in 2023. The 2024 Measures were established prior to the Corporation’s transition from IFRS to GAAP reporting. The achievement of the 2024 Measures was determined in accordance with IFRS and these non-IFRS measures. As a result, we have decided to show the metrics related to these performance measures based on the initially established IFRS-related reporting measures in order to provide an accurate description of the CPF component of the CTI. Converting the measures from IFRS to GAAP would not have had an impact on the overall performance achievement.
The CTI Parameters ensure that no minimum CTI payments are guaranteed. Under the first CTI Parameter, a minimum corporate profitability requirement must be achieved in order for any CTI award to be payable. Under the second CTI Parameter, a cap applies such that, in order for the revenue component of the CPF to pay above target (regardless of the actual achievement level), target non-IFRS operating margin must be achieved, which it was. Both CTI Parameters were met in 2024. In addition, CTI payments are capped at two times the Target Award.

The percentage achievement for each of the 2024 Targets was determined by interpolating between the factor that corresponds to threshold, target and maximum, as applicable. Each achievement factor was then multiplied by its weight in order to determine the weighted achievement. For 2024, maximum performance for each of the 2024 Measures was achieved. After considering the Corporation’s strategic objectives, market conditions and risk management framework, the HRCC approved a CPF of 185% using the results in the following table:
Company Performance Factor

2024 Measures(1)	Weight	Threshold	Target	Maximum	Achieved Results	CPF
IFRS Revenue	40%	$7,820M	$8,500M	$9,180M	$9,646M	185%
Non-IFRS operating margin	40%	4.85%	5.60%	6.35%	6.5%
Non-IFRS adjusted free cash flow	20%	$150M	$200M	$250M	$296M
(1)The 2024 Measures were established prior to the Corporation’s transition from IFRS to GAAP reporting. The achievement of the 2024 Measures was determined in accordance with IFRS reporting. The conversion from IFRS to GAAP did not have a material impact on our overall financial results and would not have impacted the overall performance achievement. For comparison purposes, under GAAP these performance measures for 2024 were: revenue $9.65 billion, adjusted operating margin 6.5% and non-GAAP free cash flow $306 million.

2024 Individual Performance Factor
The IPF can increase an executive’s CTI award by a factor of up to 1.5x or reduce the CTI award to zero depending on individual performance (an IPF of less than 1.0 will result in a reduction of the CTI award otherwise payable). Notwithstanding the foregoing, CTI payments are subject to an overall maximum cap of 200% of the Target Award. The IPF is determined through the annual performance review process.
At the beginning of each year, the HRCC and the CEO agree on performance goals for the CEO that are then approved by the Board. Goals for the other NEOs that align with the CEO’s goals are then established and agreed to between the CEO and the respective NEOs. The performance of the CEO and the other NEOs is measured against the established goals and also contains qualitative elements, such that criteria for, and the amount of, the IPF remains at the discretion of the HRCC. However, the CPF must be greater than zero for an executive to be entitled to any CTI payment.

CEO
In assessing Mr. Mionis’ individual performance, the HRCC considers the Corporation’s objectives and results achieved, personal performance objectives as determined annually, as well as other factors the HRCC considers relevant to the role of CEO. Key results that were considered in determining Mr. Mionis’ IPF for 2024 are included below:

Objective	2024 Performance Results*
Financial Performance
•Significantly exceeded 2024 financial performance targets
•Revenue of $9.65 billion represented 21% growth compared to 2023
•Highest annual adjusted operating margin (6.5%) and adjusted EPS ($3.88) in Celestica’s history
•Non-GAAP free cash flow of $306 million, exceeding our full year outlook of $275 million and with strong cash adjusted inventory performance (non-IFRS adjusted free cash flow of $296 million exceeded the target of $200 million under the CTI)

Meet Our Commitments and Continue to Grow
•Exceeded bookings targets driven by strength in both of our ATS and CCS segments
•Exceptional revenue growth in HPS driven by demand from our hyperscaler customers
•Share price performance increased by approximately 215% in 2024 compared to 2023
•Strong customer scorecard performance

Optimize Operations
•Drove strong quality and productivity performance
•Invested in expanding and enhancing our capabilities, including continuous expansion of our offering of value-add services and leading edge engineering capabilities
•Continued to invest in our intellectual property portfolio in order to support the next generation of AI products
•Delivered on our capacity expansion effort enabling Celestica to scale with demand

Enable the Enterprise
•Focused on leadership imperatives and succession readiness across the organization
•Embraced our Future Ready mindset by making significant strides in reducing greenhouse gas emissions, increasing renewable energy usage, conserving water, and promoting circular economy initiatives
•Received multiple external recognitions for our commitment to strong employment practices and ESG excellence

*Financial measures are all GAAP unless otherwise noted. Note that adjusted operating margin, adjusted EPS and free cash flow are non-GAAP financial measures. See About the Information in this Proxy Statement — Note Regarding Non-GAAP Financial Measures for the definition of, and information regarding, this measure, including where to find a reconciliation of this non-GAAP financial measure or the non-GAAP financial measure on which this non-GAAP ratio is based to the most directly-comparable GAAP financial measure.
Our exceptional financial performance in 2024 highlighted our ability to drive continued growth stemming from Mr. Mionis’ strong leadership and clear strategic vision. As a result, the HRCC and the Board determined that Mr. Mionis exceeded expectations for the year, and approved an IPF of 1.43 for 2024. Although the combination of the Corporation’s CPF of 185% and Mr. Mionis’ IPF of 1.43 resulted in an amount in excess of two times the Target Award, his CTI award for 2024 was capped at two times the Target Award in accordance with the CTI design.

Other NEOs
The performance of the NEOs other than the CEO is assessed at year-end relative to objective measures that align with the targets for the CEO. The CEO assesses each other NEO’s contributions to the Corporation’s results, including such NEO’s contributions as a part of the senior leadership team. Based on the CEO’s assessment, the HRCC determined each NEO to have met or exceeded expectations for 2024 based on each of their individual performance and contribution to corporate goals and objectives. The IPFs of the NEOs in 2024 ranged from 1.07 to 1.39. CTI payments for Messrs. Chawla, Phillips and Etienvre were capped at two times the Target Award. Factors considered in the evaluation of each NEO’s IPF included the following:

Mandeep Chawla
•Financial stewardship resulting in a record financial year for the Corporation
•Successfully transitioned to being a domestic U.S. issuer, including migrating from IFRS to GAAP
•Drove strategic initiatives, including the acquisition of NCS Global, and provided critical commercial support to both ATS and CCS
•Effectively led the amending and upsizing of our credit facility
•Optimized and enhanced the Corporation’s investor relation’s strategy and expanded sell-side coverage
•Effectively led risk management initiatives on a global scale, actively helping to protect and enable our businesses
•Leveraged our strong operational execution to maximize our working capital efficiency, resulting in strong non-GAAP free cash flow

Jason Phillips
•Led CCS to an exceptional year, including the achievement of $6.49 billion of revenue representing growth of 40% and accounting for 67% of Celestica’s total revenue for 2024
•Scaled global engineering capability and network with increased resilience in support of aggressive growth plans
•Expanded HPS offering and our portfolio of business with our hyperscaler customers, securing key wins in AI/ML compute, networking and rack solutions, and strengthened key customer relationships
•Developed and strengthened the CCS team with a focus on maintaining strong engagement scores, improved talent depth and succession

Todd C. Cooper
•Met annual revenue expectations reflecting market dynamics and driven by demand in A&D and Capital Equipment performance
•Achieved exceptional bookings in our ATS segment
•Spearheaded transformation of the ATS structure, operating system and talent
•Strengthened customer relationships and optimized contractual agreements to drive mutual success

Yann Etienvre
•Executed on network expansion plans to support strong growth across our ATS and CCS segments, particularly to support growth in Thailand and Malaysia
•Drove operational excellence with efficient decision-making and strategic vision
•Consistently achieved strong productivity, safety and quality results
•Successfully managed complex production ramps and improved inventory turns

2024 CTI Awards
The following table sets forth information with respect to the potential and actual awards under the CTI for the NEOs during 2024:
2024 CTI Awards

Name	Target Incentive %(1)	Potential Award for Below Threshold Performance	Potential Award for Threshold Performance(2)	Potential Award for Target Performance(2)	Potential Maximum Award(3)	Amount Awarded		Amount Awarded As a% of Base Salary
Robert A. Mionis	150%	$0	$417,264	$1,669,057	$3,338,115	$3,338,115	(4)	300%
Mandeep Chawla	100%	$0	$150,000	$600,000	$1,200,000	$1,200,000	(4)	200%
Jason Phillips	80%	$0	$108,011	$432,044	$864,088	$864,088	(4)	160%
Todd C. Cooper	80%	$0	$100,757	$403,027	$806,055	$797,792		158%
Yann Etienvre	80%	$0	$100,757	$403,027	$806,055	$806,055	(4)	160%
(1)The Target Incentive for each NEO was not changed from 2023.
(2)Award amounts in these columns are calculated based on an IPF of 1.0 and a CPF of 100%.
(3)Award amounts in this column represent the maximum payout under the CTI of 2x the Target Award.
(4)Amount awarded for 2024 was capped at two times the Target Award in accordance with the CTI design.

NEO Equity Awards and Mix
Target equity-based incentives were determined for the NEOs with reference to the median awards of the Comparator Group. Consideration was also given to individual performance, the roles and responsibilities of the NEOs, retention value and market trends. The mix of equity in respect of 2024 compensation was comprised of 40% RSUs and 60% PSUs (consistent with recent years). See Compensation Elements for the Named Executive Officers — Equity-Based Incentives for a general description of the process for determining the amounts of these awards.

The following table sets forth equity awards granted to the NEOs on February 2, 2024 as part of their 2024 compensation:
NEO Equity Awards

Name	RSUs (#)(1)	PSUs (#)(2)	Stock Options (#)	Value of Equity Award(3)
Robert A. Mionis	101,052	151,578	—	$9,125,000
Mandeep Chawla	22,148	33,223	—	$2,000,000
Jason Phillips	22,148	33,223	—	$2,000,000
Todd C. Cooper	19,934	29,900	—	$1,800,000
Yann Etienvre	20,487	30,731	—	$1,850,000
(1)Grants were based on a share price of $36.12, which was the closing price of the Common Shares on the NYSE on February 1, 2024 (the last business day before the date of grant).
(2)Assumes achievement of 100% of target level performance.
(3)Represents the aggregate grant date fair value of the RSUs and PSUs.
The RSUs granted in 2024 vest ratably over a three-year period, commencing on the first anniversary of the date of grant. The value of the RSUs granted on February 2, 2024 was determined at the January 30, 2024 meeting of the HRCC. The number of RSUs granted was determined using the closing price of the Common Shares on February 1, 2024 (the day prior to the date of grant) on the NYSE of $36.12.
The PSUs granted in 2024 vest at the end of a three-year period subject to pre-determined performance criteria. At the time of grant, the HRCC approved non-IFRS adjusted EPS as a performance condition. This performance condition was established prior to the Corporation’s transition from IFRS to GAAP reporting. Following our determination that we no longer meet the definition of a “foreign private issuer” as of the end of Q2 2024 and the anticipation that we would prepare our consolidated financial statements in accordance with GAAP, including the financial results at the end of the three-year performance period, the HRCC modified the performance condition by replacing non-IFRS adjusted EPS with non-GAAP adjusted EPS. For such awards, each NEO was granted a target value of PSUs (“Target Grant”). The number of PSUs that will actually vest ranges from 0% to 200% of the Target Grant and will be primarily based on the Corporation’s non-GAAP adjusted EPS measured over the three-year performance period (“Adj. EPS Result”) as compared to a predetermined target range approved by the HRCC (“Adj. EPS Target”), subject to modification by the Corporation’s relative TSR achievement (“TSR Factor”) over the performance period in accordance with the following:

Formula	Description
Preliminary Vesting % based on Adj. EPS Result
The percentage of PSUs that will vest will be based on the Adj. EPS Result over the three- year period as compared to the pre-determined target range (the “Preliminary Vesting%”), and can range between 0% and 200% of the Target Grant by using a straight-line interpolation. The Preliminary Vesting% (if positive) will be subject to an adjustment based on the TSR Factor, as described below, provided that the maximum number of PSUs that may vest will not exceed 200% of the Target Grant.

Preliminary Vesting % subject to modification by a factor ranging from −30% to +30% based on TSR Factor
TSR measures the performance of a company’s shares over time. It combines share price appreciation and dividends, if any, paid over the relevant period to determine the total return to the shareholder expressed as a percentage of the share price at the beginning of the performance period. With respect to each TSR Comparator (as defined below), TSR is calculated as the change in share price over the three-year performance period (plus any dividends) divided by the share price at the beginning of the period, where the average daily closing share price for the month of December 2023 is the beginning share price and the average daily closing price for the month of December 2026 will be the ending share price. The TSR of the Corporation is calculated in the same manner in respect of the Common Shares (the Corporation does not currently pay dividends).
For purposes of determining modifications to the Preliminary Vesting% based on the TSR Factor, the HRCC determined that for PSUs granted in 2024, the Corporation’s TSR will be measured relative to the S&P Americas BMI Technology Hardware & Equipment Index as of January 1, 2024 (the “BMI Index”), that remain publicly traded on an established U.S. stock exchange for the entire performance period (the “TSR Comparators”). The BMI Index is comprised of technology hardware and equipment subsector companies with business diversification. The HRCC determined that the attributes of the BMI Index, including its alignment with both the U.S. technology peers used for overall executive compensation benchmarking and Celestica’s business models made it appropriate for PSU vesting determinations. The Corporation’s market capitalization is positioned around the median of the TSR Comparators.
After calculating the percentile rank for each TSR Comparator (by arranging the TSR results from highest to lowest), the Corporation’s TSR will be ranked against that of each of the TSR Comparators. The Preliminary Vesting% will then be subject to modification (ranging from a decrease of 30% to an increase of 30%) by interpolating between the corresponding percentages immediately above and immediately below Celestica’s percentile position as set out in the table below, provided that the Corporation’s TSR performance cannot increase the actual number of PSUs that will vest to more than 200% of the Target Grant.

Formula	Description

	Celestica’s TSR Positioning	TSR Modification Factor
	75th Percentile	30%
	50th Percentile	0%
	10th Percentile	-30%

Summary	Total PSU Vesting Percentage = (1)Preliminary Vesting% based on Adj. EPS Result; and (2)Preliminary Vesting% is subject to modification by a factor ranging from −30% to +30% based on TSR Factor
The HRCC references our internal plans when setting the Adjusted EPS Target for the PSUs. We consider the specific target performance goals to be confidential commercial and financial information, the disclosure of which would cause competitive harm to us. Target performance (vesting of 100% of the Target Grant) is intended to be challenging but achievable with strong execution against our AOP, whereas maximum performance (vesting of 200% of the Target Grant) is intended to be a stretch goal.

Prior PSU Award Performance
2022 PSU Summary
Each NEO was granted a target number of PSUs in 2022. Performance for such PSUs was determined by the HRCC in January 2025, following the three-year performance period that concluded on December 31, 2024. The 2022 PSUs settled on February 1, 2025 at 200% of the target amount granted (maximum performance), based on the Corporation’s non-IFRS operating margin performance in the final year of the three-year performance period as modified by the Corporation’s average annual non-IFRS adjusted ROIC and relative TSR over the performance period. These performance measures were established prior to the Corporation’s transition from IFRS to GAAP reporting.

2022 PSUs
•Three-year performance period ended December 31, 2024
•Based on non-IFRS operating margin performance for 2024
•Subject to an average annual non-IFRS adjusted ROIC and relative TSR modifier (each +/- 25%)

Status:
•The overall vesting level of 200% reflected the following results with respect to the pre-determined performance criteria:
•2024 non-IFRS operating margin result against the target that was set in 2022 based on our long-term objectives
•Modification based on non-IFRS adjusted ROIC and relative TSR
•PSUs settled on February 1, 2025

2023 PSUs
Each NEO was granted a target number of PSUs in 2023. Performance for such PSUs will be determined by the HRCC in January 2026, following the three-year performance period concluding on December 31, 2025. The number of PSUs that will actually vest ranges from 0% to 200% of the target grant and will be primarily based on the Corporation’s non-GAAP adjusted EPS measured over the three-year performance period as compared to a predetermined target range approved by the HRCC, subject to modification by a factor ranging from -30% to +30% based on Celestica’s relative TSR achievement over the performance period.

COMPENSATION OF NAMED EXECUTIVE OFFICERS
This section contains references to non-IFRS operating margin, non-IFRS adjusted EPS and non-IFRS adjusted ROIC, which are non-IFRS financial ratios, and non-GAAP adjusted operating margin and adjusted EPS. See About the Information in this Proxy Statement — Note Regarding Non-GAAP Financial Measures.
Summary Compensation Table

The following table sets forth the compensation of the NEOs for the years ended December 31, 2022 through December 31, 2024.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
Robert A. Mionis President and Chief Executive Officer	2024	$1,112,705	—	$10,209,050	$3,338,115	$334,581	$14,994,451
	2023	$987,671	—	$9,174,809	$2,963,014	$339,233	$13,464,727
	2022	$950,000	—	$7,891,200	$2,850,000	$345,972	$12,037,172
Mandeep Chawla Chief Financial Officer	2024	$600,000	—	$2,237,600	$1,200,000	$144,591	$4,182,191
	2023	$587,671	—	$2,159,430	$1,175,342	$135,345	$4,057,788
	2022	$550,000	—	$2,137,200	$1,100,000	$102,685	$3,889,885
Jason Phillips President, CCS	2024	$540,055	—	$2,237,600	$864,088	$114,476	$3,756,219
	2023	$503,836	—	$2,048,690	$806,137	$103,149	$3,461,812
	2022	$485,000	—	$1,863,200	$776,000	$85,086	$3,209,286
Todd C. Cooper President, ATS	2024	$503,784	—	$2,013,840	$797,792	$98,266	$3,413,682
	2023	$485,000	—	$1,882,580	$725,560	$90,835	$3,183,975
	2022	$485,000	—	$1,863,200	$659,600	$80,760	$3,088,560
Yann Etienvre Chief Operations Officer	2024	$503,784	—	$2,069,780	$806,055	$107,231	$3,486,850
	2023	$485,000	—	$1,882,580	$776,000	$97,640	$3,241,220
	2022	$485,000	$475,000 (4)	$1,753,600	$725,560	$46,220	$3,485,380
(1)All amounts in this column represent the aggregate grant date fair value of share-based awards (RSUs and PSUs) computed in accordance with the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, excluding the effect of estimated forfeitures. The assumptions used for the valuations are set forth in note 2 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024. Amounts in this column for 2024, 2023 and 2022 represent RSU and PSU grants made to all NEOs on February 2, 2024, January 31, 2023, and February 1, 2022, respectively, based on a share price of $36.12, $12.74, and $12.45, respectively, representing the closing price of our Common Shares on the day prior to the date of the grant. The grant date fair values for PSU grants are based upon the probable outcome of the performance conditions associated with these PSUs as of the grant date. For PSUs, the grant date fair value for the non-market based performance measurement was based on the market value of Common shares at the time of grant, and the grant date fair value for the market-based performance modifier using the Monte Carlo simulation. The number of 2024 PSUs that will actually vest ranges from 0% to 200% of the target number granted and will be primarily based on the Corporation’s non-GAAP adjusted EPS measured over the three-year performance period as compared to a predetermined target range approved by the HRCC, subject to modification by a factor ranging from -30% to +30% based on Celestica’s relative TSR achievement over the performance period (TSR factor). Assuming the performance conditions will be achieved at a maximum level of 200% of the target amount granted, the grant date fair value of the 2024 PSU awards for each of our NEOs would be as follows: Mr. Mionis ($13,118,100), Mr. Chawla ($2,875,200), Mr. Phillips ($2,875,200), Mr. Cooper ($2,587,680) and Mr. Etienvre ($2,659,560). See Compensation Discussion and Analysis — 2024 Compensation Decisions — Equity-Based Incentives and the Outstanding Equity Awards at 2024 Year-End below table for a description of the vesting terms of the RSU and PSU awards. Amounts reflect our accounting for these grants and do not correspond to the actual values that may be realized by the NEOs.
(2)Amounts in this column represent CTI awards made to NEOs. See Compensation Discussion and Analysis — Compensation Elements for the Named Executive Officers — Celestica Team Incentive Plan for a description of the CTI and the 2024 Grants of Plan Based Awards table below for additional details with respect to 2024 CTI awards.
(3)Amounts for fiscal year 2024 for Mr. Mionis include company contributions to the Supplementary Executive Retirement Plan (the “Supplementary Plan”) of $299,422, company matching contributions to the 401(k) plan of $20,700, group life insurance premium of $11,484, medical expenses of $2,475, and tax preparation services of $500. Amounts for fiscal year 2024 for Mr. Chawla include company contribution to the Supplementary Plan of $116,764, company matching contributions to Defined Contribution Pension Plan (“DCPP”) of $23,717, group life insurance premium of $2,825, tax equalization payments of $785, and tax preparation services of $500. Amounts for fiscal year 2024 for Mr. Phillips include company contributions to the Supplementary Plan of $86,814, company matching contributions to 401(k) plan of $20,700, tax equalization payments of $6,462, and tax preparation services of $500. Amounts for fiscal year 2024 for Mr. Cooper include company contributions to the Supplementary Plan of $77,566, and matching contributions to 401(k) plan of $20,700. Amounts for fiscal year 2024 for Mr. Etienvre include company contributions to the Supplementary Plan of $81,974, company matching contribution to 401(k) plan of $20,700, medical expenses of $3,350, tax equalization payments of $707 and tax preparation services of $500.
(4)Mr. Etienvre was awarded a one-time cash bonus of $475,000 in 2022 in connection with his appointment as Chief Operations Officer effective January 1, 2022 to incentivize him to join Celestica when deemed expedient for him to transition seamlessly into a key leadership position, and in recognition of the related forfeiture of a short-term incentive award from his previous employer.

Grant of Plan-Based Awards

The following table presents information about non-equity incentive plan awards under our CTI and equity incentive awards of RSUs and PSUs under the LTIP and CSUP that were awarded in 2024 to the NEOs. No stock options were granted to the NEOs in 2024.
2024 Grants of Plan Based Awards

Name	Award Type	Plan	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards(4)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Robert A. Mionis	Cash	CTI		$—	$1,669,057	$3,338,115	—	—	—	—	—
	RSU		2/2/2024	—	—	—	—	—	—	101,052	$3,650,000
	PSU		2/2/2024	—	—	—	—	151,578	303,156	—	$6,559,050
Mandeep Chawla	Cash	CTI	-	$—	$600,000	$1,200,000	—	—	—	—	—
	RSU		2/2/2024	—	—	—	—	—	—	22,148	$800,000
	PSU		2/2/2024	—	—	—	—	33,223	66,446	—	$1,437,600
Jason Phillips	Cash	CTI		$—	$432,044	$864,088	—	—	—	—	—
	RSU		2/2/2024	—	—	—	—	—	—	22,148	$800,000
	PSU		2/2/2024	—	—	—	—	33,223	66,446	—	$1,437,600
Todd C. Cooper	Cash	CTI		$—	$403,027	$806,055	—	—	—	—	—
	RSU		2/2/2024	—	—	—	—	—	—	19,934	$720,000
	PSU		2/2/2024	—	—	—	—	29,900	59,800	—	$1,293,840
Yann Etienvre	Cash	CTI		$—	$403,027	$806,055	—	—	—	—	—
	RSU		2/2/2024	—	—	—	—	—	—	20,487	$740,000
	PSU		2/2/2024	—	—	—	—	30,731	61,462	—	$1,329,780
(1)These amounts show the range of possible payouts under our CTI for 2024, and assume an IPF of 1.0. The maximum payment represents 2x the Target Award. The threshold payment represents 0% of the Target Award. Actual cash awards made under this plan are shown in the Summary Compensation Table above under the column entitled “Non-Equity Plan Incentive Compensation.”
(2)The “Estimated Future Payouts Under Equity Incentive Plan Awards” column shows the range of shares that may be earned in respect of PSUs granted in 2024. PSUs granted in 2024 vest at the end of a three-year period subject to pre-determined performance criteria. For such awards, each NEO was granted a target value of PSUs ("Target Grant"). The number of PSUs that will actually vest ranges from 0% to 200% of the Target Grant and will be primarily based on the Corporation’s non-GAAP adjusted EPS measured over the three-year performance period as compared to a predetermined target range approved by the HRCC, subject to modification by the Corporation’s relative TSR achievement over the performance period. The number of PSUs that will ultimately be earned will not be determined until the end of the performance period, which is December 31, 2026. Shares earned will be proportionately increased in the event of attainment of performance goals at levels between “Threshold” and “Target” or “Target” and “Maximum”. See Compensation Discussion and Analysis – 2024 Compensation Decisions for additional information related to the performance period, performance measures and targets related to PSUs granted to NEOs in 2024.
(3)Shows the number of time-based RSUs granted in 2024. The RSUs granted in 2024 vest ratably over a three-year period, commencing on the first anniversary of the date of grant, provided that the executive continues to remain employed on the vesting dates. For additional information, see Compensation Discussion and Analysis – 2024 Compensation Decisions.
(4)This column shows the grant date fair value of RSUs and the grant date fair value of PSUs (at target achievement of 100%), under FASB ASC Topic 718 granted to our NEOs in 2024, which was determined to be the probable outcome. See footnote (1) of the Summary Compensation Table for additional details.
Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information about Celestica share awards held by the NEOs that were outstanding as of December 31, 2024 (no stock options were held by any NEO at the end of 2024):

Outstanding Equity Awards at 2024 Year-End

Name		Stock Awards(1)
	Grant Date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(2)
Robert A. Mionis	1/31/2023	173,417	(3)	$16,006,389	—		—
	2/2/2024	101,052	(4)	$9,327,100	—		—
	2/1/2022	—		—	693,976	(5)	$64,053,985
	1/31/2023	—		—	390,188	(6)	$36,014,352
	2/2/2024	—		—	151,578	(7)	$13,990,649
Mandeep Chawla	1/31/2023	40,816	(3)	$3,767,317	—		—
	2/2/2024	22,148	(4)	$2,044,260	—		—
	2/1/2022	—		—	187,952	(5)	$17,347,970
	1/31/2023	—		—	91,837	(6)	$8,476,555
	2/2/2024	—		—	33,223	(7)	$3,066,483
Jason Phillips	1/31/2023	38,723	(3)	$3,574,133	—		—
	2/2/2024	22,148	(4)	$2,044,260	—		—
	2/1/2022	—		—	163,856	(5)	$15,123,909
	1/31/2023	—		—	87,127	(6)	$8,041,822
	2/2/2024	—		—	33,223	(7)	$3,066,483
Todd C. Cooper	1/31/2023	35,583	(3)	$3,284,311	—		$—
	2/2/2024	19,934	(4)	$1,839,908	—		—
	2/1/2022	—		—	163,856	(5)	$15,123,909
	1/31/2023	—		—	80,063	(6)	$7,389,815
	2/2/2024	—		—	29,900	(7)	$2,759,770
Yann Etienvre	1/31/2023	35,583	(3)	$3,284,311	—		—
	2/2/2024	20,487	(4)	$1,890,950	—		—
	2/1/2022	—		—	154,216	(5)	$14,234,137
	1/31/2023	—		—	80,063	(6)	$7,389,815
	2/2/2024	—		—	30,731	(7)	$2,836,471
(1)See Termination of Employment and Change in Control Arrangements with Named Executive Officers for a discussion of the treatment of such unvested awards upon a change in control or termination of employment.
(2)Market and payout values for Messrs. Mionis, Chawla, Phillips, Cooper and Etienvre were determined using a share price of $92.30, which was the closing price of the Common Shares on the NYSE on December 31, 2024.
(3)Represents the unvested portion of a grant of RSUs, of which 1/3 vested on January 31, 2024, 1/3 will vest on January 31, 2025 and the remainder will vest on December 1, 2025.
(4)Represents the unvested portion of a grant of RSUs, of which 1/3 will vest on February 2, 2025, 1/3 will vest on February 2, 2026 and the remainder will vest on December 1, 2026.
(5)Represents the unvested portion of a grant of PSUs, which were earned over a three-year performance period that concluded on December 31, 2024, and settled on February 1, 2025 at 200% of the target amount granted (maximum performance), based on the Corporation’s non-IFRS operating margin performance in the final year of the three-year performance period as modified by the Corporation’s average annual non-IFRS adjusted ROIC and relative TSR over the performance period. The performance measures were established prior to the Corporation's transition from IFRS to GAAP reporting.
(6)Represents PSUs which vest at the end of a three-year period that concludes on December 31, 2025 subject to pre-determined performance criteria. For such awards, each NEO was granted a target number of PSUs. The number of PSUs that will actually vest ranges from 0% to 200% of the target grant and will be primarily based on the Corporation’s non-GAAP adjusted EPS measured over the three-year performance period as compared to a predetermined target range approved by the HRCC, subject to modification by a factor ranging from -30% to +30% based on Celestica’s relative TSR achievement over the performance period.
(7)Represents PSUs which vest at the end of a three-year period that concludes on December 31, 2026 subject to pre-determined performance criteria. For such awards, each NEO was granted a target number of PSUs. The number of PSUs that will actually vest ranges from 0% to 200% of the target grant and will be primarily based on the Corporation’s non-GAAP adjusted EPS measured over the three-year performance period as compared to a predetermined target range approved by the HRCC, subject to modification by a factor ranging from -30% to +30% based on Celestica’s relative TSR achievement over the performance period.
Option Exercises and Stock Vested in 2024

The following table sets forth information about stock options exercised by the NEOs in fiscal 2024, as well as NEO PSUs and RSUs that vested in fiscal 2024.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Robert A. Mionis	298,954	$7,369,071	1,307,592	$50,595,529
Mandeep Chawla	—	—	351,063	$13,597,270
Jason Phillips	—	—	307,624	$11,097,916
Todd C. Cooper	—	—	306,054	$11,853,968
Yann Etienvre	—	—	452,253	$17,046,838
(1)The value realized on exercise represents the difference between the closing market price of the Common Shares on the NYSE on the date of exercise and the exercise price per share of each option, multiplied by the number of options exercised and converted to USD using an exchange rate of 1.3481.
(2)The value of each RSU and PSU realized upon vesting is determined by multiplying the number of Common Shares underlying vested awards by the closing stock price of our Common Shares on the NYSE on the vesting date as set forth below. The value realized was determined without considering any taxes that were owed upon vesting.

Type of Award	Vesting Date	Price
RSU	January 31, 2024	$34.36
PSU	February 1, 2024	$35.78
RSU	February 2, 2024	$35.88
RSU	December 2, 2024	$85.39
Defined Contribution Plans

Canadian Defined Contribution Plans
Mr. Chawla participates in the Corporation’s registered pension plan for Canadian employees (the “Canadian Pension Plan”) which is a defined contribution plan. The Canadian Pension Plan allows employees to choose how the Corporation’s contributions are invested on their behalf within a range of investment options provided by third-party fund managers. Retirement benefits depend upon the performance of the investment options chosen. Mr. Chawla also participates in an unregistered supplementary pension plan (the “Canadian Supplementary Plan”). This is also a defined contribution plan through which the Corporation provides an annual contribution of an amount equal to the difference between (i) the maximum annual contribution limit as determined in accordance with the formula set out in the Canadian Pension Plan and with the Canada Revenue Agency rules and (ii) 8% of the total base salary and paid annual incentives. Notional accounts are maintained for each participant in the Canadian Supplementary Plan. Participants are entitled to select from among the investment options available in the Canadian Pension Plan for the purpose of determining the return on their Canadian Supplementary Plan notional accounts.

U.S. Defined Contribution Plans
Messrs. Mionis, Phillips, Cooper and Etienvre participate in the Corporation’s U.S. retirement plans comprised of two defined contribution retirement programs, one of which qualifies as a deferred salary arrangement under section 401(k) of the U.S. Internal Revenue Code (the “401(k) Plan”). Under the 401(k) Plan, participating employees may defer 100% of their pre-tax earnings subject to any statutory limitations. The Corporation may make contributions for the benefit of eligible employees. The 401(k) Plan allows employees to choose how their account balances are invested on their behalf within a range of investment options provided by third-party fund managers. The Corporation contributes: (i) 3% of eligible compensation for the participant, and (ii) up to an additional 3% of eligible compensation by matching 50% of the first 6% contributed by the participant. The maximum contribution to the 401(k) Plan, based on the Internal Revenue Code rules and the 401(k) Plan formula for 2024 was $23,000 (plus an additional $7,500 for an individual over the age of 50). Messrs. Mionis, Phillips, Cooper and Etienvre also participate in a supplementary retirement plan that is also a defined contribution plan (the “U.S. Supplementary Plan”). Under the U.S. Supplementary Plan, the Corporation contributes to the participant an annual amount equal to the difference between 8% of the participant’s salary and paid incentive and the amount that Celestica would contribute to the 401(k) Plan assuming the participant contributes the amount required to receive the matching 50% contribution by Celestica. A notional account is maintained for Messrs. Mionis, Phillips, Cooper and Etienvre, and they are entitled to select from among the investment options available in the 401(k) Plan for the purpose of determining the return on their notional accounts.
For information regarding the Corporation’s contributions with respect to the NEOs in the Canadian Pension Plan and the 401(k) Plan, see the All Other Compensation column in the Summary Compensation Table above.
Nonqualified Deferred Compensation in 2024

Celestica does not maintain defined benefit pension plans in which NEOs participate. Messrs. Mionis, Phillips, Cooper and Etienvre participate in the U.S. Supplementary Plan, which is a non-qualified defined contribution plan. Mr. Chawla participates in the Canadian Supplementary Plan. Each of these plans is described above. Since all of the foregoing are defined contribution plans, Celestica’s obligations are fixed at the time contributions are made, rather than Celestica being liable for future potential shortfalls in plan assets to cover the fixed benefits that are promised in defined benefit plans.
Nonqualified Deferred Compensation In 2024

Name	Plan Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)(1)	Aggregate earnings in last FY ($)	Aggregate withdrawals/Distributions ($)	Aggregate balance at last FYE ($)
Robert A. Mionis	U.S. Supplementary Plan	__	299,422	401,561	__	2,400,857
Mandeep Chawla(2)	Canadian Supplementary Plan	—	116,764	81,423	—	634,002
Jason Phillips	U.S. Supplementary Plan	—	86,814	164,188	—	1,003,327
Todd C. Cooper	U.S. Supplementary Plan	—	77,566	56,766	—	498,621
Yann Etienvre	U.S. Supplementary Plan	—	81,974	24,359	—	222,560
(1)This amount is included in the “All Other Compensation” column in the Summary Compensation Table above.
(2)Amounts for Mr. Chawla were converted to U.S. dollars at the average exchange rate for 2024 of $1.00 equals C$1.3699.
Equity Compensation Plans

The following discussion pertains to our equity compensation plans as currently in effect. On February 28, 2025, upon recommendation of the HRCC, the Board approved the adoption of the Celestica Inc. 2025 Long Term Incentive Plan (the

“2025 Plan”), subject to receipt of shareholder approval at the Meeting. For a description of the 2025 Plan see Matter 5: Approval of the 2025 Long Term Incentive Plan.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information, as of December 31, 2024, for compensation plans under which equity securities may be issued:

Plan Category		Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
		(#)	($)	(#)
Equity Compensation Plans Approved by Securityholders(3)	LTIP (Options)	70,888	10.58	N/A
	LTIP (RSUs)	667,094	N/A	N/A
	LTIP (PSUs	494,550	N/A	N/A
	Total	1,232,532	10.58	8,319,299
Equity Compensation Plans Not Approved by Securityholders(4)	CSUP (RSUs)	1,447,747	N/A	N/A
	CSUP (PSUs)	2,615,157	N/A	N/A
	DSCP (DSUs)	725,757	N/A	N/A
	Total	4,788,661	N/A	N/A
(1)The total number of securities issuable upon the exercise/settlement of outstanding grants under all equity compensation plans approved by shareholders represents 1.062% of the total number of outstanding Common Shares at December 31, 2024 (LTIP (Options) — .061%; LTIP (RSUs) — .575%; and LTIP (PSUs) — .426%).
(2)Includes 8,319,299 Common Shares available for future issuance under the LTIP.
(3)We intend to settle all outstanding awards with Common Shares issued from treasury.
(4)We intend to settle all outstanding awards under the CSUP and the DSCP with Common Shares purchased on the open market (not from treasury).

Long-Term Incentive Plan
The LTIP (which was approved by the Corporation’s shareholders) is currently the only securities-based compensation plan providing for the issuance of securities from treasury under which grants have been made by the Corporation since it was listed on the TSX and the NYSE. Under the LTIP, the Board of Directors may in its discretion from time to time grant stock options, share units (in the form of RSUs and PSUs) and stock appreciation rights (“SARs”) to employees and consultants of the Corporation and affiliated entities (and all such awards other than stock options to directors).
Up to 29,000,000 Common Shares may be issued from treasury pursuant to the LTIP. The number of Common Shares that may be issued from treasury under the LTIP to directors is limited to 2,000,000; however, the Corporation decided in 2004 that stock option grants under the LTIP would no longer be made to directors. Under the LTIP, as of April 22, 2025, 19,897,218 Common Shares have been issued from treasury, 70,888 Common Shares are issuable under outstanding stock options, 448,704 Common Shares are issuable under outstanding RSUs, and 487,969 Common Shares are issuable under outstanding PSUs. Accordingly, as of April 22, 2025, 9,102,782 Common Shares are reserved for issuance from treasury pursuant to current and potential future grants of securities-based compensation under the LTIP. In addition, the Corporation may satisfy obligations under the LTIP by acquiring Common Shares in the open market.
If approved by shareholders, the 2025 Plan will become effective as of the date of the Meeting and thereafter we do not intend to grant any additional awards under our prior equity incentive plans, including the LTIP. Furthermore, pursuant to the rules of the NYSE, we will no longer be permitted to grant any additional awards under the LTIP after the date of the Meeting as a result of ceasing to qualify as a foreign private issuer and becoming subject to the requirements applicable to U.S. domestic issuers on January 1, 2025. If we make any additional grants under the LTIP between April 22, 2025 and the date of the Meeting, we will reduce the number of Common Shares available under the 2025 Plan by the number of Common shares subject to such grants.

As of April 22, 2025, the Corporation had a “gross overhang” of 7.3% under the LTIP. “Gross overhang” refers to the total number of shares reserved for issuance from treasury under equity plans at any given time relative to the total number of shares outstanding, including shares reserved for outstanding equity-based awards under the LTIP. The Corporation’s “net overhang” (i.e., the total number of shares that have been reserved for issuance from treasury to satisfy outstanding equity grants to employees and outstanding RSU grants to directors relative to the total number of shares outstanding) was 0.88%.
As of December 31, 2024, the Corporation had an “overhang” for stock options of 7.2%, representing the number of shares reserved for issuance from treasury for outstanding stock options as at such date, together with shares reserved for potential future grants of stock options, relative to the total number of shares outstanding as at such date.
The Corporation had a “burn rate” for the LTIP for each of the years 2024, 2023 and 2022, of 1.0%, 0.0% and 0.0%, respectively. “Burn rate” is calculated by dividing the number of awards granted during the applicable year (including the target amount of PSUs granted), by the weighted average number of securities outstanding for the applicable year.
The LTIP limits the number of Common Shares that may be (a) reserved for issuance to insiders (as defined under TSX rules for this purpose), and (b) issued within a one-year period to insiders pursuant to stock options, rights or share units granted pursuant to the LTIP, together with Common Shares reserved for issuance under any other employee- related plan of the Corporation or stock options for services granted by the Corporation, in each case to 10% of the aggregate issued and outstanding shares of the Corporation. The LTIP also limits the number of Common Shares that may be reserved for issuance to any one participant pursuant to stock options, SARs or share units granted pursuant to the LTIP, together with Common Shares reserved for issuance under any other employee-related equity plan of the Corporation or stock options for services granted by the Corporation, to 5% of the aggregate issued and outstanding shares.
Vested stock options issued under the LTIP may be exercised during a period determined as provided in the LTIP, which may not exceed ten years. The LTIP also provides that, unless otherwise determined by the Board of Directors, stock options will terminate within specified time periods following the termination of employment of an eligible participant with the Corporation or affiliated entities, including in connection with a change of control. The exercise price for stock options issued under the LTIP is the closing price for Common Shares on the last business day prior to the grant date. The TSX closing price is used for Canadian employees and the NYSE closing price is used for all other employees. The exercise of stock options may be subject to vesting conditions, including specific time schedules for vesting and performance-based conditions such as share price and financial results.
The interest of any participant under the LTIP is generally not transferable or assignable. However, the LTIP does provide that a participant may assign his or her rights to a spouse, or a personal holding company or family trust controlled by the participant, of which any combination of the participant, the participant’s spouse, minor children or grandchildren are shareholders or beneficiaries, as applicable.
Under the LTIP, eligible participants may be granted SARs, a right to receive a cash amount equal to the amount, if any, by which the market price of the Common Shares at the time of exercise of the SAR exceeds the market price of the Common Shares at the time of the grant. The market price used for this purpose is the weighted average price for Common Shares during the five trading days preceding the date of determination. The TSX market price is used for Canadian employees and the NYSE market price is used for all other employees. Such amounts may also be payable by the issuance of Common Shares (at the discretion of the Corporation). The exercise of SARs may also be subject to conditions similar to those which may be imposed on the exercise of stock options. To date, the Corporation has not granted any SARs under the LTIP.
Under the LTIP, eligible participants may be allocated share units in the form of PSUs or RSUs. Each vested RSU and PSU entitles the holder to receive one Common Shares on the applicable release date (however, the number of PSUs that may vest range from 0% to 200% of a target amount granted). The issuance of such shares may be subject to vesting requirements similar to those described above with respect to the exercisability of stock options and SARs, including such time and/or performance-based conditions as may be determined by the Board of Directors in its discretion. Under the LTIP, the Corporation may (under the terms of the grant) authorize grantees to elect to settle vested RSUs or PSUs either in cash or Common Shares. Absent such permitted election, we intend to settle vested RSUs and PSUs in Common Shares. The number of Common Shares that may be issued to any one person pursuant to the share unit program shall not exceed 1% of the aggregate issued and outstanding shares. The number of Common Shares that may be issued under share units in the event of termination of employment without cause, death or long-term disability is subject to pro-ration, unless otherwise determined by the Corporation. The LTIP provides for the express designation of share units as either RSUs, which have time-based vesting conditions or PSUs, which have performance- based vesting conditions over a specified period. In the event a holder of PSUs retires, unless otherwise determined by the Corporation, the pro-rated vesting of such PSUs shall be determined based on the actual performance achieved during the period specified for the grant by the Corporation.

The following types of amendments to the LTIP or the entitlements granted under it require the approval of the holders of the voting securities by a majority of votes cast by shareholders present or represented by proxy at a meeting:
(a)increasing the maximum number of Common Shares that may be issued under the LTIP;
(b)reducing the exercise price of an outstanding stock option (including cancelling and, in conjunction therewith, regranting a stock option at a reduced exercise price);
(c)extending the term of any outstanding stock option or SAR;
(d)expanding the rights of participants to assign or transfer a stock option, SAR or share unit beyond that currently contemplated by the LTIP;
(e)amending the LTIP to provide for other types of security-based compensation through equity issuance;
(f)permitting a stock option to have a term of more than ten years from the grant date;
(g)increasing or deleting the percentage limit on Common Shares issuable or issued to insiders under the LTIP;
(h)increasing or deleting the percentage limit on Common Shares reserved for issuance to any one person under the LTIP (being 5% of the Corporation’s total issued and outstanding Common Shares and MVS);
(i)adding to the categories of participants who may be eligible to participate in the LTIP; and
(j)amending the amendment provision,
subject to the application of the anti-dilution or re-organization provisions of the LTIP.
The Board may approve amendments to the LTIP or the entitlements granted under it without shareholder approval, other than those specified above as requiring approval of the shareholders, including, without limitation:
(a)clerical changes (such as a change to correct an inconsistency or omission or a change to update an administrative provision);
(b)a change to the termination provisions for the LTIP or for a stock option as long as the change does not permit the Corporation to grant a stock option with a termination date of more than ten years from the date of grant or extend an outstanding stock option’s termination date beyond such date; and
(c)a change deemed necessary or desirable to comply with applicable law or regulatory requirements.

Celestica Share Unit Plan
The CSUP provides for the issuance of RSUs and PSUs in the same manner as provided in the LTIP, except that the Corporation may not issue shares from treasury to satisfy its obligations under the CSUP and there is no limit on the number of share units that may be issued as RSUs and PSUs under the terms of the CSUP. Issuances under the CSUP may be settled in cash or Common Shares at the discretion of the Corporation. The share units may be subject to vesting requirements, including any time-based conditions established by the Board of Directors at its discretion. The vesting of PSUs also requires the achievement of specified performance-based conditions as determined by the HRCC. There is no “burn rate” for the CSUP because issuances under the CSUP are not from treasury and are therefore non-dilutive.
If approved by shareholders, the 2025 Plan will become effective as of the date of the Meeting and thereafter we do not intend to grant any additional awards under our prior equity incentive plans, including the CSUP. Furthermore, pursuant to the rules of the NYSE, we will no longer be permitted to grant any additional awards under the CSUP after the date of the Meeting as a result of ceasing to qualify as a foreign private issuer and becoming subject to the requirements applicable to U.S. domestic issuers on January 1, 2025. If we make any additional grants under the CSUP between April 22, 2025 and the date of the Meeting, we will reduce the number of Common Shares available under the 2025 Plan by the number of Common shares subject to such grants.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material non-Public Information
During 2024, we did not grant stock options or similar awards having option-like features (“similar awards”) as part of our equity compensation programs. If the 2025 Plan is approved by the shareholders of the Corporation at the Meeting, and if stock options or similar awards are granted under the 2025 Plan, we anticipate that our policy will be not to grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Shares, such as a significant positive or negative earnings announcement. In addition, we do not anticipate granting stock options or similar awards during periods in which there is material nonpublic information about the Corporation, including during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy. To the contrary, we anticipate that our Board would grant any stock options or similar awards on a predetermined schedule, with limited ad hoc grants, but in all instances without taking into account material nonpublic information in determining either the time or terms of such awards. Our executive officers will not be permitted to choose the grant date for their individual stock option grants, if any are granted. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Termination of Employment and Change in Control Arrangements with Named Executive Officers

CEO
The CEO Employment Agreement sets out the following severance entitlements for Mr. Mionis:

Termination for Cause (other than wilful misconduct, disobedience or wilful neglect of duty that is not trivial and that has not been condoned by the Corporation)
•amounts owed to Mr. Mionis up to the minimum statutory notice period
•unless otherwise required by applicable law, Mr. Mionis will not be entitled to any payment under the CTI not already paid and
•all unvested grants under the LTIP and CSUP will be forfeited

Termination without Cause
•base salary up to and including the termination date
•a lump sum amount equal to any payments accrued under the CTI in respect of the fiscal year preceding the fiscal year during which his termination occurs, if any
•a lump sum amount equal to two times his eligible earnings (such eligible earnings calculated as his annual base salary plus the lesser of (a) his target payment under the CTI for the fiscal year during which his termination occurs based on target achievement of the CPF of 1.0 and an IPF of 1.0, and (b) payment received under the CTI for the fiscal year preceding the fiscal year during which termination occurs)
•vacation pay earned but unpaid up to and including the date of termination and for the statutory notice period
•a lump sum cash settlement of contributions to, or continuation of his pension and retirement plans for a two-year period
•continued benefits coverage and perquisites for the statutory notice period and, following the statutory notice period, a one-time lump sum payment of $100,000 in lieu of all future benefits and perquisites
•(a) any stock options granted to him vest immediately, (b) the unvested PSUs granted to him vest immediately pro-rata at the target level of performance specified in the terms of the PSU grant, and (c) the RSUs granted to him vest immediately

Death
•no entitlement to severance
•(a) vested stock options may be exercised for a period and unvested stock options are forfeited on the date of death, (b) RSUs will vest immediately on a pro rata basis based on the ratio of (i) the number of days of employment completed from the date of grant and date of death to (ii) the number of days between the date of grant and the vest date, and (c) PSUs vest at 100% of target and are prorated based on the number of days between the date of grant and death

Resignation
•three months' base salary in lieu of the resignation notice period
•a lump sum amount equal to the payments under the CTI in respect of the fiscal year preceding the fiscal year in which the termination date falls, if such amount has not already been paid to Mr. Mionis
•(a) vested stock options may be exercised for a period of 30 days and unvested stock options are forfeited on the resignation date and (b) all unvested RSUs and PSUs are forfeited on the resignation date

Retirement
•no entitlement to severance
•a lump sum amount equal to the payments under the CTI in respect of the fiscal year preceding the fiscal year in which the termination occurs
•(a) stock options continue to vest and are exercisable until the earlier of three years following retirement and the original expiry date, (b) RSUs will continue to vest on their vesting dates, and (c) PSUs vest based on actual performance on a pro rata basis based on the percentage represented by the number of days of employment completed between the date of grant and the date of retirement as compared to the total number of days from the date of grant to the vesting date

Termination for Good Reason or Without Cause during a Change of Control Period or a Potential Change of Control Period (“double trigger”)
•severance pay including (a) base salary up to the termination date, (b) a lump sum payment equal to three years of base salary, (c) a lump sum payment equal to three years of target CTI, (d) any payments under the CTI in respect of the fiscal year preceding the fiscal year in which the termination date falls, if such amount has not already been paid to Mr. Mionis, (e) vacation pay earned but unpaid up to and including the termination date and for the statutory notice period, and (f) a lump sum payment equal to three times the contributions/credit allocated to the pension plans on his behalf in the year preceding the termination date less the contributions the Corporation is required to make
•continued benefits covering and perquisites for the statutory notice period and, following the statutory notice period, continued medical benefits at similar coverage levels as existed immediately prior to the Change in Control for a two year period by the purchasing company or with a third party insurance policy.
•participate in the pension plans for the statutory notice period
•RSU and PSUs will be fully vested on, and the release date will be the later of (a) the date of the Change of Control; and (b) the employment termination date, PSUs will vest as follows: (i) for PSUs granted within 12 months of the Change of Control or termination date, based on the specified target level of performance, unless actual performance at the time of Change of Control has exceeded target performance in which case actual performance will apply; and (ii) for PSUs granted within 13 to 36 months of the Change of Control or termination date, based on a performance factor of at least 100% of actual performance (the Board may also consider other appropriate factors in its sole discretion)

Under the CEO Employment Agreement, the terms used in the above table are defined as follows:
“Cause” means (i) the existence of cause for termination of employment at common law as determined by the law of the province of Ontario, including but not limited to fraud, theft, dishonesty, illegality, breach of statute or regulation, conflict of interest, or gross incompetence, (ii) Mr. Mionis becomes insolvent and unable to pay his debts in full, or files an assignment in bankruptcy or is adjudicated a bankrupt; (iii) Mr. Mionis fails to meet any of the conditions precedent set out in Section 2.03 the CEO Employment Agreement related to his responsibilities, (iv) any misrepresentation by Mr. Mionis with respect to the conflict of interest, confidentiality, non-solicitation or non-competition provisions of the CEO Employment Agreement or (v) Mr. Mionis has breached any other material obligation under the CEO Employment Agreement and has failed to rectify such breach within ten days of provision of written notice to do so by the Corporation.
“Good Reason” means (i) the assignment to Mr. Mionis of any duties inconsistent in any material adverse respect with his position, authority, duties or responsibilities as they exist immediately prior to the time of such assignment or the diminution or adverse alteration in any material adverse respect of such position, authority, duties or responsibilities, excluding, for this purpose, an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Corporation after receipt of notice thereof given by Mr. Mionis, (ii) notwithstanding any other provision of the CEO Employment Agreement, any reduction, or series of reductions in Mr. Mionis’ total compensation for any fiscal year of greater than 20% from the prior fiscal year, (iii) the failure to pay to Mr. Mionis any portion of his current compensation within thirty days of the date such compensation is due, (iv) the failure to continue to provide Mr. Mionis with health and pension benefits (unless a change to the respective plan applies to all employees in receipt of such benefits, and (v) the failure by the Corporation to obtain the assumption of the CEO Employment Agreement to perform such agreement by any successor.

“Change of Control” means the occurrence of any of (i) the acquisition by any person (or more than one person acting as a group) of beneficial ownership of securities of Celestica which, directly or following conversion or exercise thereof, would entitle the holder thereof to cast more than 50% of the votes attaching to all securities of Celestica which may be cast to elect directors of Celestica, other than the additional acquisition of securities by a person beneficially owning such number of securities on the date hereof, (ii) a majority of the directors of Celestica are replaced during any twelve month period by directors whose appointment or election was not endorsed by a majority of the directors before the date of the appointment or election, including, without limitation, as a consequence of the solicitation of proxies through a proxy circular by persons other than management, or (iii) the consummation of an amalgamation, arrangement, merger or other consolidation of Celestica with another company or a sale of all or substantially all of the assets of Celestica to another company pursuant to which, and such that, all the persons who, immediately prior to such consummation, beneficially owned all of the securities of Celestica which could be cast to elect directors of Celestica, immediately thereafter do not beneficially own securities of the successor or continuing company or company acquiring the assets which would entitle such persons, directly or following conversion or exercise thereof, to cast more than 50% of the votes attaching to all securities of such company which may be cast to elect directors of that company.
“Change of Control Period” means the earlier of the six months preceding the change of control or Celestica makes a public disclosure of such transaction that then creates a change of control, or two years after the change of control.
“Potential Change of Control” is deemed to have occurred if any one of the following occurs (i) Celestica enters into a binding agreement, the consummation of which would result in the occurrence of a Change of Control, (ii) Celestica publicly announces an intention to take or to consider taking action which, if consummated, would constitute a Change of Control, or (iii) the Board adopts a resolution to the effect that a potential Change of Control has occurred.
“Potential Change of Control Period” shall commence upon the occurrence of a Potential Change of Control and shall lapse immediately following the first to occur of (i) a Change of Control; or (ii) the earlier of 6 months preceding the Change of Control or the public disclosure by Celestica of such transaction that then creates a Change of Control.
The foregoing entitlements are conferred on Mr. Mionis in part upon his fulfillment of certain confidentiality, non-solicitation and non-competition obligations for a period of two years following termination of his employment. In the event of a breach of such obligations, the Corporation is entitled to seek appropriate legal, equitable and other remedies, including injunctive relief.
The entitlements described in the above table are subject to recoupment if it is determined that Mr. Mionis has committed a material breach of certain post-employment provisions for a period of two years following termination of his employment.

Other NEOs
We maintain the Executive Policy Guidelines that describe our policies for providing severance entitlements to our executives (other than Mr. Mionis who is subject to the CEO Employment Agreement), which are based on factors such as the reason for termination and the executive’s length of service. The Executive Policy Guidelines are discretionary and changes to the Executive Policy Guidelines may be made by the Corporation at any time and for any reason in the Corporation’s sole discretion. As such, no executive is guaranteed to receive severance pursuant to the Executive Policy Guidelines. However, for purposes of this Proxy Statement, we have summarized the severance guidelines as currently in effect under the Executive Policy Guidelines, which would apply to Messrs. Chawla, Phillips, Cooper and Etienvre:

Termination without Cause
•eligible to receive a severance payment up to two times annual base salary and the lower of target or actual annual incentive for the previous year (“Eligible Earnings”), subject to adjustment for factors including length of service, together with a portion of their annual incentive for the year, prorated to the date of termination
•(a) vested stock options may be exercised for a period of 30 days and unvested stock options are forfeited on the termination date, (b) RSUs shall vest immediately on a pro rata basis based on the ratio of (i) the number of full years of employment completed between the date of grant and termination of employment, to (ii) the number of years between the date of grant and the vesting date, and (c) PSUs vest based on actual performance on a pro rata basis based on the ratio of (i) the number of full years of employment completed between the date of grant and the termination of employment, to (ii) the number of years between the date of grant and the vesting date

Termination following a Change of Control without Cause or for Good Reason either (a) within the earlier of six months preceding a Change of Control or the public disclosure of a transaction, which, if completed, would give rise to a Change of Control and (b) two years following a Change in Control (“double trigger” provision)

•eligible to receive a severance payment of 24 months of Eligible Earnings and continued medical benefits consistent with the severance period.
•RSUs and PSUs will be fully vested on, and the release date will be the later of (a) the date of the Change of Control; and (b) the employment termination date, PSUs will vest as follows: (i) for PSUs granted within 12 months of the Change of Control or termination date, based on the specified target level of performance, unless actual performance at the time of Change of Control has exceeded target performance in which case actual performance shall apply; and (ii) for PSUs granted within 13 to 36 months of the Change of Control or termination date, based on a performance factor of at least 100% of actual performance (the Board may also consider other appropriate factors in its sole discretion)

Termination with Cause	•no entitlement to severance benefit •all vested and unvested options, and other unvested equity is forfeited on the termination date
Retirement
•no entitlement to severance benefit
•(a) stock options continue to vest and are exercisable until the earlier of three years following retirement and the original expiry date (or, if earlier, one year after death), (b) RSUs will continue to vest on their vesting dates, and (c) PSUs vest based on actual performance on a pro rata basis based on the percentage represented by the number of days of employment completed between the date of grant and the date of retirement as compared to the total number of days from the date of grant to the vesting date

Resignation
•no entitlement to severance benefit
•(a) vested stock options may be exercised for a period of 30 days and unvested stock options are forfeited on the resignation date and (b) all unvested RSUs and PSUs are forfeited on the resignation date

Death
•no entitlement to severance benefit
•(a) vested stock options may be exercised for the one-year period following the date of death and unvested stock options are forfeited on the date of death, (b) RSUs will vest immediately on a pro rata basis based on the ratio of (i) the number of days of employment completed from the date of grant and date of death to (ii) the number of days between the date of grant and the vest date, and (c) PSUs vest at 100% of target and are prorated based on the number of days between the date of grant and death

Terms used in the above table are defined as follows:
“Change of Control” is as defined in the LTIP, and means: the occurrence of any of the following: (x) the acquisition by any person (or more than one person acting as a group) of beneficial ownership of securities of the Corporation which, directly or following conversion or exercise thereof, would entitle the holder thereof to cast more than 50% of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation, other than the additional acquisition of securities by a person beneficially owning such number of securities on the date hereof; (y) a majority of the directors are replaced during any twelve-month period by directors whose appointment or election was not endorsed by a majority of the directors before the date of the appointment or election, including, without limitation, as a consequence of the solicitation of proxies through a proxy circular by persons other than management; (z) the consummation of an amalgamation, arrangement, merger or other consolidation of the Corporation with another company or a sale of all or substantially all of the assets of the Corporation to another company pursuant to which, and such that, all the persons who, immediately prior to such consummation, beneficially owned all of the securities of the Corporation which could be cast to elect directors of the Corporation, immediately thereafter do not beneficially own securities of the successor or continuing company or company acquiring the assets which would entitle such persons, directly or following conversion or exercise thereof, to cast more than 50% of the votes attaching to all securities of such company which may be cast to elect directors of that company;
“Good Reason” is as defined in the LTIP and means any of the following: (a) without the express written consent of the NEO, any change or series of changes in the responsibilities, authority, status or reporting relationship of the NEO with the Corporation such that immediately after such change or series of changes, the responsibilities, authority, status or reporting relationship of the NEO, taken as a whole, are not at least substantially equivalent to those assigned immediately prior to such change or series of changes, excluding for this purpose an isolated and inadvertent action not taken in bad faith and which is remedied by the Corporation promptly after receipt of notice thereof given by the NEO; or (b) a reduction by the Corporation in the NEO’s annual base salary except: (i) as part of a general reduction in the base salary of all or substantially all of the employees of the Corporation which affects the NEO in substantially the same manner as the other employees who are also affected by such general reduction; or (ii) which does not constitute more than ten percent (10%) of his or her base salary; or (c) the taking of any action by the Corporation which would materially adversely affect the NEO’s participation in or materially reduce his or her incentive compensation, pension, stock option, life insurance, health, accident, disability benefits or other benefit plans in which the NEO is participating, except in any such cases as part of the general reduction in benefits of all or substantially all of the employees of the Corporation which affects the NEO in substantially the same manner as the other employees who are also affected by such reduction.
Additionally, the Executive Policy Guidelines provide that executives whose employment has been terminated will have their pension and benefits coverage treated according to the terms of the plans in which they participate.
The entitlements described in the above table are subject to recoupment if it is determined that the executive has committed a material breach of certain post-employment provisions for a period of two years following termination of their employment.

Potential Payments Upon Termination or Change of Control
Estimates of the compensation that each of our NEOs would be entitled to receive under various termination events is described in the table below, assuming that their employment terminated on December 31, 2024, the last business day of the fiscal year.
Any actual compensation received by our NEOs under the circumstances set forth below may be different than we describe because many factors affect the amount of any compensation received, including severance pursuant to the discretionary Executive Policy Guidelines. These factors include: the date of the executive’s termination of employment; the executive’s base salary at the time of termination; the Corporation’s share price at the time of termination; and the executive’s age and service with the Corporation at the time of termination. In addition, in connection with a particular termination of employment, the Corporation and the NEO may mutually agree on severance terms that vary from those provided in pre-existing agreements or policies.
In all cases, if an NEO was terminated with Cause or by the NEO without Good Reason on December 31, 2024, such NEO would have been entitled only to the payment of amounts that had accrued at the time of termination, but had not been paid (other than payments under the CTI, for which a participant must be in the employ of the Corporation at the time of payment, which is in the year subsequent to the year of determination, following the closing of the books for such year).
The table includes only benefits that would result from the stated event, not vested benefits (e.g., accrued salary and vacation pay) that are payable irrespective of the reason for termination. The following table does not include payments under the Corporation’s (or its subsidiaries’) 401(k) Plans, or the Corporation’s life insurance or disability plans, as these plans are available to all salaried employees generally and do not discriminate in scope, terms or operation, in favor of our executive officers.
In addition, benefits under the Executive Policy Guidelines are presented at maximum, notwithstanding that such payments are subject to adjustment, and are completely discretionary.

Potential Payments on Termination or Change of Control

Name	Death	Disability	Retirement(1)	Involuntary Termination Without Cause or Resignation with Good Reason	Termination without Cause or Resignation for Good Reason During Change In Control Period
Robert A. Mionis
Base Salary	—	—	—	$2,300,000	$3,450,000
Bonus	—	—	$1,725,000	$3,450,000	$5,175,000
Benefits Continuation	—	—	—	$100,000	$100,000
SERP & 401K Continuation	—	—	—	$640,244	$960,366
Vesting of Time-based RSUs(2)	$18,342,489	$18,342,489	$25,333,489	$25,333,489	$25,333,489
Vesting of Performance-based PSUs(2)	$92,746,566	$92,746,566	$92,746,566	$92,746,566	$114,058,987
TOTAL	$111,089,055	$111,089,055	$119,805,055	$124,570,299	$149,077,841
Mandeep Chawla
Base Salary	—	—	—	$1,200,000	$1,200,000
Bonus	—	—	$600,000	$1,200,000	$1,200,000
Benefits Continuation	—	—	—	—	$24,107
Vesting of Time-based RSUs(2)	$4,232,214	$4,232,214	—	$1,569,715	$5,811,577
Vesting of Performance-based PSUs	$24,025,611	$24,025,611		$24,025,611	$28,891,008
TOTAL	$28,257,825	$28,257,825	$600,000	$27,995,326	$37,126,692
Jason Phillips
Base Salary	—	—	—	$1,100,000	$1,100,000
Bonus	—	—	$440,000	$880,000	$880,000
Benefits Continuation	—	—	—	—	$53,388
Vesting of Time-based RSUs(2)	$4,074,152	$4,074,152	—	$1,489,214	$5,618,393
Vesting of Performance-based PSUs(2)	$21,511,596	$21,511,596		$21,511,596	$26,232,214
TOTAL	$25,585,748	$25,585,748	$440,000	$24,980,810	$33,883,995
Todd C. Cooper
Base Salary	—	—	—	$1,020,000	$1,020,000
Bonus	—	—	$408,000	$816,000	$816,000
Benefits Continuation	—	—	—	—	$51,027
Vesting of Time-based RSUs(2)	$3,722,077	$3,722,077	—	$1,368,455	$5,124,219
Vesting of Performance-based PSUs	$20,974,302	$20,974,302	—	$20,974,302	$25,273,494
TOTAL	$24,696,378	$24,696,378	$408,000	$24,178,757	$32,284,740
Yann Etienvre
Base Salary	—	—	—	$1,020,000	$1,020,000
Bonus	—	—	$408,000	$816,000	$816,000
Benefits Continuation	—	—	—	—	$46,619.00
Vesting of Time-based RSUs(2)	$3,750,782	$3,750,782	—	$1,368,455	$5,175,261
Vesting of Performance-based PSUs	$20,110,143	$20,110,143	—	$20,110,143	$24,460,423
TOTAL	$23,860,925	$23,860,925	$408,000	$23,314,599	$31,518,303
(1)As of December 31, 2024, Mr. Mionis is the only NEO that meets retirement eligibility requirements under the LTIP. Retirement eligibility requires all of the following criteria to be met: (i) 55 years of age or older; (ii) five years of employment; and (iii) the combination of age and service years must be 65 or greater. LTIP treatment for retirement eligible employees is as follows: (i) unvested RSUs continue to vest in full as per the regular vest dates with no pro-rating; and (ii) PSUs will vest on the scheduled vesting date based on the level of actual performance on a pro-rata basis based on the ratio of: (a) the number of days of employment completed since the grant date, to (b) the number of days between the grant date and the scheduled vesting date.
(2)The value of RSU and PSU acceleration is equal to the market price of a Common Share on December 31, 2024 ($92.30), multiplied by the number of RSUs or PSUs that become vested or non-forfeitable as a result of the triggering event.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of SEC Regulation S-K, we are providing the following information regarding the relationship between executive compensation actually paid and certain financial performance measures of the Corporation for the fiscal years shown.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for non- PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on		Net Income ($)(M)	Adjusted Earnings Per Share ($)
					Total Shareholder Return (TSR) ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$14,994,451	$138,928,408	$3,709,736	$32,293,639	$829	$137	$428.0	$3.88
2023	$13,464,727	$66,304,466	$3,486,199	$16,914,031	$263	$106	$244.4	$2.46
2022	$12,037,172	$17,489,671	$3,418,278	$4,328,888	$101	$75	$180.1	$1.94
Column (b) reflects compensation amounts reported in the “Total” column of the Summary Compensation Table for Robert A. Mionis, the CEO, for the respective years shown.
Column (c) regarding “Compensation Actually Paid” (“CAP”) to the CEO in each of 2024, 2023 and 2022 reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (c) of the table above do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year.

Compensation Actually Paid to PEO:	2024	2023	2022

Summary Compensation Table Total	$14,994,451	$13,464,727	$12,037,172
Less: Equity Award Values Reported in SCT for the Year	-$10,209,050	-$9,174,809	$-7,891,200
Plus: Year-End Fair Value for Equity Awards Granted in the Year that Remained Unvested as of Year-End	$27,431,000	$22,377,208	$7,155,008
Year over Year Change in Fair Value of Outstanding Unvested Equity Granted in Prior Years	$94,402,772	$35,156,930	$5,629,129
Change in Fair Value of Equity Awards from Last Day of Prior Year to Vesting Date that Vested during the Year from Prior Years	$12,309,235	$4,480,410	$559,562
Less: Fair Value of Equity Awards Forfeited during the Year	—	—	—
Compensation Actually Paid	$138,928,408	$66,304,466	$17,489,671
Column (d) includes the following non-CEO NEOs (collectively, the “Non-CEO NEOs”) in the average figures shown: Mandeep Chawla, Jason Phillips, Todd Cooper and Yann Etienvre.
Column (e) reflects average “compensation actually paid” for our non-CEO NEOs in each of 2024, 2023 and 2022 in the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (e) of the table above do not reflect the actual amount of compensation earned by or paid to our non-CEO NEOs during the applicable year.

Compensation Actually Paid to Non-PEO NEOs:	2024	2023	2022

Summary Compensation Table Total	$3,709,736	$3,486,199	$3,418,278
Less: Equity Award Values Reported in SCT for the Year	-$2,139,705	-$1,993,320	$-1,904,300
Plus: Year-End Fair Value for Equity Awards Granted in the Year that Remained Unvested as of Year-End	$5,749,243	$4,862,016	$1,726,644
Year over Year Change in Fair Value of Outstanding Unvested Equity Granted in Prior Years	$21,745,263	$9,410,083	$1,027,977
Change in Fair Value of Equity Awards from Last Day of Prior Year to Vesting Date that Vested during the Year from Prior Years	$3,229,102	$1,149,053	$60,289
Less: Fair Value of Equity Awards Forfeited during the Year	—	—	—
Compensation Actually Paid	$32,293,639	$16,914,031	$4,328,888
Column (f) represents, for the relevant fiscal year, the cumulative TSR of Celestica for the measurement periods ending on December 31 of each of 2024, 2023 and 2022, respectively.

Column (g) represents, for the relevant fiscal year, the cumulative TSR of the peer group consisting of the S&P Americas BMI Technology Hardware & Equipment Index (“Peer Group TSR”) for the measurement periods ending on December 31 of each of 2024, 2023 and 2022, respectively.
Column (h) reflects the Corporation’s net income for 2024, 2023 and 2022.
Column (i) in respect of the company-selected measure is adjusted earnings per share for each of 2024, 2023 and 2022. See About the Information in this Proxy Statement — Note Regarding Non-GAAP Financial Measures and Appendix D — Non-GAAP Financial Measures.

Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, the following graphs illustrate the relationship between the amounts disclosed in the Pay Versus Performance Table above, as CAP to TSR, peer group TSR, Net Income and Adjusted EPS.
CAP Compared to Celestica TSR and Peer Group TSR
CAP Compared to Net Income

CAP Compared to Celestica Adjusted EPS
Tabular List of Performance Measures
The following is a list of the financial performance measures (unranked) that the Corporation considers to be the most key measures used to link compensation actually paid to its NEOs for the most recently completed fiscal year to the financial performance of the Corporation:

Revenue
Adjusted operating margin
Non-GAAP free cash flow
Adjusted EPS
Relative TSR
CEO Pay Ratio

In accordance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all employees of the Corporation and the annual total compensation of Mr. Mionis, our CEO.

CEO Pay Ratio Disclosure
CEO Annual Total Compensation	$14,994,451
Median of Annual Total Compensation of all other Celestica Employees	$11,910
Ratio of Annual Total Compensation of CEO to Median Annual Total Compensation of all other Celestica Employees	1,259

Methodology
Our CEO pay ratio is an estimate calculated in a manner consistent with SEC rules and based upon our reasonable judgment and assumptions.

Consideration Population
As of December 31, 2024, we employed 25,663 employees worldwide that meet the definition of employee under item 402(u), other than our CEO. No countries were excluded.

Identifying Our Median Employee
In determining our median employee, we used fiscal year 2024 target total cash compensation (base salary plus target cash bonus). Equity-based compensation was not included as it is limited to director-level and above employees which would not impact the determination of the median employee. Adjustments were made to annualize salaries of all newly hired full-time employees who did not work for the entire fiscal year 2024. For employees located outside the U.S., compensation was converted to U.S. dollars using the spot exchange rate as of December 31, 2024. Using this methodology, we determined that, as of December 31, 2024, the median employee was a full-time employee based in Malaysia whose total 2024 compensation including base salary, annual incentive and all other compensation components, was $11,910.
The fiscal 2024 annual total compensation of Mr. Mionis, our CEO, at fiscal year end, was $14,994,451 as set forth in the Summary Compensation Table. The ratio of our CEO’s annual total compensation to our median employee’s annual total compensation was 1,259:1.
To provide some context for the above CEO pay ratio, as a large global manufacturing company, our business operations rely heavily on employees outside of both Canada and the United States. Of the 25,663 employees included in our analysis, over 85% are located outside of both Canada and the United States. The compensation levels of our employees differ from country to country based on market trends and local currency foreign exchange rates. We annually conduct competitive market pay analysis in all countries we operate in to help ensure we remain competitive with local market practices.
We believe the disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, this disclosure may not be comparable to the pay ratio reported by other companies.

MATTER 4: ADVISORY VOTE ON THE FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTE
As required under Section 14A of the Exchange Act, we are also asking our shareholders to indicate the frequency with which they believe an advisory vote on executive compensation, or “say-on-pay” vote, should occur. Shareholders may indicate whether they prefer that we hold a “say-on-pay” vote every one year, two years, or three years, or they may abstain from this vote.
The Board, upon the recommendation of the HRCC, has determined that a say-on-pay vote every year is the best approach for our Corporation and our shareholders. Having a “say-on-pay” vote annually will give us the opportunity to receive shareholder feedback on our executive compensation on a timely and regular basis and to consider that feedback as part of our annual executive compensation review.
This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board or the HRCC. Shareholders will be able to specify their preferred frequency by choosing the option of one year, two years, three years or abstain when voting, on an advisory basis, on the following non-binding resolution:
“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be considered to be the preferred frequency of the shareholders with which the Corporation is to hold future shareholder advisory votes on executive compensation.”
The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive officer compensation that has been selected by shareholders.
Shareholders are not voting to approve or disapprove the Board’s recommendation. Although non-binding, the Board and the HRCC will carefully review the voting results. However, because this vote is advisory and not binding on the Board, the Board may decide that it is in the best interests of our shareholders and the Corporation to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” “ONE YEAR” AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION SET FORTH IN MATTER 4.
It is intended that, on any ballot relating to the approval of the Vote on Frequency of Executive Compensation, the Common Shares represented by proxies in favor of the Proxy Holders will be voted ONE YEAR as the frequency of future advisory votes on executive compensation, unless a vote for another frequency is indicated.

MATTER 5: APPROVAL OF THE 2025 LONG TERM INCENTIVE PLAN
2025 Long Term Incentive Plan

On February 28, 2025, upon recommendation of the HRCC, the Board approved the adoption of the 2025 Plan, subject to receipt of shareholder approval at the Meeting. Under the 2025 Plan, employees, consultants and directors of the Corporation and its affiliates performing services for us, including our executive officers, will be eligible to receive awards. The 2025 Plan, if approved by our shareholders, will provide for the grant of stock options, restricted shares, RSUs, PSUs, deferred share units, director share units, and other awards valued wholly or partially in reference to or based on Common Shares or other property of the Corporation, which are intended to align the interests of participants with those of our shareholders. The following description of the 2025 Plan is qualified in its entirety by reference to the full text of the 2025 Plan, a copy of which is attached hereto as Appendix B.
The Board is confident that our future success depends on our ability to attract and retain top talent. The capacity to grant equity awards is an essential tool for recruitment and retention. Equity awards not only incentivize exceptional performance, but also align the interests of our employees and shareholders.
If approved by shareholders, the 2025 Plan will become effective as of the date of the Meeting and thereafter we do not intend to grant any additional awards under our prior equity incentive plans (which include, for the avoidance of doubt, the LTIP, the CSUP and the DSCP) (the “Prior Equity Plans”). Furthermore, pursuant to the rules of the NYSE, we will no longer be permitted to grant any additional awards under the Prior Equity Plans after the date of the Meeting as a result of ceasing to qualify as a foreign private issuer and becoming subject to the requirements applicable to U.S. domestic issuers on January 1, 2025. If we make any additional grants under the Prior Equity Plans between April 22, 2025 and the date of the Meeting, we will reduce the number of Common Shares available under the 2025 Plan by the number of Common shares subject to such grants. Outstanding awards under the Prior Equity Plans shall remain in effect in accordance with their terms until such awards vest or expire, at which points the Prior Equity Plans shall cease to have any further force and effect.

Securities Authorized for Issuance under the Prior Equity Plans
The following table sets forth information regarding outstanding equity under the Prior Equity Plans as of April 22, 2025:

		Number of Outstanding Awards under the Prior Equity Plans(1)
		(#)
Prior Equity Plans Approved by Securityholders(2)	LTIP (Options)(3)	70,888
	LTIP (RSUs)	448,704
	LTIP (PSUs)	487,969
	Total	1,007,561
Prior Equity Plans Not Approved by Securityholders(4)	CSUP (RSUs)	971,015
	CSUP (PSUs)	1,692,433
	DSCP (DSUs)	439,386
	Total	3,102,834
Total		4,110,395

(1)The total number of securities issuable upon the exercise/settlement of outstanding grants under the Prior Equity Plans represents 0.88% of the total number of outstanding Common Shares at April 22, 2025 (LTIP (Options) — .062%, LTIP (RSUs) — 0.390% and LTIP (PSUs) — .424%).
If approved by shareholders, the 2025 Plan will become effective as of the date of the Meeting and thereafter we do not intend to grant any additional awards under the Prior Equity Plans. Furthermore, pursuant to the rules of the NYSE, we will no longer be permitted to grant any additional awards under the Prior Equity Plans after the date of the Meeting as a result of ceasing to qualify as a foreign private issuer and becoming subject to the requirements applicable to U.S. domestic issuers on January 1, 2025. If we make any additional grants under the Prior Equity Plans between April 22, 2025 and the date of the Meeting, we will reduce the number of Common Shares available under the 2025 Plan by the number of Common shares subject to such grants. Outstanding awards under the Prior Equity Plans shall remain in effect in accordance with their terms until such awards vest or expire, at which points the Prior Equity Plans shall cease to have any further force and effect.
(2)We intend to settle all outstanding awards under the LTIP with Common Shares issued from treasury. As of April 22, 2025, 8,323,942 Common Shares are reserved for issuance from treasury for potential future grants of securities-based compensation under the LTIP. See also footnote (1) above.
(3)For the outstanding options, the weighted average exercise price is $10.58 and the weighted average remaining term is 7 years.
(4)We intend to settle all outstanding awards under the CSUP and the DSCP with Common Shares purchased on the open market (not from treasury). See also footnote (1) above.

Background
For information about our grant practices under the current LTIP and the CSUP, including “burn rate” and “overhang”, see above under Equity Compensation Plans.

Share Reserve
Following approval by our shareholders, we will reserve 7,000,000 Common Shares for issuance under the 2025 Plan, which would represent approximately 6.1% of the issued and outstanding Common Shares as of the date of this Proxy Statement. In addition, the following Common Shares will again be available for grant or issuance in connection with the exercise and settlement of awards under the 2025 Plan:
•shares subject to awards granted under the 2025 Plan that are subsequently forfeited or cancelled;
•shares subject to awards granted under the 2025 Plan that otherwise terminate without shares being issued; and
•shares surrendered, cancelled, or exchanged for cash (but not shares surrendered to pay the exercise price or withholding taxes associated with the award).
If approved by shareholders, the 2025 Plan will become effective as of the date of the Meeting and no additional awards will be granted under the Prior Equity Plans. Furthermore, pursuant to the rules of the NYSE, we will no longer be permitted to grant any additional awards under the Prior Equity Plans after the date of the Meeting as a result of ceasing to qualify as a foreign private issuer and becoming subject to the requirements applicable to U.S. domestic issuers on January 1, 2025. If we make any additional grants under the Prior Equity Plans between April 22, 2025 and the date of the Meeting, we will reduce the number of Common Shares available under the 2025 Plan by the number of Common shares subject to such grants. Outstanding awards under the Prior Equity Plans shall remain in effect in accordance with their terms until such awards vest or expire, at which points the Prior Equity Plans shall cease to have any further force and effect.
The 7,000,000 Common Shares that will be reserved for issuance under the 2025 Plan, are expected to provide us with sufficient shares to cover the awards to be granted over the next five to seven years, assuming that we continue to grant awards consistent with our historical usage and current practices, as reflected in our recent historical burn rate described above under Equity Compensation Plan. The Board took into account, among other things, our share price and volatility, share usage, burn rate and dilution, and the existing terms of our outstanding awards to determine the size of the share reserve for the 2025 Plan. As described below in more detail, the 2025 Plan includes a number of provisions intended to protect shareholder interests and reflect good corporate governance practices, including a fixed share reserve that does not have an evergreen share reserve increase feature.

Administration
The 2025 Plan will be administered by the HRCC. The HRCC has the authority to construe and interpret the 2025 Plan, grant awards and make all other determinations necessary or advisable for the administration of the 2025 Plan. Awards under the 2025 Plan may be made subject to performance conditions and other terms.

Eligibility
Our employees, consultants and directors, and employees, consultants and directors of our affiliates, will be eligible to receive awards under the 2025 Plan. As of April 22, 2025, approximately 3,100 employees, 7 non-employee directors, and 10 consultants would have been eligible to be considered for participation in the 2025 Plan had it been effective. The HRCC will determine who will receive awards, and the terms and conditions associated with such awards. The HRCC will also determine the eligibility and any awards granted to any employee or non-employee director who is subject to Section 16 of the Securities Exchange Act of 1934, as amended. All awards granted under the 2025 Plan are discretionary and grants of awards thereunder do not entitle eligible individuals to future grants of awards.
Awards that will be granted under the 2025 Plan cannot be assigned or transferred. Subject to certain limited exceptions, non-employee directors may not receive awards in any calendar year in excess of US$750,000, and, with respect to Insiders

(as defined in the 2025 Plan) of the Corporation, the total number of Common Shares issued to Insiders pursuant to all security based compensation arrangements of the Corporation within any one-year period may not exceed 10% of the number of Common Shares outstanding at the time of issuance (excluding any other shares issued under all security based compensation arrangements of the Corporation during such one-year period) and the total number of Common Shares reserved for issuance to Insiders pursuant to all security based compensation arrangements of the Corporation shall not exceed 10% of the number of shares outstanding at the time of reservation. The Board and the HRCC otherwise retain discretion in determining the quantum of any awards to any eligible participant, provided that in no event shall more than the maximum number of Common Shares issuable under the 2025 Plan be exceeded.

Term
The 2025 Plan will terminate ten years from the date our Board approves the plan, unless it is terminated earlier by our Board.

Award Forms and Limitations
The 2025 Plan authorizes the granting of stock awards, restricted shares, RSUs, PSUs, deferred share units and other awards valued wholly or partially in reference to or based on Common Shares or other property of the Corporation. An aggregate of 7,000,000 Common Shares will be available for issuance under awards granted pursuant to the 2025 Plan. For stock options that are intended to qualify as incentive stock options (“ISOs”), under Section 422 of the Code, the maximum number of Common Shares subject to ISO awards shall be 7,000,000.

Stock Options
The 2025 Plan provides for the grant of ISOs only to our employees. All options other than ISOs may be granted to our employees, directors and consultants. The exercise price of each option to purchase Common Shares must be at least equal to the fair market value of the Common Shares on the date of grant. The exercise price of ISOs granted to 10% or more shareholders must be at least equal to 110% of that value. Options granted under the 2025 Plan may be exercisable at such times and subject to such terms and conditions as the HRCC determines. The maximum term of options granted under the 2025 Plan is 10 years (five years in the case of ISOs granted to 10% or more shareholders). A participant may pay the exercise price due upon exercise of a stock option with cash or check, by way of a “cashless exercise” or on such other terms and conditions acceptable to the HRCC in administering the 2025 Plan.

Restricted Shares
The 2025 Plan provides for the grant of awards consisting of Common Shares subject to restrictions on sale and transfer. The price (if any) paid by a participant for a restricted shares award and the vesting will be determined by the HRCC. Unless otherwise determined by the HRCC at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested Common Shares will be forfeited to or repurchased by us. The HRCC may condition the grant or vesting of shares of restricted shares on the achievement of performance conditions and/or the satisfaction of a time-based vesting schedule.

Restricted Share Units
The 2025 Plan permits the issuance of RSUs to eligible employees, directors and consultants. RSUs granted under the 2025 Plan represent the right to receive Common Shares or cash payment at a specified future date and may be subject to vesting, forfeiture and other restrictions. The vesting schedule and expiration of any RSUs will be determined by the HRCC in administering the 2025 Plan.

Performance Share Units
The 2025 Plan permits the issuance of PSUs to eligible individuals. A PSU is an RSU that is settled upon the attainment of specific performance goals. A PSU may be settled in cash or in Common Shares. These awards are subject to forfeiture prior to settlement due to termination of a participant’s employment or failure to achieve the performance conditions. The vesting schedule and expiration of any PSUs will be determined by the HRCC in administering the 2025 Plan.

Deferred Share Units
The 2025 Plan permits the granting of RSUs with a deferral feature (“Deferred Share Units”) . Deferred Share Units granted under the 2025 Plan may be subject to vesting and forfeiture conditions during the applicable restriction period or periods as set forth in an award agreement. The HRCC will determine the terms and conditions for each Deferred Share Unit award including, without limitation, any vesting and performance criteria, subject to the conditions and limitations contained in the 2025 Plan. The vesting schedule and expiration of any Deferred Share Units will be determined by the HRCC in administering the 2025 Plan.

Director Share Units
The 2025 Plan permits the granting of RSUs to non-employee directors (“Director Share Units”). Like RSUs, Director Share Units represent the right to receive Common Shares or cash payment at a specified future date and may be subject to vesting, forfeiture and other restrictions. Director Share Units will be granted in accordance with our Director Compensation Policy in effect at the time of grant. The vesting schedule and expiration of any Director Share Units will be determined by the HRCC in administering the 2025 Plan.

Limits on Awards to Directors
The total compensation payable to a non-employee director for services performed as a director, including the grant date value of awards under the 2025 Plan, cash retainers, committee fees and other compensation, will generally not exceed $750,000 during any fiscal year.

Other Cash-Based Awards
The HRCC may grant other cash-based awards to participants in amounts and on terms and conditions determined in its discretion. Cash-based awards may be granted subject to vesting conditions or awarded without being subject to conditions or restrictions.

Restrictive Covenants
An award agreement under the 2025 Plan may provide that the right of the participant to vest in any award, or retain any benefit received in respect of an award, will terminate immediately upon the Participant’s violation of a non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any company policy or agreement between the participant and the Corporation. In the event of such a violation, the participant may be required to repay any amounts previously received in respect of such award.

Federal Income Tax Consequences
The following discussion summarizes certain United States Federal income tax considerations of awards under the 2025 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.
•Restricted Shares, RSUs (including Deferred Share Units and Director Share Units) and PSUs. Participants subject to United States income tax will not realize ordinary income on the grant of a restricted stock award, but will realize ordinary income when the shares subject to the award become vested. The amount of ordinary income will be equal to the excess of the fair market value of the shares on the vesting date over the purchase price, if any, paid for the shares. We may allow a participant to elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for the shares. If such an election is made, the participant will not realize any additional taxable income when the shares become vested.
•Participants subject to United States income tax will not realize ordinary income on the grant of a restricted stock unit, Deferred Share Unit, Director Share Unit or PSU award, but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of the fair market value of the shares on the date they are issued over the purchase price, if any, paid for the award.
•Upon disposition of shares acquired under a restricted stock award, RSU, PSU, Deferred Share Unit award or Director Share Unit award, a participant subject to United States income tax will realize a capital gain or loss equal to the difference between the selling price and the sum of any amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.
•Stock Options. A participant subject to United States income tax will not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an ISO, the excess of the fair market value of the shares acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the ISO or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the ISO; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.
•Company Tax Considerations. Subject to certain Internal Revenue Service code provisions, we generally will be entitled to a tax deduction in connection with an award under the 2025 Plan in an amount equal to the ordinary income realized by a participant subject to United States income tax and at the time the participant realizes such income (for example, on vesting and delivery of a performance award). As a general matter, while the HRCC considers tax deductibility as one of several relevant factors in determining compensation, it retains the flexibility to design and maintain executive compensation arrangements that it believes will attract and retain executive talent and result in strong returns to shareholders, even if such compensation is not deductible by us for federal income tax purposes.

New Plan Benefits
Because awards under the 2025 Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to the CEO, the NEOs, all current executive officers as a group, the non-employee directors as a group, and all employees who are not executive officers, are not presently determinable. We have not made any awards under the 2025 Plan that are contingent upon obtaining shareholder approval of the 2025 Plan.

Termination of Service
Pursuant to the 2025 Plan and other than as set forth below, upon the termination of employment or other engagement between an eligible plan participant and the Corporation or its affiliate, (i) any unvested award granted under the 2025 Plan will terminate automatically on the date of such termination without any further action by the Corporation and will be forfeited without further notice or consideration, and (ii) to the extent such employment or other engagement is terminated by the Corporation for Cause (as defined in the 2025 Plan) or due to the participant’s resignation, all Common Shares subject to any outstanding award (whether vested or unvested) shall be forfeited automatically on the date of such termination without further notice or consideration. Notwithstanding the foregoing, the 2025 Plan provides that certain awards shall be treated in the following manner, dependent on the context in which an eligible participant’s employment or other engagement with the Corporation or any affiliate of the Corporation is terminated:
•Restricted Share Units. Upon termination for death, disability or any reason other than for Cause (other than where such participant is eligible for retirement as of the termination date), a pro-rata portion of any unvested RSUs shall automatically vest based on the number of completed days (in respect of any termination for death or disability) or full years (in respect of any termination for any reason other than for Cause) between the vesting commencement date of such award and date of termination, with the remainder being forfeited. Upon termination due to such participant’s retirement (including where such participant is eligible for retirement and is terminated for any reason other than for Cause), any unvested RSUs will remain outstanding and vest upon the original vesting dates as set forth in the underlying award agreement providing for such grant.
•Performance Share Units. Upon termination for retirement, disability or any reason other than for Cause, a pro-rata portion of any unvested PSUs shall remain outstanding and continue to have the opportunity to vest based on the number of completed days (in respect of any termination for retirement or disability) or full years (in respect of any termination for any reason other than for Cause) between the vesting commencement date of such award and date of termination, with the remainder being forfeited. Such pro-rata portion will vest at the conclusion of the performance period applicable to such PSUs based on actual performance as determined in accordance with the 2025 Plan and the underlying award agreement providing for such grant. Upon termination due to such participant’s death, a pro-rata portion of any unvested PSUs shall automatically vest based on the number of completed days between the vesting commencement date of such award and date of termination, with the remainder being forfeited.
•Stock Options. Upon termination for death or disability, all stock options that are held by such participant that are vested and exercisable will remain exercisable until the earlier of one year from the date of termination and original expiration date of such options; provided that in the event of termination by reason of disability, if such participant deceases within such exercise period, all vested and unexercised options shall be extended to the earlier of one year from the date of death and original expiration date of such options. Upon termination for any reasons other than for Cause or due to retirement, all options that are held by such participant that are vested and exercisable will remain exercisable until the earlier of 30 days from the date of termination and original expiration date of such options. Upon termination due to retirement, all unvested options will remain outstanding and will vest upon the original vesting dates as set forth in the underlying award agreement providing for such grant.
If there is a Change of Control (as defined in the 2025 Plan), and an eligible plan participant’s employment or engagement is terminated without Cause or for Good Reason (as defined in the 2025 Plan), either (i) within the earlier of the six month period preceding the Change of Control or the date of public disclosure in respect of any transaction which, if completed, would give rise to a Change of Control and (ii) the two year period following the Change of Control, such participant’s awards will fully vest on the later of (i) the date of the Change of Control) and (ii) the date of termination. For any PSUs or other award subject to performance-based vesting conditions, the number of Common Shares issued thereunder shall be determined on the basis that: (i) for awards subject to performance-based vesting conditions that were granted within 12 months prior to such determination date, based on the target level of performance specified within an award agreement unless actual performance at the time of Change of Control has exceeded the target performance in which case, actual performance shall apply; and (ii) for awards that were granted more than 12 months prior to the determination date, based on at least 100% of actual performance.

Additional Provisions
Unless otherwise provided in a grant agreement, awards granted under the 2025 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution. Unless otherwise restricted by the HRCC, awards that are non-ISOs may be exercised during the lifetime of the optionee only by the optionee, the optionee’s guardian or legal representative, or a family member of the optionee who has acquired the non-ISOs by a permitted transfer. Awards that are ISOs may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative.
Subject to any required approval by the TSX or applicable securities regulatory authority having jurisdiction over the Corporation, in the event of, among other things, any extraordinary dividend or other distribution, Extraordinary Corporate Event (as defined under the 2025 Plan), Change of Control, issuance of warrants or other rights to purchase Common Shares or other securities of the Corporation, the HRCC may, in its discretion, provide for any or all of the following actions:
•to provide that an award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby;
•to provide that an award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable grant, exercise or purchase price;
•to make adjustments in the number and type of shares (or other securities or property) subject to outstanding awards and/or with respect to which awards may be granted under the 2025 Plan and/or in the terms and conditions of, and the criteria included in, outstanding awards; provided that such adjustments result in substantially equivalent value being provided to the holders of outstanding awards;
•to replace an award with other rights or property of substantially equivalent value;
•to modify the terms of awards to add events, conditions or circumstances upon which the vesting of such awards or lapse of restrictions thereon will accelerate; and/or
•to deem any performance conditions satisfied at target, maximum or actual performance through closing of a corporate transaction or to provide for the performance conditions to continue after the closing.
In connection with an Extraordinary Corporate Event involving the Corporation, a Change of Control, or the Corporation’s or any of its subsidiaries’ acquisition of property or securities, substitute awards may be granted on such terms as the HRCC deems appropriate, notwithstanding limitations on awards in the 2025 Plan. Substitute awards granted will not count against the maximum number of Common Shares issuable pursuant to the exercise and settlement of awards granted under the 2025 Plan.

Amendments
To the extent permitted by applicable laws, the Board may amend, suspend or terminate the 2025 Plan at any time without shareholder or approval, provided that no amendment (or portion thereof): (a) may materially and adversely affect any award outstanding at the time of such amendment except as permitted by the terms of the 2025 Plan without the affected participant’s consent; and (b) shall be effective unless in compliance with applicable securities laws and approved by the shareholders of the Corporation to the extent shareholder approval is necessary to satisfy any applicable securities laws.
For certainty, none of the following amendments will require shareholder approval:
•a change to the vesting provisions of any award granted under the 2025 Plan;
•a change to the provisions governing the effect of termination of a participant’s employment, contract or office;
•a change to accelerate the date on which any award may be exercised under the 2025 Plan;
•an amendment of the 2025 Plan or an award as necessary to comply with applicable law or the requirements any other securities regulatory authority, the 2025 Plan, the participants or the shareholders;
•any amendment of a “housekeeping” nature, including without limitation those made to clarify the meaning of an existing provision of the 2025 Plan or any agreement, correct or supplement any provision of the 2025 Plan that is inconsistent with any other provision of the 2025 Plan or any agreement, correct any grammatical or typographical errors or amend the definitions in the 2025 Plan regarding administration of the 2025 Plan; or
•any amendment regarding the administration of the 2025 Plan.
Notwithstanding the foregoing, certain amendments will require shareholder approval, including the following:
•any increase in the maximum number of Common Shares that may be issuable pursuant to awards granted under the 2025 Plan, other than certain adjustments contemplated in the 2025 Plan;
•any reduction in the exercise price of an award benefiting an Insider, except in the case of an adjustment contemplated in the 2025 Plan;
•any extension of any date of expiration of an award benefiting an Insider, except in case of an extension due to a blackout period;
•any amendment to remove or to exceed the insider participation limit; and
•any amendment to certain of the amendment provisions in the 2025 Plan.

Approval
Shareholders will be asked at the Meeting to consider, and, if deemed advisable, approve the following ordinary resolution (the “2025 Plan Resolution”):
WHEREAS
1.The Board of Directors of the Corporation approved, on February 28, 2025, the adoption of the Celestica Inc. 2025 Long Term Incentive Plan (the “2025 Plan”), subject to shareholder approval, for the benefit of employees (including executive officers), consultants and directors of the Corporation and its affiliates; and
2.There will be a maximum of 7,000,000 common shares reserved for issuance under the 2025 Plan;
BE IT RESOLVED THAT:
1.The 2025 Plan, as disclosed in the Proxy Statement of the Corporation in respect of its Annual and Special Meeting of Shareholders to be held on June 17, 2025, be and is hereby approved; and
2.Any director or officer of the Corporation be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determined to be necessary in order to give full effect to the intent and purpose of this resolution.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE 2025 PLAN RESOLUTION.
It is intended that, on any ballot relating to the approval of the 2025 Plan Resolution, the Common Shares represented by proxies in favor of the Proxy Holders will be voted FOR the 2025 Plan Resolution, unless a vote “against” is indicated.

MATTER 6: ADOPTION OF BY-LAW 2 (ADVANCE NOTICE)
Confirmation of Adoption of By-Law 2 (Advance Notice)

On January 29, 2025, the Board adopted, with immediate effect, By-Law No. 2 of the Corporation regarding advance notice requirements for the nomination of individuals for election as directors (the “Advance Notice By-Law”). In order for the Advance Notice By-Law to remain in effect following the termination of the Meeting, the adoption of the Advance Notice By-Law must be confirmed by an ordinary resolution of shareholders at the Meeting.

Purpose of the Advance Notice By-Law
The Corporation is committed to: (i) facilitating an orderly and efficient process for the election of directors at annual or special meetings of shareholders; (ii) ensuring that all shareholders receive adequate notice of the director nominations, and sufficient information with respect to all director nominees; and (iii) allowing shareholders to make an informed vote after having been afforded reasonable time for appropriate deliberation.
The purpose of the Advance Notice By-Law is to provide shareholders, directors and management of the Corporation with a clear framework respecting the nomination of persons for election as directors. The Advance Notice By-Law fixes a deadline by which shareholders must provide notice of nominations for election of directors prior to any annual or special meeting of shareholders, and sets forth the information that a shareholder must include in the notice to the Corporation in order for a nominee to be eligible for nomination to be elected as a director.

Terms of the Advance Notice By-Law
The Advance Notice By-Law, among other things, provides that shareholders seeking to nominate, in compliance with the Advance Notice By-Law, candidates for election as directors must give timely notice in writing to the Corporate Secretary of the Corporation. The Advance Notice By-Law does not interfere with the ability of shareholders to requisition a meeting or to nominate directors by way of a shareholder proposal in accordance with the Business Corporations Act (Ontario) (the “OBCA”).
To be timely, such notice must be properly given: (i) in the case of an annual meeting (including an annual and special meeting) of shareholders, not less than 30 days prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile both on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov, of the date the meeting was made, notice by the nominating shareholder must be properly given not later than the close of business on the tenth day following the Notice Date; (ii) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not also called for other purposes), not later than the close of business on the fifteenth day following the Notice Date; and (iii) notwithstanding the foregoing, in the case of an annual meeting of shareholders or a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not also called for other purposes) where “notice-and-access” is used for delivery of proxy-related materials and the Notice Date is not less than 50 days before the date of the meeting, not less than 40 days prior to the date of the meeting.
With respect to only the Meeting, as the first annual meeting of shareholders held after the adoption by our Board of Directors of this by-law, notice must be properly given no later than the later of (i) the latest applicable date otherwise provided for under the Advance Notice By-Law (as described above) and (ii) the close of business on the tenth day following the date of first public announcement of the requirements of the Advance Notice By-Law.
The Advance Notice By-Law also prescribes the proper written form for a shareholder’s notice as well as additional requirements in connection with nominations. Except as otherwise provided by applicable law and the Corporation’s articles of incorporation, no person will be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of the Advance Notice By-Law. The Advance Notice By-Law authorizes the chair of the meeting to determine whether a nomination was made in accordance with the procedures set forth in the Advance Notice By-Law and, if any proposed nomination is not in compliance with the Advance Notice By-Law, to declare that such defective nomination shall be disregarded. The Board may, in its sole discretion, waive any requirements of the Advance Notice By-Law.

A copy of the Advance Notice By-Law is attached as Appendix C to this Proxy Statement.

Approval
Shareholders will be asked at the Meeting to consider, and, if deemed advisable, approve the following ordinary resolution (the “By-Law 2 Resolution”):
“RESOLVED that:
(a) The adoption of By-Law 2 (Advance Notice) of Celestica Inc. (the “Corporation”), as approved by the Corporation’s Board of Directors on January 29, 2025, is hereby confirmed; and
(b) any one officer or any one director of the Corporation, is hereby authorized and empowered, acting for, in the name of and on behalf of the Corporation, to take all such further actions, to execute and deliver such further agreements, instruments and documents in writing and to do all such other acts and things as in their opinion may be necessary and/or desirable to give effect to the foregoing resolution.”
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE BY-LAW 2 RESOLUTION.
It is intended that, on any ballot relating to the By-Law 2 Resolution, the Common Shares represented by proxies in favor of the Proxy Holders will be voted FOR the resolution, unless a vote “against” is indicated.

DATE OF SUBMISSION OF SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
To be considered for inclusion in Celestica’s proxy materials relating to the 2026 Annual Meeting of Shareholders (in the event such meeting is not advanced or delayed by more than 30 calendar days from the anniversary of the Meeting), a shareholder proposal must be submitted in writing and received at the Corporation’s principal executive offices (as set forth below) on or before: (i) December 30, 2025 for proposals submitted pursuant to Rule 14a-8 under the Exchange Act; or (ii) April 18, 2026 for proposals submitted pursuant to the OBCA; provided that such shareholder proposal satisfies all other requirements for shareholder proposals under Rule 14a-8 or the OBCA, as applicable. Any such proposals should be submitted to: the Corporate Secretary at 5140 Yonge Street, Suite 1900, Toronto, Ontario. Shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide the Corporation notice that sets forth the information required by Rule 14a-19 under the Exchange Act postmarked to the Corporation at the address set forth above no later than April 18, 2026 to comply with the SEC’s universal proxy rules.
In addition, assuming it is confirmed at the Meeting, the Advance Notice By-Law provides that shareholders seeking to nominate candidates for election as directors must give timely notice in writing to the Corporate Secretary of the Corporation. To be timely, in the case of Celestica’s next annual meeting, such notice must be properly given, not less than 30 days prior to the date of the meeting (and not less than 40 days in the event that Celestica uses “notice-and-access” for delivery of proxy-related materials in respect of such meeting); provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile both on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov, of the date of the meeting was made, notice by the nominating shareholder must be properly given not later than the close of business on the tenth day following the Notice Date.

GENERAL INFORMATION ABOUT THE MEETING
Annual Meeting

Q.WHAT MATTERS WILL BE CONSIDERED AT THE MEETING?
A.Shareholders will receive and consider the financial statements of the Corporation for the year ended December 31, 2024, together with the report of the auditor thereon. In addition, shareholders will be voting on the following matters: (i) election of each individual director to the Board of Directors of the Corporation for the ensuing year; (ii) appointment of an auditor for the Corporation for the 2025 fiscal year and authorization of the Board to fix the auditor’s remuneration; (iii) an advisory vote to approve NEO compensation; (iv) an advisory vote on the frequency of voting to approve NEO compensation; (v) approval of the Celestica Inc. 2025 Long Term Incentive Plan; (vi) confirmation of adoption of the Corporation’s By-Law 2 regarding advance notice requirements for the nomination of individuals for election as directors; and (vii) any other matters as may properly be brought before the Meeting, or any adjournment(s) or postponement(s) thereof.
Q.HOW DO I GET A PAPER COPY OF THE PROXY MATERIALS?
A.You may request paper copies of this Proxy Statement and our 2024 Form 10-K at no cost up to one year from the date that this Proxy Statement was filed on EDGAR. In order to receive a paper copy before the date of the Meeting, your request should be received at least 10 days prior to the date of the Meeting.
Shareholders of Record: Prior to the Meeting, shareholders of record may request paper copies of this Proxy Statement and our 2024 Form 10-K by calling the Corporation’s registrar and transfer agent, Computershare Investor Services Inc. (“Computershare”), toll-free at 1-866-962-0498 or direct, from outside of North America at 514-982-8716 and entering your Control Number as indicated on your proxy card or Notice of Internet Availability of Proxy Materials (“Notice”).
Beneficial Holders: Prior to the Meeting, beneficial holders may request paper copies of this Proxy Statement and our 2024 Form 10-K by visiting www.proxyvote.com or by calling 1-877-907-7643 (toll free in Canada and the United States) and entering the control number located on the voting instruction form provided to you and following the instructions. If you are calling from outside Canada or the United States, or you do not have a 16-digit control number, you can call (English) 1-303-562-9305 or (French) 1-303-562-9306 to request a paper copy of the Meeting Materials/Proxy Statement.
If you request a paper copy of this Proxy Statement, you will not receive a new proxy card or voting instruction form, so you should keep the original form sent to you in order to vote at the Meeting.
Following the Meeting, you may request paper copies of the Meeting Materials by calling Broadridge Investor Communication Solutions (“Broadridge”) at 1-877-907-7643 within North America, or direct, from outside of North America at 1-303-562-9305 (English) and 1-303-562-9306 (French).
Q.WHO IS ENTITLED TO VOTE?
A.Any holder of Common Shares of the Corporation at the close of business on April 22, 2025 or such holder’s duly appointed proxyholders or representatives are entitled to vote.
There were 114,991,980 Common Shares (which carry one vote per share) issued and outstanding on such date. The Corporation has no other class of stock outstanding.
Q.WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A BENEFICIAL HOLDER?
A.Shareholders of Record: If your Common Shares are registered directly in your name on a share certificate or a direct registration system statement, you are considered the shareholder of record with respect to those Common Shares. If you are a shareholder of record, the Meeting Materials, or the Notice, have been sent or provided directly to you.
Beneficial Holders: If your Common Shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those Common Shares. However, you are still considered the beneficial holder of those Common Shares, and your Common Shares are said to be held in “street name.” Beneficial holders generally cannot submit a proxy or vote their Common Shares directly and must instead instruct the broker, bank, trust or other nominee on how to vote their

Common Shares using the methods described in the voting instruction form provided by the intermediary holding your shares.
Q.HOW DO I ATTEND THE MEETING?
A.The Meeting will be held at Celestica’s headquarters at 5140 Yonge Street, Suite 1900, Toronto, Ontario and virtually at https://meetnow.global/MSD5U5Y. Only shareholders of record and holders of a validly issued proxy registered with Computershare are entitled to attend, ask questions and vote at the Meeting in person. If attending the Meeting in person, register with a representative of our transfer agent, Computershare, to receive a ballot when you arrive.
We will also be holding the Meeting in a virtual format, which will be conducted over the internet via live audio-only webcast at https://meetnow.global/MSD5U5Y. We encourage you to access the Meeting virtually prior to the start time. Online access will begin at 8:30 a.m. EDT. You will be required to enter a 15-digit control number, which can be found on your Notice, proxy card, electronic notification or voting instructions included with your proxy materials. Instructions on how to connect and participate in the Meeting virtually are described herein and posted on the Corporation’s website at www.celestica.com/shareholder-documents.
To access copies of the proxy materials and vote online, go to https://www.envisionreports.com/CLSQ2025 before the Meeting and follow the instructions for voting on the Notice.
In order to participate in the Meeting virtually, shareholders of record must have a valid 15-digit Control Number and duly appointed Appointees must have received an email from Computershare containing an Invite Code. Voting at the Meeting virtually will only be available subject to the procedures described under How Do I Vote if I am a Shareholder of Record? and How Do I Vote If I Am a Beneficial Shareholder? Shareholders of record who have appointed and registered an Appointee may attend the Meeting virtually by clicking the “Invitation” button and completing the online form but will be unable to participate in, or vote at, the Meeting virtually. Beneficial holders who have not appointed and registered themselves or who have appointed and registered an Appointee may attend the meeting by clicking “Guest” and completing the online form, but will be unable to participate in, or vote at, the Meeting virtually. See Can a Shareholder of Record Appoint Someone Other Than the Proxy Nominees To Vote Their Shares At The Meeting? below for further information about Appointees.
United States Beneficial Shareholders: To attend and vote at the virtual meeting, you must first obtain a valid Legal Proxy from your broker, bank or other agent and then register in advance to attend the meeting. Follow the instructions from your broker or bank included with the Proxy Materials or contact your broker or bank to request a Legal Proxy. After first obtaining a valid Legal Proxy from your broker, bank or other agent, you must submit a copy of your Legal Proxy to Computershare in order to register to attend the meeting. Requests for registration should be sent:
By mail to:
COMPUTERSHARE
100 UNIVERSITY AVENUE, 8TH FLOOR
TORONTO, ON M5J 2Y1
By email at: USLegalProxy@computershare.com
Requests for registration must be labeled as “Legal Proxy” and be received by no later than 9:30 a.m. EDT on June 13, 2025.
You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at virtually at https://meetnow.global/MSD5U5Y during the meeting. Please note that you are required to register your appointment at www.computershare.com/Celestica.
Q. WHAT IS A QUORUM FOR THE MEETING?
A.Persons present not being less than two in number and holding or representing by proxy not less than 35% of the total number of the issued shares of the Corporation for the time being enjoying voting rights at the Meeting is necessary to constitute a quorum.
Q. HOW DO I ASK QUESTIONS DURING THE MEETING?
A.Both online and in person, shareholders of record or their registered Appointees will have opportunities to participate in the Meeting.
Only shareholders of record or registered Appointees may submit questions (or vote) while connected to the Meeting virtually on the Internet. If you wish to submit a question, you may do so by logging into the virtual meeting platform at https://meetnow.global/MSD5U5Y, typing the question into the Q&A tab at the top of the screen. Shareholders of record attending as guests and non-shareholders of record who have not appointed themselves or an Appointee may attend the Meeting but will be unable to submit questions or vote at the Meeting. Additional information regarding the ability of participants to ask questions during the Meeting virtually will be made available within the Meeting’s online platform by clicking on the “Documents” tab at the top right of the screen.
The Chair of the Meeting or members of management present at the Meeting will respond to questions from registered shareholders or registered Appointees relating to a matter to be voted on at the Meeting before a vote is held on such matter, if applicable. General questions will be addressed by the Chair of the Meeting and other members of management following the end of the Meeting during the question period. For any submissions made but not addressed during the question period following the end of the Meeting, a member of the Corporation’s management will attempt to contact such shareholder to respond to the submission to the extent the shareholder has provided an email address within their submission.
Q. WHAT IF I HAVE TECHNICAL DIFFICULTIES ACCESSING THE MEETING VIRTUALLY?
A.If shareholders (or their Appointees) encounter any difficulties accessing the Meeting virtually during the check-in or meeting time, they may attend the Meeting virtually by clicking “Guest” and completing the online form. Participants should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Meeting virtually.
Voting

Q.WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER?
A.If a quorum is present, the vote required to approve each of the matters is as follows:

	Required Vote	Board Voting Recommendation
Matter 1: Election of Directors	Majority of the votes cast*	✓ FOR
Matter 2: Approval of Appointment of Auditor and Authority of Board to Fix Auditor Remuneration	Majority of the votes cast†	✓ FOR
Matter 3: Advisory Vote to Approve Named Executive Officer Compensation	Majority of the votes cast	✓ FOR
Matter 4: Advisory Vote on the Frequency of Executive Compensation Advisory Vote	Majority of the votes cast	✓ ONE YEAR
Matter 5: Approval of the 2025 Long Term Incentive Plan	Majority of the votes cast	✓ FOR
Matter 6: Adoption of By-Law 2 (Advance Notice)	Majority of the votes cast	✓ FOR
* See Matter 1: Election of Directors for a description of our Majority Voting Policy.
† In accordance with the OBCA, shareholders will be given the opportunity to vote for or withhold from voting with respect to this matter.

For purposes of determining the number of votes cast with respect to these matters, only those cast “For,” “Withheld” or “Against” are included; abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting. With respect to the advisory vote on the frequency of voting to approve named executive officer compensation (Matter 4), the frequency receiving the greatest number of votes will be considered the frequency recommended by shareholders; abstentions and broker non-votes will have no effect. With respect to determining whether a proposal will pass, voting “WITHHOLD” will have the same effect as an abstention.
Q.HOW WILL MY SHARES BE VOTED AT THE MEETING?
A.Shareholders of Record: If you are a shareholder of record, your shares will be voted at the Meeting as instructed in your executed proxy card. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:
1.FOR the election of each of the Director nominees named in this Proxy Statement;
2.FOR the approval of the appointment and related authorization for the remuneration of KPMG LLP as our independent registered public accounting firm for the 2025 fiscal year;
3.FOR the approval, on an advisory basis, of the compensation of our NEOs;

4.ONE YEAR as the frequency of future advisory say-on-pay votes;
5.FOR the approval of the 2025 Long Term Incentive Plan;
6.FOR the confirmation of By-Law No. 2 of the Corporation; and
7.As the proxy holders may determine in their best judgment with respect to any other matters that may be properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Beneficial Holders: As a non-shareholder of record, if your shares are held in “street name” through a broker who is a member of the NYSE and you do not return the voting instruction form, your broker will not have the discretion to vote your shares on any “non-routine” matters, as defined under NYSE rules. Therefore, it is important that you instruct your broker or other intermediary how to vote your shares. If such broker doesn’t receive voting instructions as to a non-routine matter (all matters, other than Matter 2 to appoint the auditor for the 2025 fiscal year and to authorize the directors to fix the auditor’s remuneration, are “non-routine” matters under NYSE rules), a “broker non-vote” with respect to such shares occurs, and such shares will not be taken into account in determining the outcome of the non-routine matter.
Q.WHO WILL COUNT THE VOTES?
A.Representatives of our transfer agent, Computershare, will tabulate the votes and act as scrutineers, also known as inspectors of election.
Voting by Shareholders of Record

Q.CAN A SHAREHOLDER OF RECORD APPOINT SOMEONE OTHER THAN THE PROXY NOMINEES TO VOTE THEIR SHARES AT THE MEETING?
A.Yes, you may appoint an individual or company other than the Proxy Nominees to vote your shares at the Meeting (such individual or authorized representative of such company shall be referred to herein as an “Appointee”). Write the name of the designated Appointee (who need not be a shareholder of Celestica) in the blank space provided in the proxy card.
If you appoint an Appointee to represent you at the Meeting virtually, you must first submit your form of proxy appointing such Appointee; then register your Appointee. Registering your Appointee is an additional step you need to take after submitting your proxy to appoint your Appointee in order for your Appointee to vote your shares at the Meeting virtually. If you fail to register your Appointee, your Appointee will not receive an Invite Code, and will be unable to participate in, or vote at, the Meeting virtually. To register an Appointee, you MUST visit https://www.computershare.com/Celestica by no later than 9:30 a.m. EDT on June 13, 2025 and provide Computershare with your Appointee’s contact information, so that Computershare may provide your Appointee with an Invite Code via email.
A proxy can be submitted to Computershare by mail or courier, to: Computershare Investor Services Inc. at 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 or online at www.investorvote.com.
The proxy must be deposited with Computershare by no later than 9:30 a.m. EDT on June 13, 2025, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, before the commencement of such adjourned or postponed Meeting. If a shareholder who has submitted a proxy attends the Meeting virtually via the webcast and has accepted the terms and conditions when entering the Meeting online, any votes cast by such shareholder on a ballot will be counted and the submitted proxy will be disregarded. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at their discretion, with or without notice. The Chair is under no obligation to accept or reject any particular late proxy.
Without an Invite Code, Appointees will not be able to vote at the Meeting virtually.
Please ensure that the Appointee you have appointed is attending the Meeting and is aware that such Appointee will be voting your shares. Appointees who will be attending the Meeting in person should speak to a representative of Computershare upon arriving at the Meeting.
Q.HOW DO I EXERCISE MY VOTE (AND BY WHEN) IF I AM A SHAREHOLDER OF RECORD?
A.Whether or not you plan to attend the Meeting, we urge you to review your proxy materials and vote your shares in advance of the Meeting.
If you are a shareholder of record, you may exercise your right to vote by the following methods:

By Mail: Complete, sign and date the accompanying proxy card (if you are a shareholder of record) or voting instruction form (if you are a beneficial holder) and return it in the envelope addressed to Computershare, which must be received no later than 9:30 a.m. (EDT) on June 13, 2025.
By Telephone/Internet: If you choose to vote your shares by telephone or internet, your vote must be received no later than 9:30 a.m. (EDT) on June 13, 2025. A proxy can be submitted to Computershare online at www.investorvote.com.
During the Meeting (In-Person or Online): Shareholders of record (or such Appointees) who were assigned a Control Number or Invite Code by Computershare will be able to vote and submit questions during the Meeting virtually. To do so, please go to https://meetnow.global/MSD5U5Y. prior to the start of the Meeting virtually to login. Shareholders of record or duly appointed Appointees can participate in the Meeting virtually by clicking “Shareholder” (in the case of Shareholders of record) and entering a Control Number and “Invitation” and entering an Invite Code (in the case of Appointees) before the start of the Meeting. It is important that you are connected to the internet at all times during the Meeting in order to vote virtually when balloting commences. If you (or your duly-appointed Appointee) vote your shares online at the Meeting, such vote will be taken and counted at the Meeting. See How do I Attend the Meeting? above for instructions on how to attend the Meeting (but not participate in, or vote at the Meeting) if you have appointed an Appointee.
If a shareholder of record (or their duly-appointed Appointee) votes their shares at the Meeting in person, their vote will be taken and counted at the Meeting.
The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at their discretion, with or without notice. The Chair is under no obligation to accept or reject any particular late proxy. Non-shareholders of record should refer to How Do I Vote If I Am a Beneficial Holder? below.
Q.WHAT IF I CHANGE MY MIND AFTER I SUBMIT MY PROXY?
A.You may revoke any proxy that you have given at any time prior to its use at the Meeting or any adjournment(s) or postponement(s) thereof. In addition to revocation in any other manner permitted by law, you may revoke your proxy by preparing a written statement, signed by you or your attorney, as authorized, or if the proxy is given on behalf of a corporation or other legal entity, by a duly authorized officer or attorney of such corporation or legal entity, prior to the proxy being voted, or by transmitting, by telephonic or electronic means, a revocation signed by electronic signature by you or by your attorney, who is authorized in writing, to the principal executive office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment(s) or postponement(s) thereof.
If you or your Appointee vote by ballot at the Meeting, any proxy previously submitted by you will automatically be removed. If you are using a 15-digit Control Number to login to the Meeting virtually and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not accept the terms and conditions, in which case you can only enter the Meeting virtually as a guest.
Q. WHAT IF AMENDMENTS ARE MADE TO THE SCHEDULED MATTERS OR IF OTHER MATTERS ARE
BROUGHT BEFORE THE MEETING?
A.The form of proxy confers discretionary authority upon the Proxy Nominees in respect of any amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting or any adjournments(s) or postponement(s) thereof.
As of the date of this Proxy Statement, the Corporation’s management was not aware of any such amendments, variations or other matters to come before the Meeting. However, if any amendments, variations or other matters that are not now known to management should properly come before the Meeting or any adjournment(s) or postponement(s) thereof, the Common Shares represented by proxies in favour of the Proxy Nominees will be voted on such matters in accordance with their best judgment.
Voting by Beneficial Holders

Q.HOW DO I VOTE IF I AM A BENEFICIAL HOLDER?
A.If you are a beneficial holder, you can vote your shares through your broker or other intermediary by following the instructions your intermediary provides to you. As a beneficial holder, while you are invited to attend the Meeting, you will not be entitled to vote at the Meeting unless you make the necessary arrangements with your intermediary to do so, in addition, if applicable, to following the procedures described below.
For purposes of Canadian securities laws, beneficial holders fall under two categories: (i) those “objecting beneficial owners” (known as OBOs), who object to their identity being made known to the issuers of securities which they own and (ii) “non-objecting beneficial owners” (known as NOBOs) who do not object to their identity being made known to the issuers of the securities they own. Subject to the provisions of Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, issuers may request and obtain a list of their NOBOs from intermediaries and may use the NOBO list in connection with any matters relating to the affairs of the issuer, including the distribution of proxy-related materials directly to NOBOs. We are not sending Meeting materials directly to NOBOs; instead, we use and pay intermediaries and agents to send the Meeting materials.
If you are a beneficial holder, the broker or other intermediary holding your shares should provide a voting instruction form. In order to cast your vote, you must follow the instructions on the voting instruction form. Alternatively, the intermediary may provide you with a signed form of proxy. In this case, you do not need to sign the form of proxy, but should complete it and forward it directly to Broadridge.
Non-U.S. Residents. To attend and vote at the Meeting virtually, if you are a non-U.S. resident beneficial owner, you must appoint yourself as proxyholder by inserting your own name in the space provided on the Voting Instruction Form sent to you and you must follow all of the applicable instructions, including the deadline, provided by your intermediary.
U.S. Residents. To attend and vote at the Meeting virtually, if you are a U.S. resident beneficial owner, you must first obtain a valid legal proxy from your intermediary, and then register in advance to virtually participate in, and vote at the Meeting virtually. Follow the instructions from your intermediary included with these proxy materials, or contact them to request a legal proxy form. After first obtaining a valid legal proxy from your intermediary, you must submit a copy of your legal proxy to Computershare in order to register to attend the meeting. Requests for registration should be directed to: Computershare Investor Services Inc. at 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 or uslegalproxy@computershare.com. Such requests must be labeled as “Legal Proxy” and be received no later than June 13 2025 by 9:30 am. You will receive a confirmation of your registration by email after Computershare receives your registration materials. You also are required to register yourself or your Appointee at www.computershare.com/Celestica. You may then attend the Meeting virtually and vote your shares at https://meetnow.global/MSD5U5Y during the Meeting.
Beneficial owners who have not appointed themselves may attend the Meeting virtually by clicking “Guest” and completing the online form but will be unable to participate in, or vote at, the Meeting.
If you vote and would subsequently like to change your vote (whether by revoking a voting instruction or by revoking a proxy), you should contact the intermediary to discuss whether this is possible and, if so, what procedures you should follow.
Q. WHAT IF I CHANGE MY MIND AFTER I SUBMIT MY VOTING INSTRUCTIONS?
A.You may submit new voting instructions by contacting your broker or other intermediary and following its instructions for how to do so.
Proxy Materials

Q.WHO PAYS THE COST OF SOLICITING PROXIES FOR THE MEETING?
A.All associated costs of solicitation will be borne by the Corporation. The solicitation will be primarily by mail, but proxies may also be solicited personally by regular employees of the Corporation for which no additional compensation will be paid. The Corporation will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial holders. Further, the Corporation has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation. For these services, the Corporation will pay Innisfree M&A Incorporated a fee of $25,000 plus reasonable expenses.
Q.HOW DO I ACCESS THE PROXY STATEMENT ELECTRONICALLY?
A.This Proxy Statement and other relevant materials are available on the Corporation’s website at www.celestica.com/shareholder-documents and https://www.envisionreports.com/CLSQ2025, and will remain there for one full year after the date this Proxy Statement was filed on EDGAR and SEDAR+. Voting buttons are available at https://www.envisionreports.com/CLSQ2025 and will be turned off once the Meeting is concluded. This Proxy Statement will also be available under the Corporation’s profile on EDGAR at www.sec.gov and SEDAR+ at www.sedarplus.ca.

Q.WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF THE PROXY MATERIALS INSTEAD OF A PAPER COPY OF THE FULL SET OF PROXY MATERIALS?
A.In our continuing effort to reduce environmental impacts and increase sustainability, we have adopted the “notice-and-access” procedures permitted under applicable U.S. and Canadian securities laws for distribution of proxy materials primarily via the internet. Shareholders will receive the Notice in the mail explaining how to access proxy materials, including this Proxy Statement, electronically and how to request a paper copy. The principal benefit of the notice-and access-procedures is that they reduce costs and the environmental impact of producing and distributing large quantities of paper documents that are ultimately discarded.
Q.WHAT IS HOUSEHOLDING?
A.SEC rules permit companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for Notices and proxy materials with respect to two or more stockholders sharing the same address by delivering only one Notice or set of proxy materials to that address. This process, which is commonly referred to as “householding,” can effectively reduce our printing and postage costs.
Certain of our shareholders whose shares are held in street name and who have consented to householding will receive only one Notice or set of proxy materials per household. If you would like to receive a separate Notice or set of proxy materials in the future, or if your household is currently receiving multiple copies of the same items and you would like to receive only a single copy at your address in the future, please contact Celestica’s Corporate Secretary by mail at 5140 Yonge Street, Suite 1900 Toronto, Ontario, Canada M2N 6L7 and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers.
Shareholder Inquiries

Q.HOW CAN I CONTACT THE INDEPENDENT DIRECTORS, NON-MANAGEMENT DIRECTORS AND CHAIR?
A.You may confidentially contact the Chair of the Board, the non-management directors or the independent directors by writing to them individually or as a group at the Corporation’s head (principal executive) office. Please send your letters in sealed envelopes to our head (principal executive) office as follows and we will deliver them to the Chair of the Board or the appropriate addressee(s) or their designees, unopened c/o Investor Relations, 5140 Yonge Street, Suite 1900 Toronto, Ontario, Canada M2N 6L7, Phone: 416-448-2211.
Q.WHOM SHOULD I CONTACT IF I HAVE QUESTIONS CONCERNING THE PROXY STATEMENT?
A.If you have questions concerning the information contained in this Proxy Statement you may contact Celestica Investor Relations at the address above or via email at clsir@celestica.com.
Q.HOW CAN I CONTACT THE TRANSFER AGENT?
A.You may contact the transfer agent by mail at Computershare Investor Services Inc. 100 University Avenue, 8th Floor Toronto, Ontario M5J 2Y1 or by telephone at 1-800-564-6253 (within Canada and the U.S.) or 514-982-7555 (all other countries).

CERTIFICATE
The contents of this Proxy Statement and the sending thereof to the shareholders of the Corporation have been approved by the Board of Directors.
Toronto, Ontario, April 29, 2025
By Order of the Board of Directors
Douglas Parker
Chief Legal Officer and Corporate Secretary

Appendix A - Board of Directors Mandate
1.MANDATE
1.1In adopting this mandate:
(a)the Board of Directors (the “Board”) of Celestica Inc. (“Celestica”, or the “corporation”) acknowledges that the mandate prescribed for it by the Business Corporations Act (Ontario) (the “OBCA”) is to supervise the management of the business and affairs of Celestica and that this mandate includes responsibility for stewardship of Celestica; and
(b)the Board explicitly assumes responsibility for the stewardship of Celestica, as contemplated by applicable regulatory and stock exchange requirements.
2.BOARD MEMBERSHIP
2.1Number of Members — The Board shall consist of such number of members of the Board (“Directors”) as the Board may determine from time to time, provided that such number shall be within the minimum and maximum number of Directors set out in Celestica’s articles of incorporation.
2.2Independence of Members — The Board shall be comprised of Directors such that the Board complies with all independence requirements under applicable corporate and securities laws and all applicable stock exchange requirements. The Board shall annually review the relationships that each Director has with Celestica in order to satisfy itself that all applicable independence criteria have been met.
2.3Election and Appointment of Directors — Directors shall be elected by the shareholders annually. Once elected, the Directors will hold office until the close of the next annual meeting of shareholders or until successors are elected or appointed, unless such office is earlier vacated in accordance with the corporation’s by-laws.
2.4Vacancy — The Board may appoint a member to fill a vacancy that occurs on the Board between annual elections of Directors to the extent permitted by the OBCA.
2.5Removal of Members — Any Director may be removed from office by an ordinary resolution of the shareholders.
3.EXPECTATIONS OF DIRECTORS
3.1Minimum Standards for Directors — Directors and the Board as a whole are expected to meet the following minimum standards:
(a)integrity and high ethical standards;
(b)career experience and expertise relevant to Celestica’s business purpose, financial responsibilities and risk profile (and Celestica shall disclose each Director’s career experience and qualifications in every proxy circular delivered in connection with a meeting at which Directors are to be elected);
(c)a proven understanding of fiduciary duty;
(d)the ability to read and understand financial statements;
(e)well-developed listening, communicating and influencing skills so, that individual Directors can actively participate in Board discussions and debate; and
(f)time to serve effectively as a Director by not over-committing to other corporate and not-for- profit boards.
3.2Attendance at Meetings
(a)Every Director shall prepare for and attend (absent extenuating circumstances) all scheduled meetings of the Board and meetings of committees of the Board on which the Director serves.
(b)It may be necessary to hold Board meetings by telephone (or other electronic means by which the Board is able to communicate in real time) from time to time. Although participation in person, when meetings are scheduled to be held in person, is strongly encouraged, when circumstances prevent a Director from attending a scheduled meeting in person, that Director shall make every effort to participate in the meeting by telephone or such other electronic means of communication.
3.3Preparation for Meetings — Directors shall set aside adequate time to read and absorb the materials provided to them in advance of any meeting of the Board and any meetings of committees on which the Director serves. Preparation time will vary according to the complexity of the materials.

3.4Participation in Meetings — Directors are expected to participate fully and frankly in the deliberations and discussions of the Board and its committees. They must apply informed and reasoned judgment to each issue that arises and express opinions, ask further questions and make recommendations that they think are necessary or desirable. Each Director shall act directly, not by proxy, either in person or by written resolution. Each Director shall have an equal say with each of the other Directors.
3.5Service on Other Boards or Changes in Principal Occupation — A Director must advise the Chair and the chair of the Nominating and Corporate Governance Committee:
(a)in advance of accepting an invitation to serve on the board of another public company; or
(b)if that Director changes his or her principal occupation.
4.BOARD CHAIR
4.1Board to Appoint Chair — The Board shall appoint the Chair of the Board (the “Chair”) from the members of the Board. The Chair shall be an independent Director.
4.2Chair to be Appointed Annually — The appointment of the Chair shall take place annually at the first meeting of the Board after a meeting of the shareholders at which Directors are elected, provided that if the designation of the Chair is not so made, the Director who is then serving as Chair shall continue as Chair until his or her successor is appointed.
5.MEETINGS OF THE BOARD
5.1Quorum — A quorum of the Board shall be a majority of its members.
5.2Time and Place of Meetings — The time and place of the meetings of the Board and the calling of meetings and the procedure in all things at such meetings shall be determined by the Board; provided, however, the Board shall meet at least four times a year, with additional meetings held as deemed advisable.
5.3Right to Vote — Each Director shall have the right to vote on matters that come before the Board.
5.4Invitees — The Board may invite any person to attend meetings of the Board to assist in the discussion and examination of the matters under consideration by the Board.
5.5In Camera Sessions — As part of each meeting of the Board, the independent Directors shall meet without any member of management being present (including any Director who is a member of management).
6.OUTSIDE ADVISORS
6.1Retaining and Compensating Advisors — The Board shall have the authority to retain and terminate external advisors to assist in fulfilling its responsibilities and to set and pay the reasonable compensation of these respective advisors without consulting or obtaining the approval of any officer of the corporation. The corporation shall provide appropriate funding, as determined by the Board, for the services of these advisors. Notwithstanding the foregoing, the Human Resources and Compensation Committee shall have the sole authority to terminate any consultant or advisor retained by it.
In addition, an individual Director shall have the authority to retain external advisors with the approval of the Chair. Fees and expenses relating to the retention of such advisors by an individual Director shall be subject to pre-approval by the Chair and, if so approved, paid by the corporation.
7.REMUNERATION OF BOARD MEMBERS
7.1Members of the Board and the Chair shall receive such remuneration for their service on the Board as the Board may determine from time to time, having regard to the recommendations of the Human Resources and Compensation Committee.
8.DUTIES AND RESPONSIBILITIES OF THE BOARD
8.1Specific Aspects of Stewardship Function — In adopting this mandate, the Board hereby explicitly assumes responsibility for the stewardship of the corporation including for the matters set out below:
(a)to the extent feasible, satisfying itself as to the integrity of the corporation’s Chief Executive Officer (“CEO”) and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization;

(b)adopting a strategic planning process and:
(i)approving, on at least an annual basis, a strategic plan that takes into account, among other things, the opportunities and risks of the business and monitoring of progress against strategic and business goals;
(ii)conducting an annual review of resources required to implement Celestica’s growth strategy and the regulatory, governmental and other constraints on Celestica’s business;
(iii)monitoring the execution of Celestica’s strategy and the achievement of its stated objectives;
(iv)reviewing, at every board meeting, any recent developments that may impact Celestica’s growth strategy; and
(v)evaluating management’s analysis of the strategies of competitors;
(c)identifying the principal risks of the corporation’s business and ensuring the implementation of appropriate systems to identify, assess, manage and mitigate these risks with a view to achieving a proper balance between risks incurred and potential return to holders of securities of the corporation and to the long-term viability of the corporation. In this regard, the Board shall require management to report on a quarterly basis to the Board, and the Board shall review such reports provided by management, on the principal risks inherent in the business of the corporation (including appropriate crisis preparedness, business continuity, information system controls, cybersecurity and information security, disaster recovery plans and risks related to environmental, social and governance (“ESG”) matters, including, among other things, climate policy and sustainability), and the steps implemented by management to manage these risks;
(d)succession planning;
(e)reviewing financial reporting and regulatory compliance;
(f)establishing a communications policy for the corporation;
(g)reviewing the corporation’s internal control and management information systems;
(h)reviewing management of capital;
(i)reviewing and approving material transactions;
(j)establishing measures for receiving feedback from securityholders;
(k)in addition to the specific governance matters covered by this mandate, overseeing the corporation’s general strategy, policies and initiatives relating to ESG matters, including, among other things, climate change and sustainability; and
(l)reviewing board operations and evaluating board, committee and individual Director effectiveness.
8.2Corporate Governance Matters
(a)The Board shall be responsible for developing the corporation’s approach to corporate governance, and shall review and, if it considers appropriate, approve corporate governance guidelines recommended to it by the Nominating and Corporate Governance Committee and which comply with all applicable legal and stock exchange listing requirements and with such recommendations of relevant securities regulatory authorities and stock exchanges as the Board may consider appropriate.
(b)The Board shall review and, if it considers appropriate, approve any proposed changes to the corporate governance guidelines recommended to it by the Nominating and Corporate Governance Committee.
(c)The Board shall review and approve any disclosure with respect to Celestica’s governance practices in any document before it is delivered to Celestica’s shareholders or filed with securities regulators or stock exchanges.
(d)The Board shall review and, if it considers appropriate, approve the process recommended to it by the Nominating and Corporate Governance Committee for annually assessing the performance of the Board as a whole, the committees of the Board, the contribution of individual Directors (including the Chair of the Board) and the effectiveness of management.
(e)The Board shall review and, if it considers appropriate, approve disclosure policies recommended to it by the Nominating and Corporate Governance Committee with respect to matters not covered by mandated financial disclosure.

8.3Nomination and Appointment of Directors
(a)The Board shall adopt selection criteria to be used by the Nominating and Corporate Governance Committee in selecting candidates for nomination to the Board and shall require the Nominating and Corporate Governance Committee to make recommendations to it with respect to such selection criteria.
(b)The Board shall nominate individuals for election as Directors by the shareholders and shall require the Nominating and Corporate Governance Committee to make recommendations to it with respect to such nominations.
(c)The Board may fill vacancies on the Board as it is permitted by law to fill and shall require the Nominating and Corporate Governance Committee to make recommendations to it with respect to such vacancies.
(d)The Board shall consider recommendations made to it by the Nominating and Corporate Governance Committee with respect to the size and composition of the Board.
8.4Majority Voting — The Board has adopted a Majority Voting Policy and shall review the recommendations of the Nominating and Corporate Governance Committee concerning resignations of directors pursuant to Celestica’s Majority Voting Policy in respect of the election of directors and if advisable, accept or reject any such resignation, in accordance with the terms of Celestica’s Majority Voting Policy.
8.5Specific Authorization — The Board shall authorize the CEO to enter into commitments on behalf of Celestica, subject to certain limits, and shall from time to time, as the Board considers appropriate, review such authorization.
8.6Significant Decisions — The Board shall require management to obtain its approval for all significant decisions, including: major financings; significant acquisitions, dispositions and capital expenditures; and each annual operating plan.
8.7Information Flow from Management — The Board shall require management to keep it apprised of the Corporation’s performance and events that may materially affect Celestica’s business.
8.8Corporate Objectives — The Board shall from time to time, as it considers appropriate, review and approve financial and business goals and objectives which will be used as a basis for measuring the performance of the CEO and will be relevant to CEO compensation.
8.9Establishment of Committees
(a)The Board shall establish and maintain the following standing committees of the Board, each having a mandate that incorporates all applicable legal and stock exchange listing requirements and with such recommendations of relevant securities regulatory authorities and stock exchanges as the Board may consider appropriate:
(i)Audit Committee;
(ii)Nominating and Corporate Governance Committee; and
(iii)Human Resources and Compensation Committee.
(b)Subject to Celestica’s articles and by-laws, the Board may appoint any other committee of Directors and delegate to such committee any of the powers of the Board, except to the extent that such delegation is prohibited under the OBCA.
(c)The Board shall appoint and maintain in office, members of each of its committees such that the composition of each such committee is in compliance with all applicable legal and stock exchange listing requirements and with such recommendations of relevant securities regulatory authorities and stock exchanges as the Board may consider appropriate. The Board shall require the Nominating and Corporate Governance Committee to make recommendations to it with respect to such matters.
(d)The Board shall from time to time, as it considers appropriate, review the mandates of each of its committees and shall approve any changes to those mandates as it considers appropriate. The Board shall require the Nominating and Corporate Governance Committee to make recommendations to the Board with respect to such matters.
8.10Appointments
(a)Subject to Celestica’s articles and by-laws, the Board may designate the offices of the corporation and appoint officers.

(b)The Board shall also adopt position descriptions for:
(i)the Chair;
(ii)the CEO; and
(iii)the chair of each standing committee of the Board,
and shall require the Nominating and Corporate Governance Committee to make recommendations to the Board with respect to such matters.
8.11Financial Statements — The Board shall review and, if it considers appropriate, approve Celestica’s quarterly and annual financial statements after the Audit Committee has reviewed and made a recommendation to the Board regarding such statements.
8.12Compensation Matters
(a)Compensation and Benefits — The Board shall approve the total compensation for the members of the Board, in light of the recommendations of the Human Resources and Compensation Committee.
(b)Pension Plan Matters — The Board shall receive and review reports from management and from the Human Resources and Compensation Committee covering the administration, investment performance, funding, financial impact, actuarial reports and other pension plan related matters.
8.13Human Capital Management — The Board shall review the recommendations of the Human Resources and Compensation Committee with respect to the Company’s human capital management practices and strategies, including as a result of the committee’s: (i) review of reports from management to monitor Celestica’s culture and employee engagement; (ii) oversight of policies and programs in place to support and promote the health, safety and well-being of Celestica’s employees; and (iii) consideration of other ESG practices related to the committee’s charter.
8.14Code of Business Conduct and Ethics
(a)The Board shall approve a business code of conduct and ethics (the “Code”) recommended to it by management and which complies with all applicable legal and stock exchange listing requirements and with such recommendations of relevant securities regulatory authorities and stock exchanges as the Board may consider appropriate.
(b)The Board shall monitor compliance with the Code, including through reports as appropriate from management.
(c)Either the Board or the Nominating and Corporate Governance Committee shall consider and, if it considers appropriate, approve the granting of waivers of the Code for the benefit of the corporation’s Directors or executive officers.
8.15Security Holder Feedback — The Board shall establish measures for receiving feedback from stakeholders, including through a shareholder engagement process, as well as mechanisms that enable security holders to directly contact the Chair of the Board or the independent directors (individually or as a group).
9.EVALUATION OF MANDATE
9.1Amendments to Mandate — The Board shall from time to time, as it considers appropriate, review this mandate, consider any recommendations of the Chair of the Board for amendments to the mandate and cause the Nominating and Corporate Governance Committee to review this mandate. The Board shall approve any changes as it considers appropriate.
10.NO RIGHTS CREATED
10.1This mandate is a statement of broad policies and is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the corporation. While it should be interpreted in the context of all applicable laws, regulations and stock exchange listing requirements, as well as in the context of the corporation’s articles and by-laws, this mandate is not intended to, and shall not, establish any legally binding obligations.

Appendix B- 2025 LONG TERM INCENTIVE PLAN
Article I.BACKGROUND AND PURPOSE
1.1The Plan’s purpose is to (i) enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities, (ii) align the interests of such individuals with the Company’s shareholders and (iii) promote ownership of the Company’s equity. Capitalized terms used in the Plan are defined in Article XV. This Plan applies to all Awards granted on or after the Effective Date.
The Plan was adopted by the Board on February 28, 2025, and it becomes effective upon approval by the shareholders of the Company and the Applicable Stock Exchange (the “Effective Date”) in accordance with Section 14.3. As of the Effective Date, no additional awards will be granted under the Prior Plans. Awards granted prior to the Effective Date under a Prior Plan (“Prior Plan Awards”) will continue to be governed by the terms and conditions of the applicable Prior Plan and corresponding Award Agreement. The terms of this Plan are not intended to affect the interpretation of the terms of any Prior Plan as they existed prior to the Effective Date.
Article II.ELIGIBILITY
2.1 Eligible Individuals are eligible to be granted Awards under the Plan, subject to the limitations described herein. All Awards granted under the Plan are discretionary and grants of Awards hereunder do not entitle Eligible Individuals to future grants of Awards.
Article III.ADMINISTRATION AND DELEGATION
3.1Administration. The Plan is administered by the Administrator. The Administrator will have the authority in its sole discretion to exercise all of the powers granted to it under the Plan. The Administrator has authority to determine which Eligible Individuals receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices (including those governing the Administrator’s own operations) as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards, may amend the Plan to reflect changes in applicable law and may amend any Award Agreement in any respect (including modify, waive, amend, or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Criteria), subject to the conditions and limitations in the Plan. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2Decisions Final. Any decision, interpretation, or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding, and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors, and assigns.
3.3Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board will, at all times, have all of the authority and responsibility delegated to a Committee hereunder and may abolish any Committee or re-vest in itself any previously delegated authority at any time. The Board (or its delegate) may in its sole discretion appoint from time to time one or more entities to act as administrative agent to administer the Awards granted under the Plan and to act as trustee to hold and administer the assets that may be held in respect of Awards granted under the Plan, the whole in accordance with the terms and conditions determined by the Board in its sole discretion.
3.4Administrator. To the extent Applicable Laws permit, the Administrator, within its sole discretion, may delegate any of its duties and powers to any Director(s) or any officer(s) of the Company or its Subsidiaries.
Article IV.SHARES AVAILABLE FOR AWARDS
4.1Number of Shares. Subject to adjustment under Article XII and the terms of this Article IV, the total number of Shares which may be delivered pursuant to Awards granted under the Plan on or after the Effective Date shall not exceed 7,000,000 Shares (the “Overall Share Limit”); provided that the Overall Share Limit shall be reduced on a one-for-one basis by any awards settled in Shares under the Prior Plans that are granted between April 22, 2025 and the date of the approval of this Plan by the shareholders of the Company.
4.2Shares Counted Against the Overall Share Limit. If, on or after the Effective Date, any Award is settled in cash, forfeited or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such forfeited, terminated or canceled Award shall thereafter become available to be delivered pursuant to Awards granted under this Plan. Shares are surrendered or withheld from any Award to satisfy any obligation of the Participant (including Federal, state, Canadian or foreign taxes) or Shares owned by a Participant are tendered to pay the grant, exercise or purchase price of any Award shall count against the Overall Share Limit at the time such Share is surrendered, withheld or tendered and shall not be available to be delivered pursuant to other Awards granted under this Plan. The payment of any dividend equivalent right in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. For the avoidance of doubt, this Section 4.2 does not apply to Prior Plan Awards, and in no event will Shares underlying Prior Plan Awards become available to be delivered under this Plan (including if such Prior Plan Awards are settled in cash, forfeited, withheld or otherwise are terminated without the delivery of Shares).
4.3Annual Limit on Non-Employee Director Compensation. In each calendar year during any part of which this Plan is in effect, a Non-Employee Director may not receive Awards for such individual’s service on the Board that, taken together with any cash fees paid to such Non-Employee Director during such calendar year for such individual’s service on the Board, have a value in excess of 750,000 United States Dollars (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided that, (a) the Administrator may make exceptions to this limit, except that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for Non-Employee Directors and (b) for the calendar year in which the pricing date of the Company’s initial public offering occurs or for any calendar year in which a Non-Employee Director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or non-executive chair of the Board, additional compensation may be provided to such Non-Employee Director in excess of such limit.
4.4Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, a number of Shares that is no more than the Overall Share Limit may be issued pursuant to the exercise of Incentive Stock Options.
4.5Substitute Awards.
(a)In connection with an Extraordinary Corporate Event involving the Company, a Change of Control, or the Company’s or any Subsidiary’s acquisition of an entity’s property or shares, the Administrator may grant Awards in substitution for any options or other share, share-based or share-linked awards granted before such Extraordinary Corporate Event, Change of Control or acquisition. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in Section 4.2).
(b)Notwithstanding anything to the contrary herein, in the event of a take-over bid or potential Change of Control, the Board will have the power, in its sole discretion, to modify the terms of the Plan and/or the Awards to assist the Participants in tendering to a take-over bid or other transaction leading to a Change of Control. For greater certainty, in the event of a take-over bid or other transaction leading to a Change of Control, the Board has the power, in its sole discretion, to accelerate the vesting of Awards and to permit Participants to conditionally exercise their Awards, such conditional exercise to be conditional upon the take-up by such offeror of the Shares or other securities tendered to such take-over bid in accordance with the terms of the take-over bid (or the effectiveness of such other transaction leading to a Change of Control). If, however, the potential Change of Control referred to in this Section 4.5(b) is not completed within the time specified (as the same may be extended), then despite this Section 4.5(b) or the definition of “Change of Control”, (i) any conditional exercise of vested Awards will be deemed to be null, void and of no effect, and such conditionally exercised Awards will for all purposes be deemed not to have been exercised, and (ii) Awards which vested pursuant to this Section 4.5(b) will be returned by the Participant to the Company and reinstated as authorized but unissued Shares and the original terms applicable to such Awards will be reinstated.
(c)If the Board has, pursuant to the provisions of Section 4.5(b) permitted the conditional exercise of Awards in connection with a potential Change of Control, then the Board will have the power, in its sole discretion, to terminate, immediately following actual completion of such Change of Control and on such terms as it sees fit, any Awards not exercised (including all vested and unvested Awards).
Article V.OPTIONS
5.1General. The Administrator may grant Options to Eligible Individuals subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option, the exercise price of each Option and the vesting and other conditions and limitations applicable to each Option including, without limitation, any Performance Criteria if so desired. The terms and conditions for exercise of the Option will be included in the Participant’s Award Agreement.
5.2Exercise Price. The Administrator will establish each Option’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value of the Share on the grant date (as determined pursuant to Section 15.26).

5.3Expiration. Each Option will be exercisable at such times and as specified by the Administrator in the Award Agreement; provided that, in no event will any share option be exercisable after the expiration of ten years from the date on which the Option is granted. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) the exercise of the Option is prohibited by a Blackout Period, the term of the Option shall be extended until the date that is the tenth Trading Day following the expiration of the Blackout Period; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option.
5.4Violation of Restrictive Covenant. The Administrator, in its discretion, may include within an Award Agreement that notwithstanding anything to the contrary contained in the Plan, if the Participant other than Non-Employee Directors, prior to the end of the term of an Option, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any Company policy, employment contract, confidentiality or nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option issued to the Participant shall terminate immediately upon such violation, unless determined otherwise by the Administrator.
5.5Exercise. Options may be exercised by delivering to the Administrator a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option, together with, as applicable, payment in full (i) as specified in Section 5.6 for the number of Shares for which the Award is exercised and (ii) as specified in Section 13.7 for any applicable taxes. Unless the Administrator otherwise determines, an Option may not be exercised for a fraction of a Share.
5.6Automatic Exercise/Surrender. The Administrator may include a provision in an Award Agreement providing for the automatic exercise or surrender of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the Shares underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option.
5.7Payment Upon Exercise. Subject to Section 14.9, any Company insider trading policy (including Blackout Periods) and Applicable Laws, the exercise price of an Option must be paid by:
(a)certified check, bank draft or money order payable to the order of the Company;
(b)to the extent permitted by Applicable Law and the Administrator, if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that, such amount is paid to the Company at such time as may be required by the Administrator;
(c)to the extent permitted by Applicable Law and the Administrator, on such other terms and conditions as may be acceptable to the Administrator (including, without limitation, wire transfer of immediately available funds or having the Company withhold Shares issuable upon exercise of the Option (with the Fair Market Value of such withheld Shares determined as of the exercise date in the sole discretion of the Administrator)); or
(d)to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.
5.8Termination. Unless otherwise set forth in an Award Agreement, upon a Participant’s Termination of Service for any reason, Options will be treated as set forth in Exhibit I attached hereto.
5.9Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code (and in no event may the Administrator grant Incentive Stock Options to Non-Employee Directors). If an Incentive Stock Option is granted to a Greater Than 10% Shareholder, the exercise price will not be less than 110% of the Fair Market Value on the grant date (as determined pursuant to Section 15.26) of the Incentive Stock Option, and in no event will such Incentive Stock Option be exercisable after the expiration of five years from the date on which the Incentive Stock Option is granted. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under

Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the U.S. $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
Article VI.RESTRICTED SHARE; RESTRICTED SHARE UNITS
6.1General. The Administrator may grant Restricted Shares, or the right to purchase Restricted Shares, to any Eligible Individual, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Shares Units to Eligible Individuals, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Shares Award and Restricted Shares Unit Award including, without limitation, any vesting and Performance Criteria if so desired, subject to the conditions and limitations contained in the Plan.
6.2Restricted Shares.
(a)Dividends. All ordinary cash dividends or other ordinary distributions upon any Award of Restricted Shares will be retained by the Company and will be paid to the relevant Participant (without interest) when, if, and only to the extent the Award of Restricted Shares vests and will revert back to the Company if for any reason the Award of Restricted Shares upon which such dividends or other distributions were paid reverts back to the Company (in whole or in part). In accordance with the foregoing, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Shares or property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on vesting, transferability and forfeiture conditions as the Award of Restricted Shares with respect to which they relate.
(b)Share Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any share certificates issued in respect of shares of Restricted Shares, together with a stock power endorsed in blank.
(c)Voting Rights. Participants holding an Award of Restricted Shares will not be entitled to voting rights in such Shares unless and until the underlying Shares vest.
6.3Restricted Shares Units. The Administrator may grant Restricted Shares Units in such amounts and subject to such terms and conditions as the Administrator may determine. A Participant will have only the rights of a general unsecured creditor of the Company with respect to a Restricted Shares Unit, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. The Administrator may provide that settlement of Restricted Shares Units will occur upon or as soon as reasonably practicable after the Restricted Shares Units vest or subject to Section 14.7, will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
6.4Termination. Unless otherwise set forth in an Award Agreement, upon a Participant’s Termination of Service for any reason, Restricted Share Units will be treated as set forth in Exhibit I attached hereto.
Article VII.PERFORMANCE SHARE UNITS
7.1General. Each Award of a Performance Share Unit granted under the Plan shall be evidenced by an Award Agreement. Each Award of a Performance Share Unit so granted shall be subject to the conditions set forth in this Article VII, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Administrator shall have the discretion to determine: (i) the number of Shares or share-denominated units subject to an Award of Performance Share Units granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
7.2Earning Performance Awards. The value of the Performance Share Unit earned by a Participant will depend, in part, on the extent to which the Performance Goals established by the Administrator are attained within the applicable Performance Period, as determined by the Administrator. As permitted by Applicable Laws, the Performance Goals or performance results applicable to a Performance Share Unit Award may be subject to later revisions as the Administrator shall deem appropriate, including to reflect significant unforeseen events such as change in law, accounting practices or unusual or nonrecurring items or occurrences or to satisfy regulatory requirements. The value of the Performance Share Unit Award earned by a Participant may be paid in cash or Shares, as the Administrator determines.
7.3Termination. Unless otherwise set forth in an Award Agreement, upon a Participant’s Termination of Service for any reason, Performance Share Units will be treated as set forth in Exhibit I attached hereto.

Article VIII.DIVIDEND EQUIVALENT RIGHTS
8.1General. The Administrator may include in the Award Agreement with respect to any Award other than an Option, a dividend equivalent right entitling the Participant any portion of the dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The Participant will, with respect to a dividend equivalent right, have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Administrator shall determine whether such payments shall be paid or credited to an account for the Participant, whether they should be settled in cash, Shares (with such number of Shares determined based on the Fair Market Value of one Share on the applicable settlement date or such other methodology determined by the Administrator and approved by the Applicable Stock Exchange), the time and times at which they should be made and such other terms and conditions as the Administrator shall deem appropriate, all as set forth in the Award Agreement.
8.2Prohibition on Payment of Dividends on Unvested Awards. In no event may any dividend equivalent rights payable on any Award become payable unless and until the Award to which they relate vests. Any dividend equivalent rights that become payable in respect of any Award may only become payable to the extent the Award to which they relate vests. For any Award subject to performance-based vesting conditions, no payments of dividend equivalent rights will be made at a time when any performance-based goals that apply to the Award that is granted in connection with a dividend equivalent right have not been satisfied. Neither the Board nor the Administrator shall have the authority to override or change this Section 8.2 in any Award Agreement, and all other provisions of the Plan shall be interpreted consistently with the intent of this Section 8.2.
Article IX.DEFERRED SHARE UNITS
9.1Deferred Share Units. The Administrator may grant Restricted Share Units with a deferral feature (“Deferred Share Units”) to Eligible Individuals, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods as set forth in an Award Agreement. The Administrator will determine the terms and conditions for each Deferred Share Unit Award including, without limitation, any vesting and Performance Criteria if so desired, subject to the conditions and limitations contained in the Plan.
(a)Participant Rights. A Participant will have only the rights of a general unsecured creditor of the Company with respect to a Deferred Share Unit until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement.
(b)Deferral and Settlement. The Administrator may provide that settlement of Deferred Share Units will be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A. Settlement of Deferred Share Units shall occur as set forth in an Award Agreement.
Article X.DIRECTOR SHARE UNITS
10.1Director Share Units. The Administrator may grant an Award of Restricted Share Units to Non-Employee Directors (“Director Share Units”), which may be in response to an election by a Non-Employee Director to receive all or a portion of his or her annual director, chair and/or committee retainer fees or other director compensation in the form of Director Share Units. Any Award of Director Share Units will be subject to the terms and conditions (including the vesting, forfeiture and other conditions) set forth in any applicable Award Agreement or the Director Compensation Policy.
(a)Non-Employee Director Rights. A Non-Employee Director will have only the rights of a general unsecured creditor of the Company with respect to Director Share Units until delivery of Shares, cash or other securities or property is made as specified in any applicable Award Agreement or the Director Compensation Policy.
(b)Deferral and Settlement. The Administrator may provide that settlement of Director Share Units will be deferred, on a mandatory basis or at the Non-Employee Director’s election, in a manner intended to comply with Section 409A. Settlement of Director Share Units will occur as set forth in an Award Agreement or the Director Compensation Policy.
Article XI.OTHER SHARE OR CASH-BASED AWARDS
11.1Other Share or Cash-Based Awards. Other Share or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan, the applicable Award Agreement and any required prior approval by the Applicable Stock Exchange. Such Other Share or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share or Cash Based Awards may be paid in Shares, cash or other property as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other

Share or Cash Based Award, including any purchase price, Performance Goal (which may be based on the Performance Criteria), transfer restrictions, vesting conditions, and payment terms, which will be set forth in the applicable Award Agreement.
Article XII.ADJUSTMENTS FOR CHANGES IN SHARES AND CERTAIN OTHER EVENTS
12.1Equity Restructuring. Subject to any required approval by the Applicable Stock Exchange or other securities regulatory authority having jurisdiction, in connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article XII, the Administrator will equitably adjust the Overall Share Limit and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s grant, exercise or purchase price (if applicable), granting new Awards to Participants. The adjustments provided under this Section 12.1 will be final and binding on the affected Participant and the Company; provided that, the Administrator will determine whether an adjustment is equitable. Any adjustments made under this Section 12.1 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3.
12.2Corporate Transactions. Subject to any required approval by the Applicable Stock Exchange or other securities regulatory authority having jurisdiction over the Company, in the event of any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), Extraordinary Corporate Event involving the Company, Change of Control, issuance of warrants or other rights to purchase Shares or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and is hereby authorized to take such action whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event, or (z) give effect to such changes in Applicable Laws or accounting principles, including:
(a)To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, including to provide that any such Awards not exercised prior to the consummation of an applicable event under this Section 12.2 will terminate and be of no force or effect as of the consummation of such event;
(b)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable grant, exercise or purchase price, in all cases, as determined by the Administrator to provide substantially equivalent value and to substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan;
(c)To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant, exercise or purchase price as applicable), and the criteria included in, outstanding Awards; provided that, such adjustments result in substantially equivalent value being provided to the holders of outstanding Awards;
(d)To replace such Award with other rights or property of substantially equivalent value as selected by the Administrator, and in such cases, the Administrator may provide that the Award will terminate and cannot vest, be exercised or become payable after an applicable event under this Section 12.2;
(e)To modify the terms of Awards to add events, conditions or circumstances (including Termination of Service within a specified period after a Change of Control or other corporate transaction under this Section 12.2) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; and/or
(f)To deem any performance conditions satisfied at target, maximum or actual performance through closing of the corporate transaction or to provide for the performance conditions to continue (either as is or as adjusted by the Administrator) after the closing.
12.3Termination of Service upon a Change of Control. If there is a Change of Control, and a Participant experiences a Termination of Service by reason of a termination without Cause or for Good Reason, either (a) within the earlier of six month period preceding the Change of Control or the date of public disclosure of a transaction, which, if completed, would give rise to a Change of Control and (b) the two years following the Change of Control, the Participant’s Awards shall fully vest on the later of (i) the date of the Change of Control, and (ii) the date of the Participant’s Termination of Service (the “Determination Date”). For this purpose, for any Performance Share Units or other Awards subject to performance-based vesting conditions, the number of Shares issued thereunder shall be determined on the basis that: (A) for Awards subject to performance-based vesting conditions that were granted within 12 months prior to the Determination Date, based on the target level of performance specified within an Award Agreement unless actual performance at the time of Change of Control has exceeded the target performance in which case actual performance shall apply; and (B) for Awards that were granted more than 12 months prior to the Determination Date, based on at least 100% of actual performance. The Administrator will determine actual performance of the Awards by evaluating the metrics associated with the Awards, as determined in accordance with this Plan and any Award Agreement granted thereunder, and may also consider other appropriate factors in its sole discretion. For this purpose, any Awards held by a Participant that are not subject to performance-based vesting conditions (including Options, Restricted Share Units, and Deferred Share Units) will vest with respect to 100% of the Awards outstanding.
12.4Administrative Standstill. In the event of any pending share dividend, share split, combination or exchange of shares, other distribution (other than normal cash dividends) of Company assets to shareholders, Extraordinary Corporate Event involving the Company, a Change of Control or any other extraordinary transaction or change affecting the Shares or the price of the Shares, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to thirty days before or after such transaction.
12.5General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution or Extraordinary Corporate Event involving the Company or a Change of Control. Except as expressly provided with respect to an Equity Restructuring under Section 12.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant, exercise or purchase price (as applicable). The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any Extraordinary Corporate Event involving the Company, (iii) any Change of Control; (iv) any sale of assets of the Company; or (v) the creation, sale and/or issuance of bonds, debentures or other securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Plan for all purposes, including under this Article XII.
Article XIII.GENERAL PROVISIONS APPLICABLE TO AWARDS
13.1Transferability. Unless otherwise provided in an Award Agreement, no Award may be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any sale, exchange, assignment, transfer, pledge, hypothecation, or other disposition in violation of the provisions of this Section 13.1 will be null and void. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves and all of the terms and conditions of the Plan and the Award Agreements will be binding on any successors and assigns.
13.2Documentation. Each Award will be evidenced by an Award Agreement that will contain such provisions and conditions as the Administrator deems appropriate. Each Award may contain terms and conditions in addition to those set forth in the Plan. By accepting an Award, a Participant thereby agrees that the Award will be subject to all the terms and provisions of the Plan and the applicable Award Agreement.
13.3Non-Uniform Determinations. The Administrator’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Participant’s service to the Company or any of its Subsidiaries has concluded for purposes of the Plan.
13.4Termination of Status. The Award Agreement will determine how the Disability, death, Retirement, Leave of Absence, Termination of Service or any other change or purported change in a Participant’s Eligible Individual status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. The Administrator, or its delegate, in its sole discretion, may determine, as permitted by Applicable Laws, whether a Participant remains an Employee while the Participant is seconded to an entity other than a Subsidiary. An individual shall not be eligible to receive a new Award after the individual’s Termination of Service, unless such individual is thereafter rehired as an Employee or Consultant, or appointed as a Non-Employee Director.
13.5Restrictive Covenants. The Administrator, in its discretion, may include within an Award Agreement that notwithstanding anything to the contrary contained in the Plan, if the Participant violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any Company policy, employment contract, confidentiality or nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to vest in any Award, or retain any benefit received in respect of an Award (including any Share issuable thereunder) shall terminate immediately upon such violation and the Participant shall be required to repay any amounts previously received in respect of such Award, unless determined otherwise by the Administrator.
13.6Right of Offset. Subject to Applicable Laws, the Company will have the right to offset against Options, Shares, or its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, claw-back or recoupment obligations, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Administrator otherwise deems appropriate pursuant to any tax equalization policy or agreement.
13.7Withholding. Each Participant shall be responsible for the payment of all applicable taxes, including, but not limited to, income taxes payable in connection with the receipt, vesting, exercise or settlement of any Award, and the Company, its employees and agents shall bear no liability in connection with the payment of such taxes. As a condition to the delivery of any Shares, cash or other securities or property pursuant to an Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a tax withholding obligation on the part of the Company relating to an Award, the Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rates as may be determined by the Company) from any payment of any kind otherwise due a Participant. Subject to the discretion of the Administrator, the Participant may satisfy any federal, provincial, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a certified check, bank draft or money order payable to the order of the Company; (b) authorizing the Company to withhold and not issue Shares from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Shares under the Award; (c) authorizing the Company to withhold an amount in cash otherwise payable to the Participant as a result of the receipt, vesting, exercise or settlement of an Award or (d) as permitted by Applicable Laws, any other method of withholding approved by the Administrator. In no event shall this Section 13.7 give a Participant any discretion to determine or affect the timing of payment of tax obligations.
13.8Amendment of Award; Prohibition on Repricing. The Administrator may amend, modify or terminate any outstanding Award without shareholder approval (unless such approval is required by the Plan or Applicable Laws), including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article XII or pursuant to Section 14.7. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not except pursuant to Article XII, without the approval of the shareholders of the Company, reduce the exercise price per share of outstanding Options or cancel outstanding Options or in exchange for cash, other Awards or Options with an exercise price per share that is less than the exercise price per share of the original Options or to take any other action which is considered a “repricing” under generally accepted accounting principles or for purposes of the shareholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
13.9Conditions on Delivery of Shares. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until such time that (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any securities regulatory authority having jurisdiction over the Company, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
13.10Acceleration. Notwithstanding anything to the contrary contained within this Plan or any Award Agreement, the Administrator may provide in any Award Agreement at the time of grant or at any other time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable, upon the occurrence of a specific event, such as a Termination of Service or Change of Control or other corporate transaction.
13.11Section 16(b) of the Exchange Act. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 13.11, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
13.12Additional Participation Limitations. The Grant of Awards under the Plan is subject to the following limitations:

(a)the total number of Shares issued to Insiders pursuant to all security based compensation arrangements of the Company within any one-year period shall not exceed 10% of the number of Shares outstanding at the time of issuance (excluding any other shares issued under all security based compensation arrangements of the Company during such one-year period); and
(b)the total number of Shares reserved for issuance to Insiders pursuant to all security based compensation arrangements of the Company shall not exceed 10% of the number of Shares outstanding at the time of reservation;
For the purposes of (a) and (b) above, any entitlement to acquire Shares granted pursuant to the Plan prior to the Participant becoming an Insider are to be excluded from the calculation.
Article XIV.MISCELLANEOUS
14.1No Right to Employment or Other Status. Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will confer upon any Participant any right to continued employment or other engagement, with the Company or any Subsidiary, nor will it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such employment or other engagement at any time.
14.2No Rights as Shareholder; Certificates. No Participant or Designated Beneficiary will have any rights as a shareholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or share plan administrator). The Company may place legends on share certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
14.3Effective Date and Term of Plan. The Plan is effective as of the Effective Date following the approval by the Company’s shareholders in accordance with Section 14.4 and the Applicable Stock Exchange. Unless terminated earlier by the Board, and subject to any extension that may be approved by shareholders, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After termination of the Plan either upon such stated termination date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards shall remain outstanding in accordance with the terms and conditions of this Plan.
14.4Approval of Plan by Shareholders. This Plan shall be submitted for the approval of the Company’s shareholders within twelve months after adoption by the Board. Awards may be granted or awarded prior to such shareholder approval of this Plan; provided that, no Shares shall be issued upon the exercise, vesting, distribution or payment of any such Awards prior to the time when the Plan is approved by the Company’s shareholders. If this Plan is not approved by the Company’s shareholders, this Plan will terminate and the Prior Plans will continue in full force and effect in accordance with each such plan’s respective terms.
14.5Amendments to the Plan and Awards.
(a)To the extent permitted by Applicable Laws, the Board may amend, suspend or terminate the Plan at any time without shareholder or approval; provided that, no amendment (or portion thereof): (a) may materially and adversely affect any Award outstanding at the time of such amendment except as permitted by the terms of this Plan without the affected Participant’s consent; and (b) shall be effective unless in compliance with Applicable Securities Laws and approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Securities Laws.
(b)If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Administrator and in force on the date of termination will continue in effect as long as any Award or any rights awarded or granted under the Plan remain outstanding and, notwithstanding the termination of the Plan, the Administrator will have the ability to make such amendments to the Plan or the Awards as they would have been entitled to make if the Plan were still in effect.
(c)Notwithstanding anything to the contrary contained in Section 14.5(a) and subject to Section 14.5(d), the Administrator may from time to time, in its discretion and without the approval of shareholders, make changes to the Plan or any Award that do not require the approval of shareholders under Section 14.5(a) which may include but are not limited to:
(i)a change to the vesting provisions of any Award granted under the Plan;
(ii)a change to the provisions governing the effect of termination of a Participant’s employment, contract or office;

(iii)a change to accelerate the date on which any Award may be exercised under the Plan;
(iv)an amendment of the Plan or an Award as necessary to comply with Applicable Law or the requirements any other securities regulatory authority, the Plan, the Participants or the shareholders;
(v)any amendment of a “housekeeping” nature, including without limitation those made to clarify the meaning of an existing provision of the Plan or any agreement, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan or any agreement, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan; or
(vi)any amendment regarding the administration of the Plan.
(d)Notwithstanding the foregoing or any other provision of the Plan, shareholder approval is required for the following amendments to the Plan:
(i)any increase in the maximum number of Shares that may be issuable pursuant to awards granted under the Plan, other than an adjustment pursuant to Section 4.5;
(ii)any reduction in the exercise price of an Award benefitting an Insider, except in the case of an adjustment pursuant to Section 4.5;
(iii)any extension of any date of expiration of an Award benefitting an Insider, except in case of an extension due to a Blackout Period;
(iv)any amendment to remove or to exceed the insider participation limit set out in Section 13.12; and
(v)any amendment to Section 14.5(c) or Section 14.5(d) of the Plan.
(e)Notwithstanding anything in this Section 14.5, the Board shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with the requirements of Applicable Laws.
14.6Provisions for Foreign Participants. Notwithstanding anything to the contrary contained within the Plan, the Administrator may modify Awards granted to Participants who are foreign nationals or employed outside of the United States or Canada or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters. To the extent that a Participant is subject to tax in respect of their Award under laws of both the United States and Canada, the Plan and the applicable Award Agreement shall be interpreted to the greatest extent possible, in manner which is in compliance with both tax regimes and, notwithstanding anything in this Plan, the Administrator may modify any such Awards in an applicable Award Agreement to carry out such intent.
14.7Section 409A. The provisions of this Section 14.7 and all corresponding provisions regarding Section 409A in this Plan and any Award Agreement apply only to the extent a Participant is a U.S. taxpayer.
(a)General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A, or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company and its Subsidiaries will have no obligation under this Section 14.7 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)Deferred Compensation: Without limiting the generality of Section 14.7(a), with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:
(i)Separation from Service. Any payment or settlement of such Award upon a termination of a Participant’s Eligible Individual relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Eligible Individual relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.” For purposes of determining whether the Participant has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Celestica Inc., has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations; provided that, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.
(c)Payments to Specified Employees. Any payment(s) required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest) but not later than 60 days following the end of such six-month period. Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
(d)Change of Control. Any payment with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A and due upon a Change of Control of the Company will be paid only if such Change of Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change of Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award will vest upon the Change of Control and any payment will be delayed until the first compliant date under Section 409A.
(e)No Delayed Payment or Delivery. To the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Administrator elects a later date for this purpose in accordance with the requirements of Section 409A).
(f)Series of Installment Payments. If the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment.
(g)Dividend Equivalents. If the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Participant’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award.
14.8Limitations on Liability and Indemnification. Notwithstanding any other provisions of the Plan, neither the Administrator nor any individual to whom the Administrator delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”) will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such Covered Person will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify, defend and hold harmless each past or present Covered Person against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless directly arising from such person’s own fraud or bad faith. This indemnification obligation of the Company shall supplement, and not supersede or replace, any other indemnification obligation, policy or agreement of the Company covering such Covered Person.
14.9Lock-Up Period. The Company may, at the request of any underwriter, agent or representative, in connection an offering of any Company securities under Applicable Securities Laws, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the closing date of any such offering, or such longer period as determined by any such underwriter, agent or representative.

14.10Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 14.10, by and among the Company and its Subsidiaries and Affiliates, exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and Affiliates; and Award details, in order to implement, manage and administer the Plan and Awards (collectively, the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as deemed to be necessary or appropriate to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. All such transfers of Participant’s information shall be made only as permitted by applicable law and pursuant to security standards that comply with the Company’s privacy policy. By accepting an Award, each Participant hereby specifically authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant, or refuse or withdraw the consents in this Section 14.10, in writing, without cost, by contacting the Human Resources Department of the Company. If the Participant refuses or withdraws the consents in this Section 14.10, in the Administrator’s discretion, the Company may cancel the Participant’s ability to participate in the Plan.
14.11Severability; Entire Agreement. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.
14.12Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Award Agreement or such or other written agreement, as applicable, will govern.
14.13Governing Law; Waiver of Jury Trial.
(a)The Plan and all Awards will be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, without reference to conflict of law principles.
(b)Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the Province of Ontario. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the Province of Ontario, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Ontario court or, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention Chief Legal Officer, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the Province of Ontario.
14.14Claw-back Provisions. All Awards will be subject to the Company’s Clawback Policy, the Incentive Compensation Recoupment Policy, and any other claw-back policy, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) that the Company may adopt from time to time to the extent set forth in such claw-back policy or Award Agreement and in accordance with such policy, will be subject to the requirement that the Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) be repaid to the Company by whatever means the Company deems necessary (including via offset or direct withholding).

14.15Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
14.16Conformity to Applicable Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
14.17Nature of Payments. Any and all grants of Awards and deliveries of Shares, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Participant. All such grants and deliveries under the Plan will constitute a special discretionary incentive payment to the Participant, will not entitle the Participant to the grant of any future Awards and will not be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
14.18Other Payments or Awards. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
14.19Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under Section 13.7: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) unless otherwise determined by the Administrator, the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
14.20No Fractional Shares. Notwithstanding any provision in the Plan to the contrary, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
14.21No Third Party Beneficiaries. Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Participant of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 14.8 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.
14.22Section 83(b) Elections Prohibited without Advance Consent. No Participant may make an election under Section 83(b) of the Code, or any successor section thereto, with respect to any Award without the advance written consent of the Administrator, which the Administrator may grant or withhold in its discretion.
14.23Successors and Assigns of the Company. The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 15.12.
Article XV.DEFINITIONS
As used in the Plan, the following words and phrases will have the following meanings:
15.1 “Administrator” means the Board or the Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
15.2“Affiliate” has the meaning ascribed to that term in the Securities Act (Ontario).
15.3“Applicable Laws” means the requirements relating to the administration of equity incentive plans under Canada and United States federal, provincial and state securities, tax and other applicable laws, rules and regulations, including the Applicable Securities Laws, and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

15.4“Applicable Securities Laws” means the federal, provincial and state securities laws, rules and regulations applicable to the Company in Canada and the United States, including the applicable rules of any Applicable Stock Exchange.
15.5“Applicable Stock Exchange” means any stock exchange on which Shares are listed, quoted and actually traded.
15.6“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Shares, Restricted Share Units, Performance Share Unit, Deferred Share Units, or Other Share or Cash Based Awards.
15.7“Award Agreement” means a written agreement between the Participant and the Company evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan and which may include a grant notice, if applicable.
15.8“Beneficial Owner” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
15.9“Blackout Period” means a period when the Participant is prohibited from trading in the Company’s securities pursuant to Applicable Law or the Company’s insider trading policy or other applicable policy or requirement of the Company.
15.10“Board” means the Board of Directors of the Company.
15.11“Cause” means, unless the applicable Award Agreement provides otherwise: if a Participant is a party to a written employment agreement with the Company or any of its Subsidiaries that provides for a definition of Cause, the definition contained therein (a “Relevant Agreement”) or if no such Relevant Agreement exists, or if such agreement does not define Cause, Cause means with respect to any Participant other than a Participant that is a Non-Employee Director: (a) “just cause” as defined in the common law; or (b), if such common law does not apply, (i) willful failure by the Participant to carry out or comply with any lawful and reasonable material directive of the Board or one of the Participant’s supervisors; (ii) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or a Subsidiary or Affiliate; (iii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Subsidiaries or Affiliates; (iv) gross negligence or willful misconduct with respect to the Company or a Subsidiary or Affiliate; or (v) material violation of United States federal or state securities laws or Canadian federal or provincial securities laws.
15.12“Change of Control” means the occurrence of any of the following after the date hereof:
(a)the acquisition by any person (or more than one person acting as a group) of Beneficial Ownership of securities of the Company which, directly or following conversion or exercise thereof, would entitle the holder thereof to cast more than 50% of the votes attaching to all securities of the Company which may be cast to elect directors of the Company;
(b)a majority of the Directors are replaced during any twelve-month period by Directors whose appointment or election was not endorsed by a majority of the Directors before the date of the appointment or election, including, without limitation, as a consequence of the solicitation of proxies through a proxy circular by persons other than the Board or management;
(c)the consummation of an Extraordinary Corporate Event involving the Company pursuant to which, and such that, all the persons who, immediately prior to such consummation, beneficially owned all of the securities of the Company which could be cast to elect directors of the Company, immediately thereafter do not beneficially own securities of the successor or continuing company or company acquiring the assets which would entitle such persons, directly or following conversion or exercise thereof, to cast more than 50% of the votes attaching to all securities of such company which may be cast to elect directors of that company; or
(d)shareholders of the Company approve a plan to wind-up, dissolve or liquidate the Company or significantly rearrange the Company’s affairs in one or more transactions or series of transactions or the commencement of proceedings for such a winding-up, dissolution, liquidation, or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement);

provided that, any transaction whereby shares held by shareholders of the Company are transferred or exchanged for units or securities of a trust, partnership or other entity which trust, partnership or other entity continues to own directly or indirectly all of the shares of the Company previously owned by the shareholders of the Company and the former shareholders of the Company continue to be beneficial holders of such units or securities in the same proportions following the transaction as they were beneficial holders of shares of the Company prior to the transaction will not constitute a Change of Control.
15.13“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
15.14“Committee” means the Human Resources and Compensation Committee of the Company, or any successor committee thereto or other committees or subcommittees of the Board designed by the Board, which may include one or more Directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
15.15“Company” means Celestica Inc. and its respective successors and assigns.
15.16“Consultant” means any individual who performs bona fide services for the Company or a Subsidiary under a written agreement for services for an initial, renewable or extended period of twelve months or more, other than as an Employee or Director, and who is eligible to be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
15.17“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
15.18“Director” means a member of the Board.
15.19“Director Compensation Policy” means any policy or policies maintained by the Company governing compensation paid or payable to Non-Employee Directors.
15.20“Disability” means, unless otherwise provided in the Award Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that if Disability constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the Participant shall only be deemed to be suffering from a “disability” if the Participant has a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as amended. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Subsidiary or Affiliate in which a Participant participates.
15.21“Eligible Individual” means any Employee, Non-Employee Director or Consultant.
15.22“Employee” means any employee of the Company or its Subsidiaries including, without limitation, officers who are members of the Board.
15.23“Equity Restructuring” means a nonreciprocal transaction between the Company and its shareholders, such as a share dividend, share split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the price of the Shares (or other Company securities) and causes a change in the per share value of the Shares underlying outstanding Awards.
15.24“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
15.25“Extraordinary Corporate Event” means a plan of arrangement, reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of all of the Shares and other securities of the Company.
15.26“Fair Market Value” means, for purposes of this Plan, unless otherwise required by any applicable provision of any applicable tax code, as of any date and except as provided below, the last sales price reported for the Shares on the applicable date: (a) as reported on the principal Applicable Stock Exchange on which it is then traded, listed or otherwise reported or quoted or (b) if the Shares are not traded, listed, or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, taking into account the requirements of Section 409A of the Code (where applicable). For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a date on which the applicable market is open, the next day that it is open.
15.27“Good Reason” means, unless the applicable Award Agreement provides otherwise:
(a)If a Participant is a party to a Relevant Agreement and such agreement provides for a definition of Good Reason, the definition contained therein; or
(b)If no such Relevant Agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances of which are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge (or the date on which the Participant should reasonably have had knowledge) of the applicable circumstances):
(i)any change or series of changes in the responsibilities, authority, status or reporting relationship of the Participant with the Company such that immediately after such change or series of changes, the responsibilities, authority, status or reporting relationship of the Participant, taken as a whole, are not at least substantially equivalent to those assigned to the Participant immediately prior to such change or series of changes, excluding for this purpose an isolated and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Participant;
(ii)a reduction by the Company in the Participant’s annual base salary except (A) as part of a general reduction in the base salary of all or substantially all of the employees of the Company which affects the Participant in substantially the same manner as the other employees who are also affected by such general reduction; or (B) which does not constitute more than ten percent (10%) of his or her base salary; or
(iii)the taking of any action by the Company which would materially adversely affect the Participant’s participation in or materially reduce his or her incentive compensation, pension, share option, life insurance, health, accident, disability benefits or other benefit plans in which the Participant is participating, except in any such cases as part of the general reduction in benefits of all or substantially all of the employees of the Company which affects the Participant in substantially the same manner as the other employees who are also affected by such reduction.
15.28“Greater Than 10% Shareholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of equity securities of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
15.29“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
15.30“Insider” means a “reporting insider” as the term is defined in National Instrument 55-104 Insider Reporting Requirements and Exemptions and includes associates and affiliates (as such terms are defined in Part 1 of the TSX Company Manual) of such “reporting insider”.
15.31“Leave of Absence” means a leave of absence (including a parental leave of absence) from active employment of three months or more approved by the Company or Subsidiary.
15.32“Non-Employee Director” means a Director who is not an Employee.
15.33“Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.
15.34“Nonqualified Deferred Compensation Rules” means Section 409A of the Code and the rules and regulations promulgated thereunder.
15.35“Option” means an option to purchase Shares.
15.36“Other Share or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
15.37“Participant” means an Eligible Individual who has been granted an Award.

15.38“Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period.
15.39“Performance Goals” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon Performance Criteria or other business criteria determined by the Administrator in its discretion.
15.40“Performance Period” means the one or more periods of time, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Unit Award or Other Share or Cash Based Award.
15.41“Performance Share Unit” or “PSU” means any Award granted under Article VII hereof.
15.42“Plan” means this 2025 Long Term Incentive Plan, as amended from time to time.
15.43“Prior Plans” means the Celestica Inc. Directors’ Share Compensation Plan, Celestica Share Unit Plan, and Celestica Inc. Long Term Incentive Plan, in each case as amended and restated through the Effective Date.
15.44“Restricted Shares” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
15.45“Restricted Share Unit” or “RSU” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions as set forth in the Plan or the Participant’s Award Agreement.
15.46“Retirement” means, unless otherwise set forth in an Award Agreement, that the Participant has a Termination of Service for any reason other than: (a) by the Company for Cause, or (b) due to the Participant’s death or Disability, where such Termination of Service occurs on or after either (A) the sum of the Participant’s age and years of service equals at least 65; provided that, the Participant’s age shall be at least 55 years and that the Participant has been employed for a minimum of five years; or (B) the Participant has at least 30 years of service.
15.47“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
15.48“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
15.49“Securities Act” means the Securities Act of 1933, as amended.
15.50“Shares” means common shares in the capital of the Company.
15.51“Subsidiary” means:
(a)any corporation that is a subsidiary (as such term is defined in the Canada Business Corporations Act) of the Company, as such provision is from time to time amended, varied or re-enacted;
(b)any partnership or limited partnership that is controlled by the Company (the Company will be deemed to control a partnership or a limited partnership if the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such partnership or limited partnership, whether through the ownership of voting securities, by contract or otherwise); and
(c)subject to regulatory approval, any corporation, partnership, limited partnership, trust, limited liability company or other form of business entity that the Administrator determines ought to be treated as a subsidiary for purposes of the Plan; provided that, the Administrator shall have the sole discretion to determine that any such entity has ceased to be a subsidiary for purposes of the Plan.
15.52“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
15.53 “Termination of Service” means, the cessation a Participant’s Active Employment or Active Engagement, for any reason; provided, however, that the transition of a Participant from Employee to Non-Employee Director, Employee to Consultant, or Non-Employee Director to Employee, Consultant shall not constitute a Termination of Service and such Participant will only incur a Termination of Service upon the conclusion of service to the Company in any capacity, unless determined otherwise by the Administrator. It is expressly provided that the Participant shall be considered to have experienced a Termination of Service with the Company (a) when the Participant ceases to be an employee or non-employee service provider of any of the Company, an Affiliate, or a corporation or other entity (or a parent or subsidiary of such corporation or other entity) assuming or substituting a new award for this Award or (b) at the time of termination of the “Affiliate” status under the Plan of the corporation or other entity to which the Participant is providing employment or service.
15.54“Trading Day” means any day on which the Applicable Stock Exchange, is open for trading of the Shares and on which the Shares are actually traded.

Exhibit I
(Attached)

EXHIBIT I TO
CELESTICA INC.
2025 LONG TERM INCENTIVE PLAN
Article XVI.TERMINATION OF SERVICE
16.1General. Unless otherwise expressly set forth in this Exhibit I, upon a Termination of Service with the Company or an Affiliate prior to the complete vesting of any Award, any unvested Award (or portion thereof), and all the rights arising from such Award and from being a holder thereof, will terminate automatically on the date of Termination of Service without any further action by the Company and will be forfeited without further notice or consideration and at no cost to the Company. Unless otherwise provided below, upon the Participant’s Termination of Service by the Company or an Affiliate for Cause or the participant’s resignation from the Company or an Affiliate, all Shares subject to any Award (vested and unvested) shall be forfeited automatically on the date of Termination of Service without further notice or consideration and at no cost to the Company.
16.2Restricted Share Units.
(a)Termination of Service due to Termination without Cause. Upon a Termination of Service with the Company or an Affiliate prior to the vesting of all of the RSUs due to the Participant’s Termination of Service by the Company for any reason other than Cause (but not, for the avoidance of doubt, due to a Termination of Service by the Company for any reason other than Cause at a time when the Participant is eligible for Retirement as set forth in Section 16.2(c) below), a pro-rata portion of any unvested RSUs will vest immediately upon the date of such Termination of Service, with such pro-rata portion calculated, on an Award by Award basis, as follows: (i) the total number of RSUs (whether vested or unvested) granted under such outstanding Award, multiplied by (ii) a fraction, (x) the numerator of which is the number of completed full years (with no credit for partial years) between the Vesting Commencement Date of such Award and the date of Termination of Service, and (y) the denominator of which is the number of full years, whether calendar or fiscal, between the Vesting Commencement Date of such Award and date on which all RSUs granted thereunder are scheduled to vest in the ordinary course; such resulting number less (iii) the total number of RSUs that are vested RSUs under the applicable Award as of immediately prior to the date of Termination of Service. For the avoidance of doubt, (A) any remaining unvested RSUs will immediately terminate on the date of Termination of Service and will be forfeited without further notice, payment, or other consideration, and (B) any vested but unsettled RSUs will be settled in the ordinary course pursuant to the terms of the applicable RSU Award Agreement.
(b)Termination of Service due to Death or Disability. Upon a Termination of Service with the Company or an Affiliate prior to the vesting of all of the RSUs due to the Participant’s death or Disability, a pro-rata portion of any unvested RSUs will vest immediately upon the date of such Termination of Service, with such pro-rata portion calculated, on an Award by Award basis, as follows: (i) the total number of RSUs (whether vested or unvested) granted under such outstanding Award, multiplied by (ii) a fraction, (x) the numerator of which is the number of completed days between the Vesting Commencement Date of such Award and the date of Termination of Service, and (y) the denominator of which is the number of days between the Vesting Commencement Date of such Award and date on which all RSUs granted thereunder are scheduled to vest in the ordinary course; such resulting number less (iii) the total number of RSUs that are vested RSUs under the applicable Award as of immediately prior to the date of Termination of Service. For the avoidance of doubt, (A) any remaining unvested RSUs will immediately terminate on the date of Termination of Service and will be forfeited without further notice, payment, or other consideration, and (BI) any vested but unsettled RSUs will be settled in the ordinary course pursuant to the terms of the applicable RSU Award Agreement.
(c)Termination of Service due to Retirement. Upon a Termination of Service with the Company or an Affiliate prior to the vesting of all of the RSUs due to the Participant’s Retirement (including a Termination of Service with the Company or an Affiliate by the Company for any reason other than Cause at a time when the Participant is eligible for Retirement, but other than a voluntary termination due to Retirement described in Section 16.2(d) below), any unvested RSUs will remain outstanding and vest upon the original vesting dates set forth in the applicable RSU Award Agreement notwithstanding the Participant’s Termination of Service due to Retirement. For the avoidance of doubt, any vested but unsettled RSUs will be settled in the ordinary course pursuant to the terms of the applicable RSU Award Agreement.
(d)Termination of Service for Cause and Voluntary Termination of Service. If a Participant’s Termination of Service (i) is for Cause or (ii) is a voluntary Termination of Service, including due to Retirement, after the occurrence of an event that would be grounds for a Termination of Service for Cause, all unvested RSUs, that are held by such Participant shall thereupon immediately terminate, be forfeited, and expire as of the date of Termination of Service without further notice, payment, or other consideration.
16.3Performance Share Units.
(a)Termination of Service due to Termination without Cause. Upon a Termination of Service with the Company or an Affiliate prior to the vesting of all of the PSUs due to the Participant’s Termination of Service by the Company for any reason other than Cause, a pro-rata portion of any unvested PSUs will, immediately upon the date of such

Termination of Service, remain outstanding and have the opportunity to vest, with such pro-rata portion calculated, on an Award by Award basis, as follows: (i) the total number of PSUs (whether vested or unvested) granted under such outstanding Award, multiplied by (ii) a fraction, (x) the numerator of which is the number of completed full years (with no credit for partial years) between the Vesting Commencement Date of such Award and the date of Termination of Service, and (y) the denominator of which is the number of full years, whether calendar or fiscal, between the Vesting Commencement Date of such Award and date on which all PSUs granted thereunder are scheduled to vest in the ordinary course; such resulting number less (iii) the total number of PSUs that are vested PSUs under the applicable Award as of immediately prior to the date of Termination of Service. Such pro-rata portion will vest at the conclusion of the performance period applicable to such PSUs based on actual performance as determined by the Administrator in its sole discretion and be settled thereafter in accordance with the terms of the applicable PSU Award Agreement. For the avoidance of doubt, (A) any remaining unvested PSUs will immediately terminate on the date of Termination of Service and will be forfeited without further notice, payment, or other consideration, and (B) any vested but unsettled PSUs will be settled in the ordinary course pursuant to the terms of the applicable PSU Award Agreement.
(b)Termination of Service due to Retirement or Disability. Upon a Termination of Service with the Company or an Affiliate prior to the vesting of all of the PSUs due to the Participant’s Retirement (but other than a voluntary Termination of Service due to Retirement described in Section 16.3(d) below) or Disability, a pro-rata portion of any unvested PSUs will, immediately upon the date of such Termination of Service, remain outstanding and have the opportunity to vest, with such pro-rata portion calculated, on an Award by Award basis, as follows: (i) the total number of PSUs (whether vested or unvested) granted under such outstanding Award, multiplied by (ii) a fraction, (x) the numerator of which is the number of completed days between the Vesting Commencement Date of such Award and the date of Termination of Service, and (y) the denominator of which is the number of days between the Vesting Commencement Date of such Award and date on which all PSUs granted thereunder are scheduled to vest in the ordinary course; such resulting number less (iii) the total number of PSUs that are vested PSUs under the applicable Award as of immediately prior to the date of Termination of Service. Such pro-rata portion will vest at the conclusion of the performance period applicable to such PSUs based on actual performance as determined by the Administrator in its sole discretion and be settled thereafter in accordance with the terms of the applicable PSU Award Agreement. For the avoidance of doubt, (A) any remaining unvested PSUs will immediately terminate on the date of Termination of Service and will be forfeited without further notice, payment, or other consideration, and (B) any vested but unsettled PSUs will be settled in the ordinary course pursuant to the terms of the applicable PSU Award Agreement.
(c)Termination of Service due to Death. Upon a Termination of Service with the Company or an Affiliate prior to the vesting of all of the PSUs due to the Participant’s Death, a pro-rata portion of any unvested PSUs will vest immediately following such Termination of Service based on median performance as set forth in the applicable PSU Award Agreement, with such pro-rata portion calculated, on an Award by Award basis, as follows: (i) the total number of PSUs (whether vested or unvested) granted under such outstanding Award, multiplied by (ii) a fraction, (x) the numerator of which is the number of completed days between the Vesting Commencement Date of such Award and the date of Termination of Service, and (y) the denominator of which is the number of days between the Vesting Commencement Date of such Award and date on which all PSUs granted thereunder are scheduled to vest in the ordinary course; such resulting number less (iii) the total number of PSUs that are vested PSUs under the applicable Award as of immediately prior to the date of Termination of Service. For the avoidance of doubt, (A) any remaining unvested PSUs will immediately terminate on the date of Termination of Service and will be forfeited without further notice, payment, or other consideration, and (B) any vested but unsettled PSUs will be settled in the ordinary course pursuant to the terms of the applicable PSU Award Agreement.
(d)Termination of Service for Cause. If a Participant’s Termination of Service (i) is for Cause or (ii) is a voluntary Termination of Service, including due to Retirement, after the occurrence of an event that would be grounds for a Termination of Service for Cause, all PSUs, whether vested or not vested, that are held by such Participant shall thereupon immediately terminate, be forfeited, and expire as of the date of Termination of Service without further notice, payment, or other consideration.
16.4Options. Except as otherwise expressly set forth in this Section 16.4, Options that are not vested as of the date of Termination of Service shall terminate and expire as of the date of Termination of Service without further notice, payment, or other consideration. Upon a Participant’s Termination of Service for any reason, Options may vest and may remain exercisable or surrenderable (as applicable) following a Participant’s Termination of Service as follows:
(a)Termination of Service due to Death or Disability. If a Participant’s Termination of Service is by reason of death or Disability, all Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of Termination of Service, but in no event beyond the expiration of the stated term of such Options; provided, however, that, in the event of a Participant’s Termination of Service by reason of Disability, if the Participant dies within such exercise period, all vested and unexercised Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Options.
(b)Termination of Service without Cause or by the Participant other than Due to Retirement. If a Participant’s Termination of Service is voluntary by the Participant (other than due to a Retirement and other than a voluntary termination described in Section 16.4(d) below) or is by involuntary termination by the Company without Cause, all Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of 30 days from the date of Termination of Service, but in no event beyond the expiration of the stated term of such Options.
(c)Termination of Service due to Retirement. If a Participant’s Termination of Service is due to Retirement (but other than a voluntary termination due to Retirement described in Section 16.4(d) below), all Options that are held by such Participant that are unvested will remain outstanding and vest upon the original vesting dates set forth in the applicable Option Award Agreement notwithstanding the Participant’s Termination of Service due to Retirement and any vested Options (including Options that vest following the Participant’s Termination of Service) may be exercised by the Participant at any time within a period of three (3) years from the date of Termination of Service, but in no event beyond the expiration of the stated term of such Options.
(d)Termination of Service for Cause or Voluntary Termination of Service. If a Participant’s Termination of Service (i) is for Cause or (ii) is a voluntary Termination of Service, including due to Retirement, after the occurrence of an event that would be grounds for a Termination of Service for Cause, all Options, whether vested or not vested, that are held by such Participant shall thereupon immediately terminate, be forfeited, and expire as of the date of Termination of Service of such Termination of Service without further notice, payment, or other consideration.
16.5Waiver of Common Law Damages. A Participant shall have no entitlement to damages or other compensation whatsoever arising from, in lieu of, or related to not receiving, any RSUs, PSUs, or Options that would have vested or been granted after the date of Termination of Service, including but not limited to damages in lieu of notice of termination at common law and each Participant waives their rights to any such entitlements.
16.6Section 409A. This Exhibit I is intended to comply with the Nonqualified Deferred Compensation Rules or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under the Nonqualified Deferred Compensation Rules. To the extent that the Administrator determines that any applicable Award may not be exempt from the Nonqualified Deferred Compensation Rules, then, if the Participant is deemed to be a “specified employee” within the meaning of the Nonqualified Deferred Compensation Rules, as determined by the Administrator, at a time when the Participant becomes eligible for payment or settlement of the applicable Award upon his “separation from service” within the meaning of the Nonqualified Deferred Compensation Rules, then to the extent necessary to prevent any accelerated or additional tax under the Nonqualified Deferred Compensation Rules, such payment or settlement will be delayed until the earlier of: (a) the date that is six months following the Participant’s separation from service and (b) the Participant’s death. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under the Plan, including this Exhibit I, and any applicable Award Agreement comply with the Nonqualified Deferred Compensation Rules and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules.

Appendix C - By-Law 2
CELESTICA INC.
BY-LAW 2
A by-law relating generally to the advance notice requirements for the nomination of directors of CELESTICA INC.
BE IT ENACTED AND IT IS HEREBY ENACTED as a by-law of CELESTICA INC. (hereinafter called the “Corporation”) as follows:
DEFINITIONS
1.In this by-law of the Corporation, unless the context otherwise specifies or requires:
A.“Act” means the Business Corporations Act (Ontario), or any statute that may be substituted for it, and the regulations to it, as from time to time amended;
B.“Affiliate”, when used to indicate a relationship with a specific person or company, shall mean a person or company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person or company;
C.“Applicable Securities Laws” means the applicable securities legislation of each province and territory of Canada, any Canadian federal securities legislation applicable therein, in each case as amended from time to time, and the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of (i) each province and territory of Canada, (ii) the federal government of the United States and, if applicable, (iii) the federal government of Canada;
D.“business day” means a day, other than Saturday, Sunday and any other day that is a holiday (as defined in the Interpretation Act (Canada)) in Ontario, Canada;
E.“Close of Business” means 5:00 p.m. (Toronto time) on a business day;
F.“Public Announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile both on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov.
G.all terms contained in this by-law which are defined in the Act shall have the meanings given to such terms in the Act;
H.words importing the singular number only shall include the plural and vice versa; and
I.the headings used in this by-law are inserted for reference purposes only and are not to be considered or taken into account in construing the terms or provisions thereof or to be deemed in any way to clarify, modify or explain the effect of any such terms or provisions.
ADVANCE NOTICE OF NOMINATIONS OF DIRECTORS.
2.Nomination Procedures. Subject only to the Act, Applicable Securities Laws and the articles of the Corporation, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board may be made at any annual meeting of shareholders of the Corporation, or at any special meeting of shareholders of the Corporation if the election of directors is a matter specified in the notice of meeting:
A.by or at the direction of the board, including pursuant to a notice of meeting;
B.by or at the direction or request of one or more shareholders of the Corporation pursuant to a proposal made in accordance with the provisions of the Act, or a requisition of a shareholders meeting by one or more of the shareholders made in accordance with the provisions of the Act; or
C.by any person (a “Nominating Shareholder”) who (i) at the Close of Business on the date of the giving of the notice provided for below in this by-law and on the record date for notice of such meeting of shareholders of the Corporation, is entered in the securities register of the Corporation as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Corporation, and (ii) complies with the notice procedures set forth below in this by-law.
3.Timely Notice. In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Corporation in accordance with this by-law (even if such matter is already the subject of a notice to the shareholders or a public announcement, by a Nominating Shareholder).
4.Manner of Timely Notice. To be timely, a Nominating Shareholder’s notice must be given:
(A)in the case of an annual meeting (including an annual and special meeting) of shareholders of the Corporation, not less than 30 days prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first Public Announcement of the date of the meeting was made, notice by the Nominating Shareholder must be given not later than the Close of Business on the tenth day following the Notice Date;
(B)in the case of a special meeting (which is not also an annual meeting) of shareholders of the Corporation called for the purpose of electing directors (whether or not also called for other purposes), not later than the Close of Business on the fifteenth day following the Notice Date; and
(C)notwithstanding the foregoing, in the case of an annual meeting of shareholders or a special meeting (which is not also an annual meeting) of shareholders of the Corporation called for the purpose of electing directors (whether or not also called for other purposes) where “notice-and-access” is used for delivery of proxy-related materials and the Notice Date is not less than 50 days before the date of the meeting, not less than 40 days prior to the date of the meeting.
5.Proper Form of Notice. To be in proper written form, a Nominating Shareholder’s notice must set forth:
Aas to each person whom the Nominating Shareholder proposes to nominate for election as a director:
(i)the name, age, province or state, and country of residence of the person;
(ii)the principal occupation, business or employment of the person, both present and within the five years preceding the notice;
(iii)the number of securities of each class of voting securities of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by such person, as of the record date for the meeting of shareholders of the Corporation (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and
(iv)any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular, a proxy statement or other filings in connection with solicitations of proxies for election of directors pursuant to the Act or Applicable Securities Laws, including, as applicable, Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and
Bas to the Nominating Shareholder:
(i)the number of securities of each class of voting securities of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by such person or any joint actors, as of the record date for the meeting (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;
(ii)full particulars regarding any proxy, contract, arrangement, agreement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote or to direct or to control the voting of any shares of the Corporation; and
(iii)any other information relating to such Nominating Shareholder that would be required to be disclosed in a dissident’s proxy circular, a proxy statement or other filings in connection with solicitations of proxies for election of directors pursuant to the Act or Applicable Securities Laws, including, as applicable, Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

References to “Nominating Shareholder” in this Section 5 shall be deemed to refer to each shareholder of the Corporation that nominates a person for election as a director in the case of a nomination where more than one shareholder of the Corporation is involved in making such nomination.
6.Power of the Chair. The chair of the applicable meeting of shareholders shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.
7.Delivery of Notice. Notwithstanding any other provision of this by-law, notice given to the Corporate Secretary of the Corporation pursuant to this by-law may only be given by personal delivery, courier service, registered mail (return receipt requested) or e-mail (provided that the Corporate Secretary has stipulated an e-mail address for purposes of this notice), and shall be deemed to have been given only at the time it is served by personal delivery, e-mail (at the address as aforesaid), or sent by courier service or registered mail (return receipt requested) to the Corporate Secretary at the address of the principal executive offices of the Corporation; provided that if such delivery or electronic communication is made on a day which is not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been given on the first subsequent day that is a business day and any deadline for notice to be given hereunder specified as being by the Close of Business on a day that is not a business day shall be deemed to occur on the first subsequent day that is a business day.
8.Increase in Number of Directors to be Elected. Notwithstanding any provisions in this by-law to the contrary, in the event that the number of directors to be elected at a meeting is increased effective after the time period for which the Nominating Shareholder’s notice would otherwise be due under this Section, a notice with respect to nominees for the additional directorships required by this by-law shall be considered timely if it shall be given not later than the Close of Business on the tenth day following the day on which the first Public Announcement of such increase was made by the Corporation.
9.Notice for First Annual Meeting. Notwithstanding the foregoing, with respect to only the first annual meeting of shareholders held after the adoption by the board of this by-law, the timely notice requirements (in accordance with Section 4 of this by-law) shall be varied such that a Nominating Shareholder’s notice to the Corporate Secretary must be given no later than the later of (i) the latest applicable date otherwise provided for under Section 4 of this by-law and (ii) the Close of Business on the tenth day following the first Public Announcement of the general requirements of the by-law. All other requirements of this by-law shall strictly apply to such notice and any such Nominating Shareholder.
10.Waiver. Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this by-law.
The foregoing by-law was made by the directors of the Corporation on the 29th day of January, 2025.

Appendix D - Non-GAAP Financial Measures
All of our financial results, including historical comparisons, are now reported on a U.S. Generally Accepted Accounting Principles (“GAAP”) basis, having transitioned from reporting under International Financial Reporting Standards (“IFRS”) previously.

In addition to disclosing detailed operating results in accordance with GAAP, Celestica provides supplementary non-GAAP financial measures to consider in evaluating the Corporation’s operating performance. Management uses adjusted net earnings and other non-GAAP financial measures to assess operating performance, financial leverage and the effective use and allocation of resources; to provide more normalized period-to-period comparisons of operating results; to enhance investors’ understanding of the core operating results of Celestica’s business; and to set management incentive targets. We believe investors use both GAAP and non-GAAP financial measures to assess management’s decisions associated with our priorities and capital allocation, as well as to analyze how our business operates in, or responds to, macroeconomic trends or other events that impact our core operations. In addition, management believes that the use of adjusted tax expense and adjusted effective tax rate provides additional transparency into the tax effects of our core operations, and are useful to management and investors for historical comparisons and forecasting. These non-GAAP financial measures reflect management’s belief that the excluded items are not indicative of our core operations. See About the Information in this Proxy Statement — Note Regarding Non-GAAP Financial Measures in this Proxy Statement for the definition of, and information regarding, these measures.
Non-GAAP financial measures do not have any standardized meaning prescribed by GAAP and therefore may not be directly comparable to similar measures presented by other companies. Non-GAAP financial measures are not measures of performance under GAAP and should not be considered in isolation or as a substitute for any GAAP financial measure. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are below.
The following table (which is unaudited) sets forth, for the periods indicated, the various non-GAAP financial measures discussed in the Proxy Statement, and a reconciliation of such non-GAAP financial measures to the most directly comparable financial measures determined under GAAP (in millions, except percentages and per share amounts):

	Year ended December 31
	2024		2023
		% of revenue		% of revenue
GAAP revenue	$9,646.0		$7,961.0

GAAP gross profit	$1,033.7	10.7%	$754.1	9.5%
Employee SBC expense	24.8		22.6
TRS FVAs: (gains)	-39.6		—
FCC Transitional ADJ	0.1		3.6
Adjusted gross profit (non-GAAP)	$1,019.0	10.6%	$780.3	9.8%

GAAP SG&A	$293.5	3.0%	$303.2	3.8%
Employee SBC expense	-32.6		-33.0
TRS FVAs: (gains)	51.4		—
FCC Transitional ADJ	1.4		4.8
Adjusted SG&A (non-GAAP)	$313.7	3.3%	$275.0	3.5%

GAAP earnings from operations	$599.3	6.2%	$338.3	4.2%
Employee SBC expense	57.4		55.6
TRS FVAs: (gains)	-91.0		—
FCC Transitional ADJ	-1.3		-1.2
Amortization of intangible assets (excluding computer software)	38.8		36.8
Restructuring and other charges, net of recoveries	19.4		12.1
Adjusted operating earnings (adjusted EBIAT) (non-GAAP)	$622.6	6.5%	$441.6	5.5%

GAAP net earnings	$428.0	4.4%	$244.4	3.1%
Employee SBC expense	57.4		55.6
TRS FVAs: (gains)	-91.0		—
FCC Transitional ADJ	-1.3		-1.2
Amortization of intangible assets (excluding computer software)	38.8		36.8
Restructuring and other charges, net of recoveries	19.4		12.1
Miscellaneous Expense (Income)	15.0		-46.6
IRS Transitional ADJ	—		9.0
Adjustments for taxes(1)	-5.5		-14.3
Adjusted net earnings (non-GAAP)	$460.8	4.8%	$295.8	3.7%

Diluted EPS
Weighted average # of shares (in millions)	118.7		120.3
GAAP earnings per share	$3.61		$2.03
Adjusted earnings per share (non-GAAP)	$3.88		$2.46
# of shares outstanding at period end (in millions)	116.1		119.0

GAAP cash provided by operations	$473.9		$326.2
Purchase of property, plant and equipment, net of sales proceeds	-168.0		-122.4
Free cash flow (non-GAAP)	$305.9		$203.8

GAAP ROIC %	26.1%		15.9%
Adjusted ROIC % (non-GAAP)	27.2%		20.7%
(1) The adjustments for taxes, as applicable, represent the tax effects of our non-GAAP adjustments (see below).
The following table sets forth a reconciliation of our adjusted tax expense (non-GAAP) and our adjusted effective tax rate (non-GAAP) to our GAAP tax expense and GAAP effective tax rate, respectively, for the periods indicated, in each case determined by excluding the tax benefits or costs associated with the listed items (in millions, except percentages) from our GAAP tax expense for such periods. Our GAAP effective tax rate is determined by dividing (i) GAAP tax expense by (ii)

earnings from operations minus finance costs and Miscellaneous Expense (Income) recorded on our statement of operations; our adjusted effective tax rate (non-GAAP) is determined by dividing (i) adjusted tax expense (non-GAAP) by (ii) adjusted operating earnings (non-GAAP) minus finance costs and IRS Transitional ADJ.

	Year ended
	December 31
	2024	2023

GAAP tax expense	$104.2	$61.6

Tax costs (benefits) of the following items excluded from GAAP tax expense:
Employee SBC expense and TRS FVAs	3.5	10.0
Amortization of intangible assets (excluding computer software)	3.0	3.0
Restructuring and other charges	1.1	1.3
Non-core tax adjustment for NCS acquisition	7.5	—
Pillar Two Tax Adjustments	-8.1	—
Miscellaneous Expense (Income)	-1.5	—
Adjusted tax expense (non-GAAP)	$109.7	$75.9

GAAP tax expense	$104.2	$61.6

Earnings from operations	599.3	338.3
Finance Costs	-52.1	-78.9
Miscellaneous Expense (Income)	-15.0	46.6
	$532.2	$306.0

GAAP effective tax rate	20%	20%

Adjusted tax expense (non-GAAP)	$109.7	$75.9

Adjusted operating earnings (non-GAAP)	$622.6	$441.6
Finance Costs	-52.1	-78.9
IRS Transitional ADJ	—	9.0
	$570.5	$371.7

Adjusted effective tax rate (non-GAAP)	19%	20%
The following table sets forth, for the periods indicated, our calculation of GAAP ROIC % and adjusted ROIC % (non-GAAP) (in millions, except GAAP ROIC % and adjusted ROIC %).

	Year ended
	December 31
	2024	2023

GAAP earnings from operations	$599.3	$338.3
Multiplier to annualize earnings	1	1
Annualized GAAP earnings from operations	$599.3	$338.3

Average net invested capital for the period *	$2,292.4	$2,132.5

GAAP ROIC %	26.1%	15.9%

	Year ended
	December 31
	2024	2023

Adjusted operating earnings (adjusted EBIAT) (non-GAAP)	$622.6	$441.6
Multiplier to annualize earnings	1	1
Annualized adjusted EBIAT (non-GAAP)	$622.6	$441.6

Average net invested capital for the period*	$2,292.4	$2,132.5

Adjusted ROIC % (non-GAAP)	27.2%	20.7%

	December 31 2024	September 30 2024	June 30 2024	March 31 2024
Net invested capital consists of:
Total assets	$5,988.2	$5,924.8	$5,872.8	$5,711.5
Less: cash	423.3	398.5	434	308.1
Less: ROU assets (operating and finance leases)	180.8	186.3	200.1	196.1
Less: accounts payable, accrued and other current liabilities, provisions and income taxes payable (excluding finance and operating lease liabilities)	2,969.2	2,981.6	2,946.2	2,992.6
Net invested capital at period end *	$2,414.9	$2,358.4	$2,292.5	$2,214.7

	December 31 2023	September 30 2023	June 30 2023	March 31 2023
Net invested capital consists of:
Total assets	$5,890.5	$5,744.8	$5,499.6	$5,464.2
Less: cash	370.4	353.1	360.7	318.7
Less: ROU assets (operating and finance leases)	170	174	163.2	150.6
Less: accounts payable, accrued and other current liabilities, provisions and income taxes payable (excluding finance and operating lease liabilities)	3,168.4	3,045.6	2,873.9	2,877
Net invested capital at period end *	$2,181.7	$2,172.1	$2,101.8	$2,117.9
* We use a five-point average to calculate average net invested capital for the 12-month period. Average net invested capital for FY 2024 is the average of net invested capital as at December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024.

Celestica

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Form of Proxy - Annual and Special Meeting to be held on June 17, 2025 (the "Meeting")

Notes to form of proxy

1. **You have the right to appoint some other person, company or other legal entity of your choice (an "Appointee"), who need not be a shareholder, to attend and act on your behalf at the Meeting and any adjournments or postponements thereof. If you wish to appoint a person, company or other legal entity other than the Management Nominees named on the reverse of this form of proxy, please insert the name of your chosen Appointee in the space provided (see reverse). In addition, if your Appointee will attend the Meeting virtually, YOU MUST go to https://www.computershare.com/Celestica and provide Computershare with the required information for your chosen Appointee so that Computershare may provide the Appointee with an Invite Code via email. This Invite Code will allow your Appointee to log in to and vote at the Meeting on your behalf. Without an Invite Code your Appointee will only be able to log in to the Meeting as a guest and will not be able to vote.**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This form of proxy should be signed in the exact manner as the name(s) appear(s) on the form of proxy.
4. If this form of proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to you.
5. **The securities represented by this form of proxy, when properly executed, will be voted as you directed, however, if you do not direct your vote in respect of any matter and you do not appoint an Appointee as your proxyholder, this form of proxy will be voted: for the election to the Board of Directors of Celestica Inc. of the nominees proposed by Management; for the appointment of KPMG LLP as auditor of Celestica Inc. and the authorization of the Board of Directors of Celestica Inc. to fix the remuneration of the auditor; for the advisory vote to approve executive officer compensation; for the advisory vote to approve the frequency of executive compensation advisory vote; for approval of the 2025 Long Term Incentive Plan; and to confirm the adoption of By-Law 2.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This form of proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting of Shareholders or other matters that may properly come before the Meeting and any adjournments or postponements thereof.
8. This form of proxy should be read in conjunction with the Notice of Meeting of Shareholders and Proxy Statement.

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Proxies submitted must be received by 9:30 a.m. EDT, on June 13, 2025 or in the case of any adjournments or postponements of the Meeting, at least 48 hours, excluding Saturdays, Sundays and statutory holidays, before the adjourned or postponed Meeting.

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This form of proxy is solicited by and on behalf of the Board of Directors and Management.

Appointment of Proxyholder

I/We, being holder(s) of Subordinate Voting Shares of Celestica Inc. hereby appoint: Michael M. Wilson or, failing him, Robert A. Mionis, or their designees (Management Nominees)

OR

Instead of either of the foregoing, print the name of the person you are appointing as an Appointee if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Celestica and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the Appointee with an Invite Code to gain entry to and vote at the online meeting. If the Appointee is attending the Meeting in person, this step is NOT required.

as my/our proxyholder with full power of substitution and to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and to vote at the discretion of the proxyholder with respect to amendments or variations to matters identified in the Notice of Meeting of Shareholders or other matters that may properly come before the Meeting to be held at Celestica Inc.'s headquarters at 5140 Yonge Street, Suite 1900, Toronto, Ontario and online at https://meetnow.global/MSD5U5Y on June 17, 2025 at 9:30 a.m. EDT and at any adjournments or postponements thereof.

VOTING RECOMMENDATIONS OF MANAGEMENT ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Kulvinder (Kelly) Ahuja	☐	☐	02. Robert A. Cascella	☐	☐	03. Françoise Colpron	☐	☐
04. Jill Kale	☐	☐	05. Amar Maletira	☐	☐	06. Robert A. Mionis	☐	☐
07. Luis A. Müller	☐	☐	08. Michael M. Wilson	☐	☐			

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To approve the appointment of KPMG LLP as auditor of Celestica Inc. and authorization of the Board of Directors of Celestica Inc. to fix the renumeration of the auditors.

For ☐ Withhold ☐

3. Advisory Vote to Approve Named Executive Officer Compensation

For ☐ Against ☐ Abstain ☐

One Year ☐ Two Years ☐ Three Years ☐ Abstain ☐

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5. Approval of the 2025 Long Term Incentive Plan

For ☐ Against ☐ Abstain ☐

6. Adoption of By-Law 2

For ☐ Against ☐ Abstain ☐

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Signing Capacity

Date

DD / MM / YY

C L S Q 378384 +

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